UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCADOLIBRE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 PROXY STATEMENT

and Notice of Annual Meeting of Shareholders

mercado libre

We are Mercado Libre.

We transform the lives of millions of people in Latin America by democratizing commerce and financial services.

mercado libre

LETTER

FROM OUR CHAIRMAN

AND CHIEF EXECUTIVE OFFICER
Dear Stockholder:
Earlier this year, I sat down with MercadoLibre's Head of Investor Relations to talk in a podcast about our strongest and most precious asset: culture. Our culture of hard work, meritocracy, excellence, entrepreneurship and long-term focus is the foundation on which we have built MercadoLibre's success. This has never been clearer than in 2024. It was an outstanding year in which many of the initiatives to which we have applied our cultural principles over multiple years have yielded spectacular results. We surpassed 100mn unique active buyers1 for the first time, following years of consistent investment that has taken our Commerce value proposition from strength to strength. Our Fintech monthly active users2 grew at startup rates of 34% YoY in Q4'24 as the NPS of our digital account in Brazil and Mexico continued to consistently improve.
Protecting, nurturing and spreading our culture are among the most important and challenging tasks we face after surpassing 84,000 employees at the end of 2024. It is a challenge that the leadership of MercadoLibre is prepared for and heavily invested in. Given the importance of our culture to our past success, it is undoubtedly critical to our future success as we seek to capitalize on the many opportunities we face.
On behalf of the board of directors, I would like to express our appreciation for your continued interest in MercadoLibre. We look forward to your attendance at the 2025 Annual Meeting of Stockholders or receiving your proxy vote.
Sincerely yours,
Marcos Galperin
Chairman of the Board, President and Chief Executive Officer

1.Unique active buyers is defined as users that have performed at least one purchase on the Mercado Libre Marketplace during the reported period.
2.Fintech Monthly Active Users: defined as Fintech payers and/or collectors as of December 31, 2024, that, during the last month of the reporting period, performed at least one of the following actions during such month: 1) made a debit or credit card payment, 2) made a QR code payment, 3) made an off-platform online payment using our checkout or link of payment solutions while logged in to our Mercado Pago fintech platform, 4) made an investment or employed any of our savings solutions, 5) purchased an insurance policy, 6) took out a loan through our lending solution, or 7) received the payment from a sale or transaction either on or off marketplace.

NOTICE

OF ANNUAL MEETING

OF STOCKHOLDERS
To be held on June 17, 2025
MEETING DETAILS

DATE & TIME	LOCATION	RECORD DATE
Tuesday, June 17, 2025 at 11:00 a.m, Eastern Time	www.virtualshareholdermeeting.com/MELI2025	April 21, 2025

ITEMS OF BUSINESS

To elect the nominees for Class I and Class III directors recommended by our board of directors, to serve until the 2026 and 2028 Annual Meeting of Stockholders, respectively, or until such time as their respective successors are elected and qualified;

1

To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2024;
2

To ratify the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3

To approve the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion; and
4

To transact such other business as may properly come before the meeting.
5

Whether or not you plan to attend the meeting, please read our 2025 Proxy Statement for important information on each of the proposals, and our practices in the areas of corporate governance and executive compensation. Our 2024 Annual Report to Stockholders on Form 10-K for the year ended December 31, 2024 (“2024 Annual Report”) contains information about MercadoLibre, Inc. (the “Company” or “MercadoLibre”) and our financial performance. Voting on the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Using the Internet or telephone saves us money by reducing postage and proxy tabulation costs. Please provide your voting instructions by the Internet, telephone, or by returning a proxy card or voting instruction card.
By order of the board of directors,
Jacobo Cohen Imach
Sr. Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING.
The notice of meeting and proxy statement for the 2025 annual meeting and our 2024 Annual Report are available electronically at www.proxyvote.com. On or about April 28, 2025, we first mailed to our stockholders (other than those who previously requested electronic or paper delivery of the proxy statement) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our 2024 Annual Report.

INTERNET AVAILABILITY OF PROXY MATERIALS
Under U.S. Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. The Notice of Internet Availability mailed to our stockholders contains instructions on how to access our proxy materials, including our proxy statement and our 2024 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to vote through the Internet or by telephone.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
ATTENDING THE 2025 ANNUAL MEETING

LIVE WEBCAST	WEBCAST STARTS	REPLAY
www.virtualshareholdermeeting.com/MELI2025	at 11:00 a.m., June 17, 2025 Eastern Time	available until June 17, 2026

QUESTIONS:

For Questions Regarding:	You May Contact:

2025 Annual Meeting	MercadoLibre Investor Relations, by going to https://investor.mercadolibre.com/contact and submitting your question or request

Voting Stock Ownership
Computershare
Regular Mail: PO BOX 430006, Providence, RI, 02940-3000, USA
Courier Delivery (overnight): 150 Royall St., Canton, MA 02121
888 313 1478 (U.S. investors)
+1 (201) 680 6578 (Non-U.S. investors)
www.computershare.com/investor

As of the date of this proxy statement, our board does not know of any matters to be presented at the 2025 Annual Meeting other than those specifically set forth in the Notice of 2025 Annual Meeting of Stockholders and this proxy statement. If other proper matters, however, should come before the 2025 Annual Meeting or any adjournment thereof, the proxies named in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment in respect of any such matters.

AN

ECOSYSTEM

FOR

CONSUMERS AND MERCHANTS
Our Company & Our Mission
MercadoLibre is the largest online commerce ecosystem as well as the leading online commerce and fintech ecosystem in Latin America, based on gross merchandise volume (GMV) and monthly active users (MAUs) of the MercadoPago Fintech business. In addition to Commerce, MercadoLibre also offers a wide array of financial services through the MercadoPago Fintech business. We are present in 18 countries. Our platform is designed to provide users - both consumers and merchants - with a complete portfolio of services to facilitate commercial transactions both digitally and offline, with the purpose of democratizing commerce and financial services across Latin America. Through its platforms, MercadoLibre provides its users with robust online commerce and digital financial tools that not only contribute to the development of a large and growing ecommerce community in Latin America, but also foster entrepreneurship, social mobility and financial inclusion.
We offer our users an ecosystem of integrated e-commerce and digital financial services:
COMMERCE

3P MARKETPLACE
>90% of our GMV and over 40 billion dollars in products sold every year. Our commerce platform serves tens of millions of buyers and sellers across the region with a diverse range of categories and a seamless shopping experience.

1P RETAIL
Mercado Libre also operates a first party operation that offers products that are complementary to our marketplace assortment, representing <10% of our GMV. We focus on continuously improving the user experience and our value proposition to drive the development of online retail.

ADVERTISING
Full funnel tool to serve all types of brands and sellers. Mercado Libre has developed advertising solutions for the awareness, consideration and conversion stages of the funnel. With a platform that we believe is world class, sellers and brands can reach millions of qualified buyers at different stages of the shopping journey, supported by our proprietary data.

SHIPPING
Efficiency driven by proprietary technology. Mercado Libre’s logistics is one of our strongest competitive advantages. We believe we are able to deliver a world class experience to buyers, which means greater traffic, conversion and sales for sellers, and higher NPS and cost efficiency for Mercado Libre.

2024 Business Highlights

FINTECH

FINANCIAL SERVICES
Mercado Pago serves merchants with a wide range of payment solutions tailored to different needs, all combined with the ability to anticipate / discount receivables: Mobile Point of Sale, QR Payments and Merchant Services.
Mercado Pago users access a number of financial services through their free digital accounts, beyond payments, transfers and other day to day transactions: Debit and Credit Cards, Investments, Insurance and Crypto Wallet.

LENDING
We leverage the proprietary first party data from our commerce and fintech businesses, enabling us to score users of our ecosystem. The more our users engage with our ecosystem, the better we can score them for credit and offer options tailored to their needs in different touchpoints. We distribute credit through our apps and website in a user friendly and fast manner, with low customer acquisition costs.

FORWARD-LOOKING STATEMENTS
Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. include, but are not limited to, statements regarding MercadoLibre, Inc.’s expectations, objectives and progress against strategic priorities, initiatives and strategies related to our products and services, business and market outlook, opportunities, strategies and trends, impacts of foreign exchange, the potential impact of the uncertain macroeconomic and geopolitical environment on our financial results, customer demand and market expansion, our planned product and services releases and capabilities, industry growth rates, future stock repurchases, our expected tax rate and tax strategies, and the likelihood, impact and result of pending legal, administrative and tax proceedings or government investigations, and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” and “Special Note Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

TABLE

OF CONTENTS

Impact Highlights

WE

USE

TECHNOLOGY

TO

TRANSFORM LIVES
Mercado Libre has a transformative impact across Latin America as the leading e-commerce and fintech platform in the region. We empower millions of small and medium-sized businesses by providing them with the tools to compete against larger industry players, enabling their transition to online retail while delivering world-class service to tens of millions of consumers. We are the main source of income for more than 1.8 million families in Latin America, with more than 570,000 SMEs selling in our marketplace. By addressing their specific needs, we have reshaped the region’s landscape and developed solutions that democratize commerce and financial services.

Value creation

Fiscal Year 2024

INPUTS | Capitals

OUTPUTS | Capitals

Economic

Inputs

- **USD 20,777 M** Net revenues and financial income
- **NASDAQ MELI**

Outputs

- **+37.5%** Revenue vs 2023
- **+8.2%** Stock value vs 2023
- **USD 248.1 B** in merchandise sold and payments processed

Intellectual

Inputs

- **100.2 M** Unique active buyers
- **61.2 M** Monthly active users in fintech
- **18,282** People in Technology & Product

Outputs

- **57** Purchases per second on Mercado Libre
- **360** Transactions per second on Mercado Pago
- **4,169** Potential incidents thwarted

Human

Inputs

- **+44%** People vs 2023
- **+67%** People in shipping
- **+17%** People in Technology & Product
- **+14%** People in Business & Staff

Outputs

- **91%** Overall engagement
- **90%** Engagement in Shipping
- **93%** Engagement in IT
- **5.2%** Turnover in non-operational roles

Social

Inputs

- **+574,000** SMEs engaged in e-commerce
- **USD +24 B** in credit granted

Outputs

- **USD 51.5 B** Gross merchandise volume
- **1,800,000+** Families rely on MELI as their primary source of income
- **+17.1 M** Positive impact products sold

Environmental

Inputs

- **3,642** Total electric vehicles in our logistics fleet
- **174.8 GWH** Electricity consumption
- **135,938 t** Raw materials for packaging

Outputs

- **70 M** Shipments made using sustainable mobility solutions
- **63,282.2 t (77%)** in waste recovered
- **43.8%** of electric energy consumption from renewable sources

MELI DNA

EXECUTE WITH EXCELLENCE
COMPETE AS A TEAM TO WIN
ALWAYS IN CONTINUOUS BETA
GIVE OUR BEST AND HAVE FUN
CREATE VALUE FOR THE USER
TAKE RISKS AS ENTREPRENEURS
CULTURAL PRINCIPLES
PURPOSE
To democratize commerce and financial services, transforming the lives of millions of people across Latin America.
LEADERSHIP PRINCIPLES
DRIVE SUSTAINABLE RESULTS
DECIDE SHARPLY
EMBRACE DISRUPTION
SUCCEED THROUGH TALENT
BREAK DOWN SILOS
LEAD BY EXAMPLE

Operating context

0,9% average economic growth rate in Latin America from 2015 to 2024[1].

60% of the world's biodiversity is found in Latin America and the Caribbean[2].

99.5% of businesses in the region are SMEs[3].

47% average informal employment rate[3].

60% of formal jobs are provided by SMEs[3].

73% of businesses struggle to adopt new technologies, primarily due to financing constraints[4].

68% of businesses struggle to hire workers with the necessary skills[4].

1 CEPAL, 2024. Economic Survey of Latin America and the Caribbean | 2 UNEP, 2016. The state of biodiversity in Latin America and the Caribbean. | 3 OCDE/CAF/SELA, 2024. SME Policy Index: Latin America and the Caribbean. | 4 BID, 2023. *América Latina en movimiento: competencias y habilidades para la Cuarta Revolución Industrial en el contexto de post pandemia.*

MercadoLibre	2025 Proxy Statement	1

IMPACT HIGHLIGHTS

WE	ACT	TODAY	FOR LATIN

AMERICA’S DEVELOPMENT
At MercadoLibre, sustainability is a way of doing things that permeates every area of the Company and is fully integrated into our growth and business strategy. It is a commitment we renew daily, every time we take risks to innovate, build scale, and create transformational impact.
We believe our pace of growth enables us to amplify our positive social and economic impacts by driving commercial and financial inclusion while contributing to the prosperity of our communities.

MercadoLibre is celebrating 25 years as a driver of transformation across Latin America.

As we expand our operations, we must become increasingly efficient and innovative in minimizing our environmental footprint across the value chain. We focus on what we can do best today to continue growing responsibly. It is a path of continuous and collective improvement, with many challenges ahead in a dynamic, fast-paced industry. However, our focus remains clear: the time to act is now.
UNDER THIS PREMISE, OUR STRATEGY HAS THREE MAIN FOCUS AREAS OF ACTION:

We work to expand economic opportunities and financial inclusion for sustainable businesses and underserved user segments, positioning our ecosystem as a catalyst for positive social and economic impact. We achieve this by offering the largest curated selection of sustainable products in the region on our marketplace, developing triple-impact brands and businesses, and enhancing the financial and digital skills of business owners and users facing barriers to accessing our platforms, such as geographical, educational or technological gaps.

We support the development of our communities by democratizing access to training opportunities and resources. Our focus is on projects and initiatives that enhance social development capabilities in increasingly digitalized contexts. Through programs like Mercado Libre Solidario, we enhance the digitalization and fundraising capabilities of social organizations in the region, improving their ability to address today’s social and environmental challenges.

We manage the environmental impact of our operations through innovative, efficient, and scalable solutions, focusing on what we can do best today to grow sustainably. Measuring our carbon footprint allows us to identify key operational and value chain impacts and target efforts to the most efficient initiatives to mitigate them, with a focus on sustainable mobility, energy management, and circular economy.

Our sustainability strategy is based on our materiality assessment. For more details see our 2024 Impact Report on our Investor Relations website.

2	2025 Proxy Statement	MercadoLibre

IMPACT HIGHLIGHTS
Key Initiatives
ECONOMIC EMPOWERMENT
■Financial inclusion: Mercado Pago’s value proposition helps drive this transformation by offering a comprehensive suite of solutions powered by our proprietary data and technology. From digital accounts to insurance and payment processing, we deliver secure, user-friendly, and accessible tools that empower individuals and businesses to develop and grow, with a significant impact on unbanked and underbanked populations. We also work with partners to bridge financial educational gaps and ensure responsible use of financial services by offering free training and mentoring for young individuals and women entrepreneurs.
■See all of our Financial Inclusion initiatives on our Investor Relations website, under the Impact section.
■Sustainable Products: Our Sustainable Products section is designed to help shape consumer behavior by curating product selections based on social and environmental criteria. We also support sustainable regional businesses and brands by providing visibility and access to markets, thereby amplifying their positive impacts.
■Biomes in a Click: As part of our commitment to strengthening SMEs, improving their market access, and amplifying the positive reach of our ecosystem, we have been supporting sociobiodiversity entrepreneurs in marketing their products via our platform. This helps create new income streams, preserve sociobiodiversity, and strengthen the growth potential of local economies.
SOCIAL EMPOWERMENT
■Mercado Libre Solidario: We leverage our ecosystem to support civil organizations by providing digital inclusion and facilitating access to donors and fundraising. MercadoLibre also provides training, benefits and guidance to these same organizations.
■Humanitarian aid and disaster relief: Throughout 2024, we delivered on our commitment to generating positive social impact by leveraging technology as a powerful tool to address urgent challenges and support the recovery of communities affected by natural disasters.
ENVIRONMENTAL STEWARDSHIP
■Sustainable mobility: We reduce the impact of our logistics operations by expanding our fleet of electric and low emission fuel vehicles and creating partnerships to adopt innovative solutions across the value chain.
■Energy management: We increase our energy efficiency and replace electricity consumption with conventional energy from renewable sources across our operations throughout the region.
■Packaging and material circularity: We implement processes to recover materials and surplus goods generated in our operations and develop innovative packaging solutions to reduce the impact of resource usage.
Transparency
Guide to key reports, policies and reporting standards followed by MercadoLibre:

Topic	Where to find

Company Reports
Impact Report	Investor Relations website under the Impact section
Sustainable Bond Report	Investor Relations website under the Impact section
Impacts that Matter	Investor Relations website under the Impact section

MercadoLibre	2025 Proxy Statement	3

IMPACT HIGHLIGHTS

Topic	Where to find

Standards and Frameworks
GRI Standard Reporting	Investor Relations website under the Impact section, in Impact Report frameworks section
SASB Reporting	Investor Relations website under the Impact section, in Impact Report frameworks section
Integrated Reporting	Investor Relations website under the Impact section, in Impact Report frameworks section
CDP Reporting	Available in the CDP Portal
Policies
MELI Code	Investor Relations website under the About MELI section, in Governance Documents
Code of Ethics for suppliers and business partners	Investor Relations website under the About MELI section, in Governance Documents

GOVERNANCE

Sustainability Governance
■The Board of Directors receives regular updates on risks and opportunities arising from environmental, social, and governance factors as required. The Executive Vice President and Chief Financial Officer (CFO) is responsible for economic, environmental, and social matters.
Sustainability Bond
■In 2024, we completed the allocation of the net proceeds from the sale of our 2.375% Sustainability Bond due 2026, issued in January 2021. The net proceeds from the $400 million offering were used to finance triple-impact projects aligned with the priority pillars of our sustainability strategy: reducing our environmental footprint; financial inclusion; and social development and empowerment.
■For further information about our Sustainability Bond and related projects, please visit the “Sustainability” page on our investor relations website.
To learn more about MercadoLibre’s impact and sustainability efforts see our Impact Report, which is available on our Investor Relations website.
We have also published our Sustainability Bond report, which is available on our Investor Relations website.
Links to websites or reports included in this proxy statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

4	2025 Proxy Statement	MercadoLibre

Proposal One

ELECTION

OF DIRECTORS

Our certificate of incorporation provides for our board to be divided into three classes, with each class having a three-year term. In accordance with our certificate of incorporation and bylaws, the number of directors that constitutes our board of directors is fixed from time to time by a resolution duly adopted by our board. Our board currently consists of nine members. Information as to the directors currently comprising each class of directors and the current term expiration date of each class of directors is set forth in the following table:

Directors Currently Comprising Each Class	Class	Current Term Expiration Date

Susan Segal Stelleo Passos Tolda (1) Alejandro Nicolás Aguzin	Class I	2026 Annual Meeting
Nicolás Galperin Henrique Dubugras Richard Sanders	Class II	2027 Annual Meeting
Emiliano Calemzuk Marcos Galperin Andrea Mayumi Petroni Merhy (2)	Class III	2025 Annual Meeting
1.On September 12, 2024, our board upon the recommendation of the nominating and corporate governance committee, unanimously approved the appointment of Mr. Stelleo Passos Tolda as a Class I director of the Company, to serve from September 12, 2024 until the Company’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. Therefore, the term of office of Mr. Passos Tolda is scheduled to expire at the 2025 Annual Meeting.
2.Ms. Petroni’s term of office will expire at the conclusion of the 2025 Annual Meeting.
At the recommendation of the nominating and corporate governance committee of our board, the board has nominated the following directors for election at the 2025 Annual Meeting:

Director Nominee	Class	Expiration Date

Stelleo Passos Tolda	Class I	2026 Annual Meeting
Emiliano Calemzuk Martin Lawson Marcos Galperin	Class III	2028 Annual Meeting
A director elected to fill a vacancy will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. As discussed in greater detail below in “Additional Governance Matters — Director Independence and Family Relationships” our board has determined that seven of the nine current members of our board are independent directors within the meaning of the listing standards of The NASDAQ Global Select Market (the “NASDAQ”) and our corporate governance guidelines.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I AND CLASS III DIRECTORS.

MercadoLibre	2025 Proxy Statement	5

PROPOSAL ONE
The nominating and corporate governance committee recommended, and our board nominated, Stelleo Passos Tolda as nominee for election as a Class I director of our Company at the 2025 Annual Meeting. If elected at the 2025 Annual Meeting, Mr. Passos Tolda will serve until our 2026 Annual Meeting and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
The terms of our three Class III directors are also set to expire at the 2025 Annual Meeting. Of the three current Class III directors whose terms expire at the 2025 Annual Meeting, two are standing for re-election. The nominating and corporate governance committee and the board did not renominate Andrea Mayumi Petroni Merhy for election to the board and her term will expire at the conclusion of the 2025 Annual Meeting. The board thanks Ms. Petroni for her leadership and years of service to MercadoLibre. At the recommendation of the nominating and corporate governance committee, our board has nominated each of Emiliano Calemzuk, Marcos Galperin and Martin Lawson as nominees for election as Class III directors of our Company at the 2025 Annual Meeting. If elected at the 2025 Annual Meeting, each of the Class III director nominees will serve until our 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
If any of the nominees is unexpectedly unavailable for election, shares represented by validly delivered proxies will be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee or our board may determine to reduce the size of our board. Each person nominated for election has agreed to serve if elected.
Set forth below is biographical information for the nominees, as well as the key attributes, experience and skills that the board believes each nominee brings to the board.
Process for Director Nominations
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our board's nominating and corporate governance committee functions as the principal nominating body. The committee's charter outlines its responsibilities, which encompass identifying, reviewing, evaluating, and recommending director candidates for board nomination. Detailed information regarding the committee's responsibilities can also be found in our corporate governance guidelines, which, together with the committee’s charter, are available on our investor relations website.
DIRECTOR CANDIDATE RECOMMENDATIONS AND NOMINATIONS BY STOCKHOLDERS
Our committee welcomes and encourages recommendations for director candidates from stockholders. According to the nominating and corporate governance committee’s charter, all candidates for election to our board—regardless of their source of identification—will be evaluated based on their overall merits without relying solely on minimum qualifications or specific attributes. Stockholders wishing to submit recommendations for the committee's consideration may do so through the process outlined under "Stockholder Communications with our Board." Additionally, any stockholder of record entitled to vote for the election of directors may nominate candidates for election, provided they comply with the notice procedures summarized in “Stockholder Proposals for the 2026 Annual Meeting” section of this proxy statement.
PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR CANDIDATES
The nominating and corporate governance committee is committed to a thorough process for identifying and evaluating director candidates. This process is structured to emphasize the importance of disclosing and periodically assessing director qualifications. The committee evaluates candidates based on criteria outlined in our corporate governance guidelines and committee charter. Each candidate’s qualifications are assessed in light of individual skills and characteristics, as well as the overall composition and needs of the board. Critical factors in this evaluation include independence, relevant skills and experience, reputation, integrity, potential conflicts of interest, and other appropriate qualities.
The board is committed to regular refreshment to maintain an optimal balance of skills, backgrounds and perspectives. We have successfully onboarded five new directors since 2015 and nominated another new director at our 2025 Annual Meeting, increasing the breadth of experience of our board. Mr. Lawson is a new director nominee at our 2025 Annual Meeting and has over 25 years of experience in e-commerce, fintech and digital marketplaces, with a strong focus on Latin America.

6	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
DIRECTOR QUALIFICATIONS
Our nominating and corporate governance committee charter requires that various factors be considered when evaluating candidates, such as integrity, strength of character, judgment, business experience, and specific areas of expertise. Given the regional, cross-border and complex nature of our business, the nominating and corporate governance committee also considers other factors such as diversity of education, skills, cultural background and professional experience as relevant components of our board's composition.

Comprehensive Review by the Nominating and Corporate Governance Committee:
■Identifies, reviews, and evaluates candidates based on overall merits.
■Assesses candidates using criteria in corporate governance guidelines.
■Reviews candidates for independence and potential conflicts of interest.

MercadoLibre	2025 Proxy Statement	7

PROPOSAL ONE
Nominee for Election as Class I Director
Independent Director

AGE

57

DIRECTOR

SINCE

2024

COMMITTEES
■Audit (Chairman)
■Nominating and corporate governance

KEY

SKILLS

BANKING

FINANCE

RISK

OVERSIGHT

MARKETING

INNOVATION & TECHNOLOGY

INDUSTRY

EXPERIENCE

(COMMERCE)

LATAM

MARKETS

MANAGEMENT

CORPORATE

GOVERNANCE

ENTREPRENEURSHIP
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■ Diagnósticos da America S.A.
■Director (since January 2023)
■ Arco Educação
■Director (2020-2023)
■ Mercado Libre
■Commerce President (2020-2022)
■Executive Vice President and Chief Operating Officer (2009-2019)
■Senior vice president and Company’s country manager of Brazil. (1999-2009)
■Lehman Brothers Inc. (1999)
■Banco Pactual (1996-1997)
■Banco Icatu (1994 - 1996)

EDUCATION
■Master’s in business administration - Stanford University
■Master’s degree and bachelor’s degree in mechanical engineering - Stanford University
■Certificate in financial accounting from Harvard Business School (Online)

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
None

8	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
Nominees for Election as Class III Directors
CHIEF EXECUTIVE OFFICER,
RESHET MEDIA GROUP
Lead Independent Director

AGE

52

DIRECTOR

SINCE

2007

COMMITTEES
■Nominating and corporate governance (Chairman)
■Compensation (Chairman)

KEY

SKILLS

MEDIA &

ENTERTAINMENT

MARKETING

CYBERSECURITY

INNOVATION & TECHNOLOGY

INDUSTRY

EXPERIENCE

(COMMERCE)

LATAM

MARKETS

MANAGEMENT

CORPORATE

GOVERNANCE

ENTREPRENEURSHIP
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Reshet Media Group
■Chief Executive Officer (since March 2024)
■Sony Music and Sony Pictures Entertainment
■Advisor
■890 Fifth Avenue Partners, LLC
■Chief Executive Officer (2020 - 2021)
■RAZE, a media startup venture focused on the Hispanic market
■Co-founder and CEO (2017 - 2020)
■Time, Inc., publisher of Time, Sports Illustrated, People and other major magazine titles
■Partnered with to assist entry to digital video (2015 - 2016)
■News Corporation/Fox
■CEO of Shine Group Americas, a unit of 21st Century Fox (September 2010 - January 2012)
■President of Fox Television Studios (2007 - 2010)
■President of Fox International Channels Europe (2002 - 2007)
■Vice President and Deputy Managing Director of Fox Latin American Channels (1998- 2002)

EDUCATION
Graduated Cum Laude, University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
890 Fifth Avenue Partners (2020 - 2021)

OTHER

AFFILIATIONS
None

MercadoLibre	2025 Proxy Statement	9

PROPOSAL ONE

AGE

52

COMMITTEES

None

KEY

SKILLS

ENTREPRENEURSHIP

LATAM

MARKETS

INDUSTRY

EXPERIENCE

(COMMERCE)

FINANCE

MANAGEMENT
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
Mr. Lawson has over 25 years of experience in e-commerce, fintech, and digital marketplaces, primarily in Latin America. He previously held various leadership roles at MercadoLibre, where he significantly contributed to regional expansion, M&A activities, and business development. As VP of Marketplace VIS, he drove growth, strengthened partnerships, and enhanced scalability. He also implemented strategies to optimize user experience and increase transaction volumes. In addition to his work at MercadoLibre, Mr. Lawson previously served as an independent advisor to the Board of Directors, leveraging his expertise supporting high-impact businesses in e-commerce and digital transformation, making a substantial impact on online retail and platform monetization.

■Mercado Libre
■Advisor to the Board of Directors (2022-2025)
■Marketplace VIS Vice President (2009-2022)
■Classifieds Director (2005-2022)
■Marketing and PR Manager (1999-2004)
■AB InBev
■Marketing Associate (1997-1999)
■Deloitte
■Associate, Audit Division (1994-1996)

EDUCATION
■Master’s in Finance, Universidad Torcuato Di Tella
■BA in Business Administration, Universidad de Buenos Aires
■Executive education at Stanford Graduate School of Business

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
None

KEY

ATTRIBUTES

AND

SKILLS
■Entrepreneurship: Mr. Lawson has extensive experience in launching, scaling, and advising startups in e-commerce and fintech industries.
■LatAm Market: Mr. Lawson, based in Argentina, possesses deep knowledge of the Latin American business landscape, regulatory frameworks, and cross-border market dynamics.
■Industry Experience (Commerce): Mr. Lawson has a proven track record in digital marketplaces, classifieds, and online retail, driving innovation and growth.
■Finance: Mr. Lawson has a strong background in M&A, investment strategy, and financial modeling, contributing to successful acquisitions and business integrations.
■Management: Mr. Lawson has demonstrated leadership in high-growth environments, effectively managing large teams and driving operational excellence.

10	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
CHAIRMAN OF THE BOARD, CO-
FOUNDER AND CHIEF EXECUTIVE
OFFICER, MERCADO LIBRE, INC.
Brother of Nicolás Galperin (Class II
Director)

AGE

53

DIRECTOR

SINCE

1999

COMMITTEES

None

KEY

SKILLS

ENTREPRENEURSHIP

INDUSTRY

EXPERIENCE

(FINTECH)

INDUSTRY

EXPERIENCE

(COMMERCE)

LATAM

MARKETS

MANAGEMENT

MEDIA &

ENTERTAINMENT

FINANCE
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■MercadoLibre, Inc.
■Chairman of the Board and Chief Executive Officer
■J.P. Morgan Securities, Inc. in New York
■Fixed income department (June to August 1998)
■YPF S.A., an integrated oil company in Buenos Aires, Argentina
■Futures and Options Associate (1994 - 1997)

EDUCATION
■M.B.A., Stanford University
■B.S. in Economics, graduated with honors, Wharton School of the University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■Satellogic (since 2022)
■Globant S.A. (2014 - 2020)
■Televisa S.A.B. (2017 - 2021)

OTHER

AFFILIATIONS
■Member of JP Morgan International Council
■Board Member, Endeavor Argentina

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE FOR CLASS I AND NOMINEES FOR CLASS III DIRECTORS NAMED ABOVE.

MercadoLibre	2025 Proxy Statement	11

PROPOSAL ONE
Board of Directors
The following is biographical information on the remainder of our continuing directors, as well as Ms. Petroni, whose term of office will expire at the conclusion of the 2025 Annual Meeting, as well as the key attributes, experience and skills that the board believes such directors bring to the board.
CLASS I DIRECTORS
PRESIDENT AND CHIEF EXECUTIVE
OFFICER, AMERICAS SOCIETY AND
COUNCIL OF THE AMERICAS
Independent Director

AGE

72

DIRECTOR

SINCE

2012

COMMITTEES
■Audit
■Compensation

KEY

SKILLS

ENTREPRENEURSHIP

PRIVATE EQUITY

FINANCE

RISK

OVERSIGHT

BANKING

INDUSTRY

EXPERIENCE

(FINTECH)

INDUSTRY

EXPERIENCE

(COMMERCE)

CORPORATE

GOVERNANCE

LATAM

MARKETS

MANAGEMENT
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Americas Society and Council of the Americas (“AS/COA”)
■President and Chief Executive Officer (since August 2003)
■J.P. Morgan Partners/Chase Capital Partners
■Partner and Latin American Group Head
■Chase Bank and its predecessor banks
■Senior Managing Director focused on Emerging Markets Investment Banking and Capital Markets

AWARDS

AND

HONORS
■Order of Bernardo O’Higgins Grado de Gran Oficial (Chile, 1999)
■Cruz de San Carlos (by President Uribe of Colombia, 2009)
■Order of the Mexican Aztec Eagle (Mexico, 2012)
■Order of “Merit for Distinguished Services” in the rank of Grand Official (Peru, 2019)
■Order of Boyaca (by President Duque, 2022)
■On Bloomberg List’s 500 Most Influential People in Latin America (2022)
■Condecoración de la Orden Nacional "Honorado Vasquez" (by then President Lasso, Ecuador, September 2023)

EDUCATION
■Master’s in business administration, Columbia University
■Bachelor’s degree, Sarah Lawrence College.

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■Vista Oil and Gas S.A.B de C.V. (since 2017)
■Ribbit Leap, Ltd. (2020-2022)
■Scotiabank (2011-2023)
■Robinhood Markets, Inc. (since March 2024)

OTHER

AFFILIATIONS
■Director, Tinker Foundation
■Director, Bretton Woods Committee
■Member, Council of Foreign Relations
■Chairperson, Scotiabank USA (until 2023)

12	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
INVESTOR
Independent Director

AGE

56

DIRECTOR

SINCE

2017

COMMITTEES
■Audit
■Nominating and corporate governance

KEY

SKILLS

CORPORATE

GOVERNANCE

ENTREPRENEURSHIP

INDUSTRY

EXPERIENCE

(FINTECH)

INNOVATION & TECHNOLOGY

FINANCE

LATAM

MARKETS

BANKING

MANAGEMENT

PRIVATE EQUITY

RISK

OVERSIGHT
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Hong Kong Stock Exchanges and Clearing Ltd.
■Chief Executive Officer (2021 - 2024)
■Member, Board of Directors (2021 - 2024)
■J.P. Morgan
■CEO of firm’s International Private Bank (2020 - 2021)
■Member, Operating Committee for firm’s Asset & Wealth Management business (2020 - 2021)
■Chairman and CEO for Asia Pacific Region (2012 - 2020)
■CEO for J.P. Morgan Latin America (2005 - 2012)
■Senior Country Officer, Brazil (2008 2009)
■Head of Latin America Investment Banking Coverage, Mergers & Acquisitions and Capital Markets (2002 - 2005)
■Head of Latin America Mergers & Acquisitions Group in New York (2000-2002); Member (1996 - 2002)
■Investment Banking Team in Buenos Aires (1992 - 1996)
■Corporate Finance Services Group in New York (1991 - 1992)
■Financial Analyst in Credit Group, Buenos Aires (1990 - 1991)

EDUCATION
■B.S. in Economics, Wharton School of the University of Pennsylvania
■Fluent in Spanish, Portuguese and English

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
■HKEX (2021-2024)
■Globant S.A. (Since May 2024)

OTHER

AFFILIATIONS
■Member, Board of Trustees of the Asia Society
■Member, Board of Trustees Eisenhower Fellowship
■Member, Asia Pacific Council of the Nature Conservancy

MercadoLibre	2025 Proxy Statement	13

PROPOSAL ONE
CLASS II DIRECTORS
INVESTOR
Brother of Marcos Galperin, our Chairman, President and CEO.

AGE

56

DIRECTOR

SINCE

1999

COMMITTEES

None

KEY

SKILLS

ENTREPRENEURSHIP

FINANCE

RISK

OVERSIGHT

LATAM

MARKETS

CORPORATE

GOVERNANCE

BANKING

PRIVATE EQUITY
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Onslow Capital Management Limited, an investment management company based in London
■Founder (2006-2018)
■Morgan Stanley & Co. Incorporated, an investment bank (1994 - 2006)
■Managing Director and Head of Trading and Risk Management, London Emerging Markets Trading Desk
■Trader of high yield bonds, emerging markets bonds and derivatives in New York and London

EDUCATION
B.S. in Finance, graduated with honors, Wharton School of the University of Pennsylvania

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
None

OTHER

AFFILIATIONS
None

14	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
CO-FOUNDER AND CHAIRMAN,
BREX. INC.
Independent Director

AGE

29

DIRECTOR

SINCE

2021

COMMITTEES

None

KEY

SKILLS

ENTREPRENEURSHIP

FINANCE

LATAM

MARKETS

INDUSTRY

EXPERIENCE

(FINTECH)
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Brex, Inc., a company reimagining financial systems so every growing company can realize their full potential
■Co-founder and Chairman
■Pagar.me, an online payments company
■Co-founder
■EduqueMe, an educational crowdfunding company aimed at sponsoring Latin American students in United States colleges
■Co-founder
■Estudar nos EUA, a company aimed at disseminating information and opportunities related to studying abroad
■Co-founder

EDUCATION
Studied Computer Science, Stanford University

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
Expedia Group (2023-2024)

OTHER

AFFILIATIONS
None

MercadoLibre	2025 Proxy Statement	15

PROPOSAL ONE
PARTNER AT PERMIRA
Independent Director

AGE

53

DIRECTOR

SINCE

2022

COMMITTEES
■Compensation

KEY

SKILLS

INNOVATION & TECHNOLOGY

INDUSTRY

EXPERIENCE

(COMMERCE)

PRIVATE EQUITY

FINANCE

RISK

OVERSIGHT

MANAGEMENT
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■Permira, a global private equity firm (joined 1999)
■Partner
■Member of Executive Committee and Investment Committee for their Flagship and Growth Opportunities funds
■Co-head of Technology Sector Investment Team (until 2023)
■Morgan Stanley
■M&A and High Yield Capital Markets divisions

EDUCATION
■M.A. in Literae Humaniories (Classics), Oxford University
■M.B.A., Stanford University (Fulbright Scholar)

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
Allegro S.A. (since 2020)

OTHER

AFFILIATIONS
None

16	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
CLASS III DIRECTOR
HEAD OF BUSINESS ADVISORY AND
AND EXECUTION, JP MORGAN
CHASE & CO., HONG KONG OFFICE

Independent Director

AGE

50

DIRECTOR

SINCE

2022

COMMITTEES

None

KEY

SKILLS

RISK

OVERSIGHT

FINANCE

BANKING

LATAM

MARKETS

CORPORATE

GOVERNANCE

MANAGEMENT
See the Director Skills Highlights section on page 19 for more information.

CAREER

HIGHLIGHTS
■J.P. Morgan Chase & Co., Hong Kong Office.
■Head of Business Advisory and Execution (since 2019)
■Head of Finance and Business Management for Banking and Wholesale Payments for Asia Pacific (2016 - 2019)
■Board member, non-executive director (2016 - 2021)

EDUCATION
Bachelor’s degree in Business Administration, Escola de Administração de Empresas — Fundação Getulio Vargas

OTHER

PUBLIC

BOARDS

WITHIN

THE

PAST

FIVE

YEARS
Globant S.A. (since 2022)

OTHER

AFFILIATIONS
None

MercadoLibre	2025 Proxy Statement	17

PROPOSAL ONE
Our business is managed by our employees under the direction and oversight of our board. Except for our chief executive officer, none of the members of our board is an employee of MercadoLibre. Our board members remain informed of our business through discussions with management, materials we provide to them, and their participation on the board and in board committee meetings.
We believe open, effective, and accountable corporate governance practices are key to our relationship with our stockholders. Our board has adopted corporate governance guidelines that, along with the charters of our board committees and our MELI Code, provide the framework for the governance of our Company. Copies of our corporate governance guidelines, the charters of our board committees, and our MELI Code may be found on our investor relations website. The board regularly reviews corporate governance developments and modifies these policies as warranted. Any changes in these governance documents will be reflected in the same location of our website. Links to websites included in this proxy statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission.
Board’s Composition
As illustrated by the director biographies and the director skills highlights, our board of directors is comprised of a diverse group of individuals with significant experience in their respective fields. Our board believes that the combination of different tenures, backgrounds, skills, expertise and experiences of the directors and the director nominees contribute to an effective board that comprehends the complexities of our business and of the region in which we operate. The nominating and corporate governance committee’s decision not to renominate Ms. Petroni for election to the board at the 2025 Annual Meeting reflects the nominating and corporate governance committee’s commitment to regular board refreshment. The Company believes that the directors and director nominees have all the necessary qualifications and skills for strategic decision-making and to provide effective and independent oversight.

18	2025 Proxy Statement	MercadoLibre

PROPOSAL ONE
Director Skills Highlights
We understand the importance of a wide range of expertise that supports the Company’s strategic goals and operational needs. This blend of skills enables the Board to effectively guide the organization toward sustainable growth and adaptability in a changing environment. Our directors and directors nominees contribute a wealth of perspectives and experiences across key areas vital to our continued success.

Skills and Experience	Passos Tolda	Segal	Aguzin	N. Galperin	Dubugras	Sanders	Calemzuk	M. Galperin	Petroni	Lawson

ENTREPRENEURSHIP	■	■	■	■	■		■	■		■
PRIVATE EQUITY		■	■	■		■
FINANCE	■	■	■	■	■	■		■	■	■
RISK OVERSIGHT	■	■	■	■		■			■
LATAM MARKETS	■	■	■	■	■		■	■	■	■
INNOVATION & TECHNOLOGY	■		■			■	■
CORPORATE GOVERNANCE	■	■	■	■			■		■
BANKING	■	■	■	■					■
INDUSTRY EXPERIENCE (COMMERCE)	■	■				■	■	■		■
INDUSTRY EXPERIENCE (FINTECH)		■	■		■			■
MEDIA & ENTERTAINMENT							■	■
MARKETING	■						■
MANAGEMENT	■	■	■			■	■	■	■	■
CYBERSECURITY							■

ENTREPRENEURSHIP

Identify opportunities and innovate solutions in fast-changing markets.

RISK OVERSIGHT

Identify, assess, and mitigate potential risks to safeguard the Company's assets and reputation in a dynamic landscape.

CORPORATE GOVERNANCE

Knowledge of best practices in corporate governance, ensuring accountability, transparency, and ethical standard.

INDUSTRY EXPERIENCE (FINTECH)

A deep understanding of the financial technology sector, including emerging technologies, and regulatory challenges.

MANAGEMENT

Strong leadership abilities to foster team collaboration and operational efficiency.

PRIVATE EQUITY

Identify, evaluate and manage investment opportunities.

LATAM MARKETS

In-depth understanding of the diverse socioeconomic and regulatory environments in Latin America.

BANKING

Insight into financial systems and regulations that affect corporate finance and investment.

MEDIA & ENTERTAINMENT

Familiarity with the media landscape, enhancing strategic partnerships and offerings in content-driven segments.

CYBERSECURITY

Expertise in safeguarding digital assets and protecting user data, ensuring compliance with regulations.

FINANCE

Strong financial acumen that enables decision-making regarding capital allocation and financial forecasting.

INNOVATION & TECHNOLOGY

Proficiency in the latest technological advancements.

INDUSTRY EXPERIENCE (COMMERCE)

A comprehensive knowledge of the commercial landscape, consumer behavior, market dynamics, and sales.

MARKETING

Develop effective marketing strategies, driving brand engagement and market penetration.

MercadoLibre	2025 Proxy Statement	19

CORPORATE

GOVERNANCE

Board Leadership Structure
We believe that there is no single, generally accepted approach to providing board leadership and, in light of the competitive and dynamic environment in which we operate, the appropriate board leadership structure may vary from time to time as circumstances warrant. Therefore, our board will continually evaluate the leadership structure of the board with the goal of maximizing its effectiveness and alignment with the Company's needs.
We do not have a fixed policy with respect to the separation of the offices of the chairman of the board and chief executive officer. In light of the competitive and dynamic environment in which our Company operates, the appropriate board leadership structure may vary from time to time as circumstances warrant and we believe that any determination in this regard is part of the executive succession planning process. Mr. Galperin currently serves as both our chairman and our president and chief executive officer. Our board believes service in these dual roles is in the best interests of our Company and our stockholders. Mr. Galperin co-founded our Company, has served as chief executive officer since our inception and is the only member of management on the board. The board is confident that he possesses the most thorough knowledge of the issues, opportunities and challenges facing us and our business and, accordingly, is the person best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to our stakeholders.
Because the board also believes that strong, independent board leadership is a critical aspect of effective corporate governance, the board has established the position of lead independent director. The lead independent director is an independent director elected annually by the board. Mr. Calemzuk currently serves as the lead independent director, a position to which he was appointed in February 2016. Mr. Calemzuk joined our board in 2007. During his tenure, he has gained extensive knowledge and deep understanding of the Company and its business. As lead independent director, he coordinates the activities of the other independent directors; presides at all meetings of the board at which the chairman is not present; serves as liaison between the chairman and the independent directors; consults with the chairman on the agenda for board meetings; serves as the board’s liaison for consultation and communication with stockholders, as appropriate; and communicates regularly with each director to be certain that each director’s views, competencies and priorities are understood. In addition, the lead independent director, who is also the chairman of the nominating and corporate governance committee, obtains self-assessment questionnaires and conducts interviews to confirm the continued qualification and willingness to serve of each director whose term is expiring at an annual meeting prior to the time at which directors are nominated for re-election.
We believe that our current board leadership structure provides effective, constructive and independent oversight of management and the Company.
Board Committees
Board committees help our board perform effectively and efficiently, but they do not replace the oversight responsibility of our board as a whole. There are currently three principal standing board committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each principal standing committee meets regularly and has a written charter that has been approved by our board and is reviewed annually, which is available on our investor relations website. In addition, at each regularly scheduled board meeting, a member of each committee reports on any significant matters addressed by the committee subsequent to the board’s most recent prior meeting. Each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

20	2025 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
The following table lists the members of each of our three principal standing board committees as of the filing date of this Proxy Statement:

Director Name	Age	Independent	Audit	Compensation	Nominating & Corporate Governance

Emiliano Calemzuk	52	■		C	C
Susan Segal	72	■	■	■
Stelleo Passos Tolda	57	■	C		■
Alejandro Nicolás Aguzin	56	■	■		■
Richard Sanders	53	■		■
■ Member     C Chair

		RESPONSIBILITIES
AUDIT

■Overseeing our independent registered public accounting firm and having the sole authority to select and, where appropriate, replace the independent registered public accounting firm, approve the compensation and terms of the firm’s engagement and evaluate its performance;
■Considering and approving all audit and non-audit services to be performed by our independent registered public accounting firm and establishing procedures in respect thereof;
■Overseeing management’s establishment and maintenance of our accounting and financial reporting processes, including our internal controls and disclosure controls and procedures, and the audits of our financial statements;
■Establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control, and auditing and non-audit/accounting matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting, auditing or other matters;
■Investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the audit committee deems necessary;
■Approve the compensation and terms of engagement of the independent registered public accounting firm, compensation of advisors hired by the audit committee and ordinary administrative expenses;
■Reviewing annual and quarterly financial statements prior to their release;
■Preparing the report required by the rules and regulations of the SEC to be included in our annual proxy statement;
■Reviewing and assessing the adequacy of the committee’s formal written charter on an annual basis;
■Overseeing and evaluating the Company’s risk management framework (including risk assessment and risk management policies and procedures) to identify, evaluate, measure and manage existing and potential risks, including financial, operational, cybersecurity and fraud, strategic and compliance risks, and the steps we have taken to detect, monitor and actively manage such exposures;

COMMITTEE

MEMBERS

Stelleo Passos Tolda(1) (Chairman and Financial expert) Alejandro Nicolás Aguzin Susan Segal
INDEPENDENCE	3 out of 3

MEETINGS IN 2024	5

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	2

MercadoLibre	2025 Proxy Statement	21

CORPORATE GOVERNANCE

■Reviewing significant legal, compliance and regulatory matters that could have a material impact on our financial statements or our business, including material notices to or inquiries received from governmental agencies;
■Receiving and considering the independent auditors’ comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls;
■Reviewing the experience and qualifications of senior members of the internal audit function on an annual basis, including the responsibilities, staffing, budget and quality control procedures of the internal audit function;
■Handling such other matters that are specifically delegated to the audit committee by our board from time to time; and
■Periodically reviewing management reports regarding the effectiveness of the Company’s risk management program, any corrective action and progress of key risk initiatives, and seeking, as necessary, reports on selected risks.

1.Mr. Passos Tolda was appointed as chair of the Audit Committee on April 14, 2025.
For more information, please see “Audit Committee Report” of this proxy statement.
Our board has adopted a written charter for our audit committee, which is posted on our investor relations website.

		RESPONSIBILITIES
COMPENSATION

■Developing and overseeing the implementation of the Company’s philosophy relating to the compensation of our directors, executive officers, and other key employees;
■Developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance;
■Recommending to our board for determination, the compensation and benefits of all of our executive officers and key employees, including the Chief Executive Officer;
■Recommending to our board for determination, the compensation and benefits of non-employee directors;
■Monitoring and reviewing our compensation and benefit plans to ensure that they meet corporate objectives;
■Administering our clawback policy;
■Administering our stock plans and other incentive compensation plans and preparing recommendations and periodic reports to our board concerning these matters;
■Reviewing and recommending to the Board for approval the frequency with which the Company will conduct Say-on-Pay Votes, taking into account the results of the most recent stockholder advisory vote;
■Overseeing, in conjunction with the nominating and corporate governance committee and the Board, engagement with stockholders and proxy advisory firms on executive compensation matters;

COMMITTEE

MEMBERS

Emiliano Calemzuk (Chairman) Richard Sanders Susan Segal
INDEPENDENCE	3 out of 3

MEETINGS IN 2024	1

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	2

22	2025 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE

■Preparing the report required by the rules and regulations of the SEC to be included in our annual proxy statement and assisting management in the preparation of the compensation discussion and analysis included in this proxy statement; and
■Such other matters that are specifically delegated to the compensation committee by our board from time to time.

Our board has adopted a written charter for our compensation committee, which is posted on our investor relations website.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal year 2024, Messrs. Calemzuk (Chairman), Vazquez, Sanders and Ms. Segal served as members of our compensation committee. None of the members of our compensation committee during fiscal year 2024 has ever been an officer or employee of our Company or our subsidiaries or had any relationship with us requiring disclosure as a related party transaction under applicable rules of the SEC. During fiscal year 2024, none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our compensation committee; none of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee; and none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as a member of our board. All members of our compensation committee during fiscal year 2024 are independent in accordance with the applicable rules of NASDAQ and our corporate governance guidelines.

		RESPONSIBILITIES
NOMINATING

■Developing director selection criteria and evaluating and recommending to our board, nominees for election to our board;
■Making recommendations to our board regarding the size and composition of the board, committee structure and membership and the termination and resignation of board members;
■Reviewing and recommending to our Board director independence determinations;
■Taking a leadership role in shaping the Company’s corporate governance, including reviewing the corporate governance guidelines and considering public policy issues that may arise from time to time and affect the Company;
■Overseeing our board’s performance and annual self-evaluation process and developing continuing education programs for our directors;
■Monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance;
■Reviewing correspondence received from stockholders; and
■Such other matters that are specifically delegated to the nominating and corporate governance committee by our board from time to time.

AND CORPORATE

GOVERNANCE

COMMITTEE

MEMBERS

Emiliano Calemzuk (Chairman) Stelleo Passos Tolda(1) Alejandro Nicolás Aguzin
INDEPENDENCE	3 out of 3

MEETINGS IN 2024	None

ACTIONS BY UNANIMOUS

WRITTEN CONSENT	2

1.Mr. Passos Tolda was appointed as a member of the Nominating and Corporate Governance Committee, replacing Richard Sanders, on April 14, 2025.
Our board has adopted a written charter for our nominating and corporate governance committee, which is posted on our investor relations website.
OTHER COMMITTEES
The board does not currently have any committees other than the principal standing board committees.

MercadoLibre	2025 Proxy Statement	23

CORPORATE GOVERNANCE
Risk Oversight
Our board of directors, both directly and through its committees, provides various forms of risk oversight. As part of this process, the board seeks to identify, prioritize, source, manage and monitor our critical risks. To this end, our board periodically, and at least annually, reviews the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.
BOARD OF DIRECTORS AND ITS COMMITTEES
(I) BOARD
The board has generally retained the primary risk oversight function and has an active role, both directly and also at the committee level, in overseeing management of our material risks. The board reviews information regarding our operations, strategic plans and financial position, as well as the risks associated with each on a quarterly basis. The board is also updated on Environmental, Social and Governance (“ESG”) risks and opportunities on an as needed basis. While each board committee is responsible for evaluating certain risks and overseeing the management of such risks, in practice the entire board of directors is regularly informed about such risks through regular committee reports.
(II) AUDIT COMMITTEE
The audit committee oversees the risk management framework, including risk assessment and risk management policies and procedures established by management to identify, evaluate, measure and manage existing and potential risks faced by the Company, including major financial, operational, privacy, cybersecurity, competition, regulatory, fraud and compliance risks. This committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees and third parties of concerns related to those matters and any infringement of our Code of Ethics.
(III) COMPENSATION COMMITTEE
The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.
(IV) NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The nominating and corporate governance committee oversees the management of risks associated with the composition and independence of our board, our corporate governance policies and guidelines.
MANAGEMENT
(I) RISK COMMITTEE
The risk committee assists the board of directors (through the audit committee) in its function of monitoring and managing financial risks, non-financial risks and disruptive scenarios for the business continuity of the Company. Its scope is cross-functional, cross-businesses and cross-geographical.
This committee meets quarterly and is composed of the Chief Financial Officer (CFO), Fintech President, Commerce President and the heads of the following areas: Corporate Affairs, Risk & Compliance, Data Privacy, Information Security, Anti Money Laundering & Sanctions, Legal & Government Relations, Fintech Product Development, Commerce Product Development and IT Infrastructure.
(II) COUNTRY RISK COMMITTEES
In compliance with local regulations (mainly related to our fintech business and/ or anti money laundering), we have set up country risk committees in Brazil, Mexico, Chile and Colombia composed of senior management members of the respective country. Their scope is limited to country-specific risks and they meet quarterly. The issues discussed at country risk committees may, depending on their nature and their potential to impact other countries, be reported to the risk committee.
(III) RISK & COMPLIANCE AREA
This area is responsible for implementing the overall risk management, anti money laundering and terrorism financing program and ethics & compliance management system, and for advising the risk owner areas for its proper execution. The head of our risk & compliance area reports to the Corporate Affairs Executive Vice President and to the risk committee.

24	2025 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
(IV) AREAS INVOLVED IN THE OVERSIGHT OF SPECIFIC RISKS
Certain key risks are overseen by specialized areas of the Company. This is the case with respect to cybersecurity risks (Information Security), antitrust and data privacy risks (Legal and Governmental Relations), environmental risks (Sustainability), infrastructure risks (Loss Prevention) and human capital risks (People), among others.
(V) INTERNAL AUDIT
Our internal audit department is responsible for monitoring and evaluating periodically the framework implemented for the Company's risk management.
Risk Oversight Processes
Our risk oversight processes are aligned with best practices established by COSO (Committee of Sponsoring Organizations of the Treadway Commission) and ISO 31,000, and are consistent with the corporate culture of MercadoLibre.
Every year, we
■Evaluate the Company’s appetite for risk with respect to the categories defined in our risk catalog. The results of such evaluation impact the approach that the Company takes to identify risks (i.e., accept, avoid, transfer, or reduce).
■Design our annual risk assessment plan to identify and assess risks resulting from:
i.Changes to regulatory, economic, technological, and social context impacting our business (based on external expert information and/or advice).
ii.MercadoLibre’s business plan (with special focus on new businesses, products, markets and/or processes, or changes to existing ones).
iii.Senior management’s main concerns on new and/ or existing risks (captured through self-assessment questionnaires, interviews, surveys, workshops, management information and equivalent tools).
iv.Incidents and losses that occurred during the past year.
v.Risk assessment results of prior years.
vi.Internal and/ or external audit reports.
vii.Internal Investigations Findings.
■Define the response to identified risks (inherent risks), according to a cost-benefit analysis and aimed at reaching the residual risk aligned with the level of risk that the Company is willing to accept (risk appetite).
■Monitor the risk management process and follow up on the responses and action plans.
Quarterly,
■The risk & compliance area informs the risk committee of the risks, responses, and established action plans resulting from the execution of the annual risk assessment plan. Likewise, it reports to the risk committee the evolution of mitigation plans on main risks, and the need to define new action plans, if necessary.
■The head of risk & compliance reports to the audit committee about any complaints and/ or concerns submitted through the whistleblower hotline in relation to accounting, internal control or auditing matters, and infringements to the Code of Ethics.
Periodically, the audit committee (directly and/ or through its chairman) is informed about major risk exposures, and the action plans taken to manage such exposures.
CYBERSECURITY RISK OVERSIGHT
The cybersecurity risk management processes described below are managed by our Cybersecurity VP, who serves as Chief Information Security Officer. Our cybersecurity risk management processes incorporate frameworks that align with recognized cybersecurity and cyber risk established frameworks.

MercadoLibre	2025 Proxy Statement	25

CORPORATE GOVERNANCE
We maintain a comprehensive process for assessing, identifying, and managing material risks from cybersecurity threats. These threats include risks relating to the disruption of technology infrastructure and business operations, intellectual property theft, fraud, harm to employees or customers, violation of privacy laws and confidentiality, other litigation and legal risks, and reputational risk, as part of our overall risk management principles and processes.
The Company’s cybersecurity processes undergo a formal evaluation by the Cybersecurity VP annually. The audit committee bears the primary responsibility for overseeing cybersecurity risks and threats. To fulfill this responsibility, the audit Committee, assisted, as appropriate, by the risk committee, oversees the risk management framework. This includes the risk assessment and risk management policies and procedures established by management to identify, evaluate, measure, and manage existing and potential cybersecurity risks faced by the Company. Our Cybersecurity VP presents security risk matters to the risk committee on an as-needed basis and to the Audit committee annually and on an as-needed basis.
CYBERSECURITY HIGHLIGHTS
■The foundation of our cybersecurity model is based on four criteria: (i) “Zero Trust” (e.g., a model based on continuous validation of users and devices), (ii) analysis of abnormal or unusual behavior, (iii) automatic response, and (iv) decentralization.
■Comprehensive Risk Management Process: The Company implements a robust process to assess, identify, and manage material cybersecurity risks, including threats to technology infrastructure, intellectual property theft, and reputational risks.
■Cybersecurity Framework: The risk management framework includes critical security pillars such as data security, identity management, cloud security, and incident response, all aligned with established cybersecurity models.
■Annual Reviews and External Audits: Regular assessments (ISO/IEC 27001 and PCI-DSS) are conducted with certified external auditors to evaluate the effectiveness of payment information security controls.
■Proactive Incident Response: The incident response strategy follows best practices, focusing on proactive and automatic response, preparation and prevention, detection and analysis, containment, eradication, recovery and postmortem activity from security incidents.
■Employee Training and Simulation: Mandatory training sessions and simulations on social engineering, phishing, and ransomware attacks are implemented, along with penetration testing and bug bounty programs to enhance security measures.
■Third-Party Risk Management: The framework includes the management of risks associated with third parties, evaluating security and data privacy risks arising from interactions with critical suppliers.
Board Effectiveness and Director Performance Reviews
It is important to us that our board and its committees are performing effectively and in the best interests of our Company and our stockholders. The nominating and corporate governance committee annually leads the process of evaluating the performance of the board as a whole and each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. Our lead independent director follows up on this feedback and takes such further action with directors receiving comments and other directors as he deems appropriate.
Succession Planning
The board recognizes the importance of effective executive leadership to MercadoLibre’s success, and meets to discuss executive succession planning annually or more frequently as it deems appropriate. As part of this process, our board reviews the capabilities of our senior leadership as set out in written succession planning documents and identifies and discusses potential successors for members of our executive team, including the chief executive officer. Our board, together with the nominating and corporate governance committee, leads the succession planning process for our chief executive officer and other senior officers. When reviewing possible internal candidates, the board and/or the nominating and corporate governance committee considers, among other factors the candidate’s readiness and potential, the candidate’s demonstrated skills and competencies, the candidate’s lack of experience and potential need for additional training, whether the candidate satisfies the criteria for qualifications and selection of director candidates, a plan for adequate exposure to board.

26	2025 Proxy Statement	MercadoLibre

CORPORATE GOVERNANCE
Outside Advisors
The board and each of its committees may retain outside advisors and consultants of their choosing at our expense. The board does not need to obtain management’s consent to retain outside advisors.
Directors Attendance at Meetings of our Board of Directors and Board Committees
Our board held four meetings and took eight actions by written consent during the fiscal year ended December 31, 2024. All of our directors attended 75% or more of the aggregate of all meetings of the board of directors and the board committees on which they served during 2024.
Attendance at Annual Meetings
We do not have a policy regarding director attendance at annual meetings of our stockholders. Two members of our board of directors attended our 2024 Annual Meeting of Stockholders.
Formal Closed Sessions
At the conclusion of each regularly scheduled board meeting, the independent directors have the opportunity to meet without our management or the other directors. The lead independent director leads these discussions.
Stockholder Communications with our Board
Stockholders may communicate with our board, board committees or individual directors, including the lead independent director, c/o Corporate Secretary, WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300. The chairman of the nominating and corporate governance committee and their duly authorized agents are responsible for collecting and organizing shareholder communications. The nominating and corporate governance committee has in turn delegated responsibility for initial review of stockholder communications to our head of Investor Relations. In accordance with the committee’s instructions, our investor relations team will summarize all correspondence and make it available to each member of our board. In addition, our head of Investor Relations will forward copies of all stockholder correspondence to each member of the nominating and corporate governance committee, except for communications that are (a) advertisements or promotional communications, (b) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (c) clearly unrelated to our business, industry, management or board or committee matters. Absent a conflict of interest, the chairman of the nominating and corporate governance committee is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to the full board, one or more board members and/or other individuals or entities.
Director Compensation
Director compensation is determined by our board following a recommendation from our compensation committee. Only the directors who our board determines to be independent directors receive compensation for their service.
On August 2, 2022, the board, upon the recommendation of our compensation committee, approved a director compensation program for our independent directors for service during the one year periods commencing at the Company’s annual shareholders’ meeting in 2022, 2023 and 2024. Under the terms of the director compensation program, for each full year of service each independent director will receive (i) a cash retainer fee of $72,000 and (ii) shares of our common stock having a target value equal to $120,000 based on the market value of the Company’s stock as of the date of grant. Such shares shall be subject to forfeiture and transfer restrictions until the date of the annual shareholders’ meeting taking place in the year after the year during which the independent director was granted such shares. Additionally, the board reapproved the payment of additional annual cash retainer fees to each individual serving the board in one of the following capacities.

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CORPORATE GOVERNANCE

Lead independent director	$30,000
Audit committee chair	$21,913
Compensation committee chair	$21,913
Nominating and corporate governance committee chair	$15,000
Both the cash and equity-based compensation are subject to forfeiture in the event that any independent director does not complete the full year of service for which such compensation is due and shall be prorated for any independent director whose service did not commence at or prior to the Company’s annual shareholders’ meeting.
The compensation committee reviews our director compensation policy every three years with the primary objective of matching compensation levels to the relative demands associated with serving on our board and its various committees.
Directors who are not classified as independent directors by our board do not receive any compensation for their service as directors on our board. We reimburse our non-employee directors for travel and other reasonable out-of-pocket expenses incurred in attending meetings of our board and its committees.
The following table summarizes compensation earned by our non-employee directors for the fiscal year ended December 31, 2024. Messrs Nicolás Galperin and Stelleo Passos Tolda received no compensation for their service on the board, in accordance with our policy as they were not deemed independent directors during the relevant period. Therefore, Messrs Nicolás Galperin and Stelleo Passos Tolda are not included in this table. As of April 14, 2025, the Nominating & Corporate Governance Committee determined that Mr. Passos Tolda qualifies as an independent director and thus will be eligible to receive such compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Alejandro Nicolás Aguzin	80,324	119,000	7,216	206,540
Emiliano Calemzuk	139,913	119,000	—	258,913
Henrique Dubugras	73,000	119,000	—	192,000
Andrea Mayumi Petroni Merhy	73,000	119,000	6,989	198,989
Richard Sanders	73,000	119,000	6,989	198,989
Susan Segal	73,000	119,000	—	192,000
Mario Eduardo Vázquez (4)	62,983	78,551	1,116	142,650
Total	575,220	792,551	22,310	1,390,081
1.The amounts in this column include all fees earned for fiscal year 2024, as described above, and additional cash retainers for committee chairs and the lead independent director. As a result, the amounts include (i) the portion of the fees earned under the 2024 Director Compensation Program for the period June to December, 2024 and (ii) the portion of the fees earned under the 2023 Director Compensation Program for the period January to June, 2024.
2.The amounts in this column include the fair value at the grant dates for stock awards earned during the fiscal year 2024, calculated in accordance with FASB ASC Topic 718. Under the terms of the Director Compensation Program, fair value means (i) the closing price of the shares as listed on NASDAQ (or other national exchange on which such shares may be publicly traded) or (ii) in the absence of an established market for the shares, the fair market value determined in good faith by the board or a committee appointed by the Board to administer the plan.
3.The amounts in this column include the tax gross-ups paid or estimated to be paid by the Company on behalf of our non-US resident directors. These amounts include actual payments made in June 2024 for the period of January to June 2024, and estimated payments the Company expects to make in June 2025 for the period of June to December 2024. For Mr. Vázquez, the amount included represents the payments made during 2024.
4.The amounts included are through August 2, 2024, Mr. Vázquez’s last day as a director.

28	2025 Proxy Statement	MercadoLibre

ADDITIONAL

GOVERNANCE

MATTERS
Code of Ethics
Our board has adopted a code of ethics (the “MELI Code” or “Code”) that applies to our officers, directors and employees. Among other matters, our Code is designed to deter wrongdoing and to promote:
■honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
■full, fair, accurate, timely and understandable disclosure in our SEC filings and other public communications;
■compliance with applicable governmental laws, rules and regulations;
■prompt internal reporting of violations of the Code to appropriate persons identified in the code; and
■accountability for adherence to the code.
In February, 2023 our Board of Directors approved an updated version of our Code. This version maintains substantially the same provisions as the former, but expressed in plain language, with concrete examples and in a friendly visual design that facilitates its understanding by our teams. It also includes specific references to ESG matters, trade compliance and human rights, and sets forth particular provisions addressed to handle new realities, such as a hybrid work environment.
We have carried out an internal process to obtain each of our employees´ formal acceptance of the Code. Also, we launched a new mandatory online training to ensure employees are aware of the code. The training covers ethical business standards that MercadoLibre requires of its employees such as anti-corruption guidelines, conflict of interest and confidential information standards and procedures, among others.
Our audit committee must approve any waiver of the Code for our executive officers or directors, and any waiver shall be promptly disclosed. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code applicable to our chief executive officer and chief financial officer by posting the required information on our investor relations section of our website.
Last year, we launched our Code of Ethics for suppliers and business partners. This code communicates MELI's standards and expectations for our value chain, highlighting our mission and the positive impact we strive to create within the community. Additionally, it addresses the key risks we have identified as a company when engaging with third parties.
The code must be signed by all our suppliers and business partners at the onset of our commercial relationship. For those suppliers and business partners already collaborating with us prior to the code's launch, we are implementing a phased signing campaign, prioritizing based on degree of risk.
Transparency
We believe it is important that our stockholders understand our governance practices. In order to help ensure the transparency of our practices, we have posted information regarding our corporate governance procedures on our investor relations website.

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ADDITIONAL GOVERNANCE MATTERS
Corporate Hotline
We have an anonymous and confidential whistleblower hotline for employees and third parties to report illegal or unethical behaviors. Complaints received through the hotline are analyzed and investigated by a compliance team appointed by the Head of Risk and Compliance for that purpose. If the investigation confirms any wrongdoing, a report is issued to management with a recommendation of corrective actions that aim to remedy the situation and/or identify and control any other irregularities. Management then considers the recommendations in the report and implements steps to remediate.
Director Independence and Family Relationships
NASDAQ rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ’s rules, in order for a director to be deemed independent, our board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities as a director of our Company. As part of our corporate governance guidelines, our board has adopted guidelines setting forth categories of relationships that it has deemed material for purposes of making a determination regarding a director’s independence. On an annual basis, each member of our board is required to complete a questionnaire designed to provide information to assist our board in determining whether the director is independent under NASDAQ rules and our corporate governance guidelines. Our board has determined that each of Messrs. Calemzuk, Passos Tolda, Aguzin, Dubugras, Sanders, and Mses. Segal and Petroni, are independent under the listing standards of NASDAQ and our corporate governance guidelines. Our governance guidelines require any director who has previously been determined to be independent to inform the chairman of our board and our corporate secretary of any change in circumstance that may cause his or her status as an independent director to change.
Other than our chief executive officer and Mr. Nicolás Galperin, who are brothers, there are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.
The board has determined that all our directors nominated for election at our 2025 Annual Meeting, with the exception of Mr. Marcos Galperin and our new director candidate, Mr. Lawson, are independent under the listing standards of NASDAQ and our corporate governance guidelines.
Conflicts of Interest
We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. MercadoLibre’s credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. In order to better protect MercadoLibre and its stockholders, we periodically review our Code to ensure that it provides clear guidance to our directors, executives and employees.
Anti-Hedging and Anti-Pledging Policies and Practices
Our directors, executive officers, vice presidents and certain other persons as our General Counsel may designate from time to time are strongly discouraged from engaging in hedging transactions with respect to Company securities. Such persons are also strongly discouraged from pledging Company securities in any way as collateral for a loan or from holding Company securities in a margin account. In addition, MercadoLibre requires all such persons to refrain from entering into any of the aforementioned transactions, even during the trading window, unless they have pre-cleared the transaction with General Counsel. Short sales of Company securities are prohibited for our directors and all of our employees (including officers).
Insider Trading Policy
We have an insider trading policy (“Insider Trading Policy”) that governs the purchase, sale, and other dispositions of our securities by directors, officers, employees, and temporary employees, such person’s related parties, and independent consultants and contractors of the Company who have access to material, non-public information of the Company and its subsidiaries (collectively, “Company Persons”). The Insider Trading Policy is aimed at promoting compliance with insider trading laws and regulations. Our Insider Trading Policy specifically prohibits insiders (as such term is defined in the Insider Trading Policy) from engaging in short sales and it strongly discourages insiders from engaging in transactions in publicly traded or privately created options. Additionally, the Insider Trading Policy strongly discourages insiders from engaging in hedging

30	2025 Proxy Statement	MercadoLibre

ADDITIONAL GOVERNANCE MATTERS
transactions, which could cause a misalignment of interests with the Company’s long-term growth. The Insider Trading Policy also discourages insiders from holding MercadoLibre stock in margin accounts or pledging it as collateral, as such actions could result in inadvertent violations of insider trading laws. While Company Persons who are not insiders are not prohibited from engaging in the forgoing types of short-term or speculative transactions if the transaction is otherwise made in compliance with applicable law and the other provisions of the Insider Trading Policy, MercadoLibre strongly discourages all such persons from engaging in any such transactions A copy of our Insider Trading Policy was filed as Exhibit 19 to our last Annual Report on Form 10-K.
Certain Relationships and Related Transactions
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our directors and executive officers that obligate us to indemnify them to the fullest extent permitted by Delaware law.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES
The board has delegated to the audit committee the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. As set forth in the audit committee charter, transactions that fall within this definition will be referred to the audit committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the audit committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of our Company.

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EXECUTIVE

OFFICERS

Our executive officers serve at the discretion of our board, and serve until their successors are elected and qualified or until their earlier death, resignation or removal. The following table contains information regarding our executive officers as of April 28, 2025.

Name	Age	Position

Marcos Galperin	53	Chairman of the Board, President and Chief Executive Officer
Martín de los Santos	55	Executive Vice President and Chief Financial Officer
Ariel Szarfsztejn	43	Commerce President
Osvaldo Giménez	54	Fintech President
Daniel Rabinovich	47	Executive Vice President and Chief Operating Officer
Marcelo Melamud	54	Senior Vice President and Chief Accounting Officer
Juan Martín de la Serna	58	Executive Vice President - Corporate Affairs
For biographical information on our chief executive officer, please see the biographical description provided above.
EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER

KEY

QUALIFICATIONS
Martín de los Santos has been our Executive Vice President and Chief Financial Officer since January 2024. Prior to his appointment, he served as our Senior Vice President and Chief Financial Officer, a position to which he was appointed in August 2023. He joined MercadoLibre in 2013 as Vice President of Strategy and Corporate Development. Then, from 2017 to 2023, Mr. de los Santos was Senior Vice President of Mercado Crédito. Before joining MercadoLibre, Mr. de los Santos held positions at Vostu, IMPSA, Merrill Lynch, McKinsey & Co. and Goldman Sachs. He also served as an independent director of MercadoLibre from 2008 until his resignation in 2013.

EDUCATION
■M.B.A., Stanford University
■B.S. in Business Administration, University of North Carolina at Chapel Hill

32	2025 Proxy Statement	MercadoLibre

EXECUTIVE OFFICERS
PRESIDENT OF COMMERCE

KEY

QUALIFICATIONS
Ariel Szarfsztejn has been our Commerce President since January 2024. Prior to this appointment, he served as an Executive Vice President of Commerce, a position to which he was appointed in January 2022. He joined MercadoLibre in 2017 as Vice President of Strategy and Corporate Development. Then, from 2018 to 2020, he was Vice President of Mercado Envios, and from 2020 to 2021, Senior Vice President and head of Mercado Envios. Before joining MercadoLibre, Mr. Szarfsztejn worked at Despegar (NYSE: DESP) where he was responsible for managing the hotels business unit. Prior to that, he spent several years leading strategy consulting projects for Boston Consulting Group in Latin America.

EDUCATION
■Cum-Laude degree in Economics, University of Buenos Aires
■M.B.A., Stanford University Graduate School of Business

PRESIDENT OF FINTECH

KEY

QUALIFICATIONS
Osvaldo Giménez has been our Fintech President since August 2020. Prior to this appointment, he was responsible for Mercado Pago operations, a position to which he was appointed in February 2004. Mr. Giménez joined MercadoLibre in January 2000 as country manager of Argentina and Chile. Before joining us, Mr. Giménez was an associate in Booz Allen and Hamilton and worked for Santander Investments in New York.

EDUCATION
■M.B.A., Stanford University
■B.S. in Industrial Engineering, Buenos Aires Technological Institute

EXECUTIVE VICE PRESIDENT AND
CHIEF OPERATING OFFICER

KEY

QUALIFICATIONS
Daniel Rabinovich has been our Chief Operating Officer since August 2020. Prior to this appointment, from 2019 until August 2020, Mr. Rabinovich was our Chief Operating Officer (Product & Technology), and prior to that he served as our Chief Technology Officer, a position to which he was appointed in January 2011. Before his appointment as Chief Technology Officer, Mr. Rabinovich served as our vice president of product development since January 2009, having joined MercadoLibre in March 2000 as an application architect. Before joining us, he worked in the application architecture team at PeopleSoft.

EDUCATION
■Masters in Technological Services Management, Universidad de San Andres
■Information Systems degree with honors, University of Buenos Aires

MercadoLibre	2025 Proxy Statement	33

EXECUTIVE OFFICERS
SENIOR VICE PRESIDENT AND
CHIEF ACCOUNTING OFFICER

KEY

QUALIFICATIONS
Marcelo Melamud is a Senior Vice President and has served as our Chief Accounting Officer since August 2008. Prior to this appointment, Mr. Melamud served as our Vice President — Administration and Control, a position to which he was appointed in April 2008. From July 2004 through March 2008, he served as the Director of Finance of MDM Hotel Group, a developer, owner and operator of Marriott branded hotels in Miami, Florida. From July 1998 through July 2004, Mr. Melamud worked in various finance roles for Fidelity Investments, a provider of investment products and services. During his work at Fidelity Investments, Mr. Melamud served as the Director of Finance of the World Trade Center Boston/Seaport Hotel and he also served as the Director of Finance of MetroRed Telecom Group Ltd., a fiber-optic telecommunication provider of data, value added and hosting services within Latin America.

EDUCATION
■Masters in Business Administration, Olin Graduate School of Business at Babson College
■Certified Public Accountant in Argentina

EXECUTIVE VICE PRESIDENT -
CORPORATE AFFAIRS

KEY

QUALIFICATIONS
Juan Martin de la Serna is an Executive Vice President in charge of Corporate Affairs and is President of our Argentina business since 2020. Prior to this appointment, he served as Business Development Manager from 1999 until 2001, Head of Category Management from 2001 to 2004, Country Manager responsible for overseeing the Company's operations in Argentina, Uruguay, Ecuador, Perú, Costa Rica, Panamá and Dominican Republic from 2004 to 2012 and Senior Vice President of Mercado Envíos from 2012 to 2020. Before joining us, Mr. de la Serna worked in financial markets for more than 10 years. He was also President of the Argentine Chamber of Commerce (Cámara Argentina de Comercio Electrónico) (CACE) in 2009.

EDUCATION
■Economics degree, University of Buenos Aires

34	2025 Proxy Statement	MercadoLibre

DELINQUENT

SECTION 16(A)

REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of our common stock with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.
Based solely upon review of the copies of such reports furnished to us or prepared by us and written representations that no other such reports were required, we believe that during the period from January 1, 2024 through December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with on a timely basis with the exception of one transaction for Osvaldo Giménez, which was reported on a Form 4 filed late, on August 28, 2024, due to a delay with obtaining a new CCC code. For the period from January 1, 2025 through the date of this proxy statement, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners have been complied with on a timely basis.

MercadoLibre	2025 Proxy Statement	35

BENEFICIAL	OWNERSHIP	OF	OUR

COMMON STOCK
The following tables set forth information, as of April 14, 2025, regarding the beneficial ownership of our common stock. This information is based solely on SEC filings made by the individuals and entities by that date and upon information submitted to us by our directors, director nominee and executive officers, and includes:
■each person that is known by us to be a beneficial owner of more than 5% of our outstanding equity securities;
■each of our named executive officers;
■each of our directors and director nominees; and
■all directors and current executive officers as a group.
Except as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares shown as beneficially owned by the stockholder. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o MercadoLibre, Inc., WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300.

	Total Common Stock(1)

Name and Address of Beneficial Owner	Number (#)	Percentage (%)

Five percent stockholders(1):
Baillie Gifford & Co.(2)	4,689,139	9.25
Galperin Trust(3)	3,550,136	7.00
Directors and executive officers:
Marcos Galperin(4)	35	*
Martín de los Santos	410	*
Ariel Szarfsztejn(5)	76	*
Daniel Rabinovich	—	—
Osvaldo Giménez(6)	18,402	*
Emiliano Calemzuk(7)(8)	408	*
Nicolás Galperin	—	—
Richard Sanders(7)	350	*
Susan Segal(7)(9)	725	*
Stelleo Passos Tolda(10)	98,107	*

36	2025 Proxy Statement	MercadoLibre

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

	Total Common Stock(1)

Name and Address of Beneficial Owner	Number (#)	Percentage (%)

Alejandro Nicolás Aguzin(7)	4,691	*
Henrique Dubugras(7)(11)	1,221	*
Andrea Mayumi Petroni Merhy(7)	288	*
Director Nominees:
Martin Lawson(12)	5,841	*
All current directors and executive officers as a group (15 persons)(13)	124,968	*
*    Indicates less than 1% ownership.
1.Based on an aggregate amount of 50,697,375 shares of our common stock issued and outstanding as of April 14, 2025.
2.According to a Schedule 13G/A filed on November 4, 2024 by Baillie Gifford & Co., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, UK (“Baillie Gifford”), a non-U.S. institution, Baillie Gifford is the beneficial owner of 4,689,139 shares of our common stock. Baillie Gifford has sole voting power over 3,592,157 shares of our common stock and sole dispositive power over 4,689,139 shares of our common stock. Securities reported on the Schedule 13G/A as being beneficially owned by Baillie Gifford are held by Baillie Gifford and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients.
3.According to a Schedule 13D/A filed on November 1, 2024 jointly by Meliga No. 1 LP, Meliga No.1 Corp., Galperin Trust /SD, Corpag Trust South Dakota Inc., and Volorama Stichting (each, a “Reporting Person” and collectively, the “Reporting Persons”). The principal business address of Galperin Trust /SD and Corpag Trust South Dakota Inc. is 3500 S 1st Ave Circle Suite 255, Sioux Falls, SD 57105. The principal business address of Meliga No. 1 LP and Volorama Stichting is Zuidplein 116, Tower H, 14th floor, 1077 XV Amsterdam, The Netherlands. The principal business address of Meliga No. 1 Corp. is Palm Grove House, 3rd Floor, Road Town, Tortola, British Virgin Islands. The Reporting Persons, on a combined basis, are the beneficial owners of an aggregate of 3,550,136 shares of our common stock and have shared voting power and shared dispositive power over 3,550,136 shares of our common stock.
4.Represents shares of common stock owned directly by Mr. Galperin from a pro rata distribution from Kaszek Ventures Opportunity II, L.P., of which he is a non-managing member.
5.Includes one share of common stock in the form of 60 MercadoLibre, Inc. CEDEARs.
6.Corresponds to 18,385 and 17 shares of common stock held indirectly through by Mare Nostrum Group Inc. and Delne Company S.A., respectively. The 17 shares of common stock are from a pro rata distribution from Kaszek Ventures Opportunity II, L.P., of which he is a non-managing member.
7.Includes 75 shares of common stock, subject to forfeiture and transfer restrictions until the 2025 Annual Meeting of the shareholders of MercadoLibre, Inc.
8.Includes 170 shares of common stock owned indirectly through a retirement account.
9.Includes 6 shares of common stock owned directly by Ms. Segal from a pro rata distribution from Kaszek Ventures Opportunity II, L.P., of which she is a non-managing member.
10.Includes 20,000 shares of common stock related to a prepaid variable forward sale contract entered by Mr. Passos Tolda on August 21, 2024 with an unaffiliated third party buyer (the "counterparty") relating to a maximum of 20,000 shares of the Company’s common stock (the "Number of shares"). The contract obligates Mr. Passos Tolda to deliver to the counterparty up to 20,000 shares of the Company’s common stock (or, at Mr. Passos Tolda's election, an equivalent amount of cash) following the maturity date of the contract, which is August 20, 2026. In exchange for assuming this obligation, Mr. Passos Tolda received a cash payment following entry into the contract. Mr. Passos Tolda pledged 20,000 shares of MercadoLibre, Inc. common stock to secure his obligations under the contract, and retained dividend and voting rights in such shares during the term of the pledge, subject to the counterparty's exercise of default remedies. The number of shares to be delivered by Mr. Passos Tolda on the settlement date will depend upon the relationship between the volume-weighted average price of the common stock on the maturity date (the "settlement price"), and the forward floor price and the forward cap price.
11.Includes 845 shares held indirectly through TDB Capital LLC.
12.Includes 1,536 shares of common stock owned indirectly. Additionally, includes 698 unvested shares of common stock that are subject to forfeiture and transfer restrictions.
13.Excludes shares beneficially owned by Class III director nominee, Martin Lawson.

MercadoLibre	2025 Proxy Statement	37

EXECUTIVE

COMPENSATION

Compensation Discussion and Analysis
In this section, we describe and discuss our executive compensation program, including our philosophy to align our executive officers’ incentive compensation with stockholder value creation, the material elements of and total compensation paid to each of our named executive officers in 2024 and the processes used by our compensation committee when making compensation decisions.

The named executive officers in this proxy statement are:
■Marcos Galperin, President and Chief Executive Officer
■Martín de los Santos, Executive Vice President and Chief Financial Officer
■Osvaldo Giménez, Fintech President
■Daniel Rabinovich, Executive Vice President and Chief Operating Officer
■Ariel Szarfsztejn, Commerce President

The Executive Summary below provides an overview of our performance during 2024 and its correlation to our compensation decisions and practices.
EXECUTIVE SUMMARY
EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY AND OBJECTIVES
We operate in a rapidly evolving and highly competitive market that requires a highly qualified executive management team with strong operational skills. Our executive compensation philosophy is designed to align the compensation of our named executive officers with our business objectives and reward performance over both the short and long term. In evaluating the individual components of overall compensation for each of our named executive officers, the compensation committee reviews not only the individual elements of compensation, but also total compensation. By design, a significant portion of the compensation awarded under our executive compensation program is contingent upon Company performance, in the case of our president and chief executive officer, and both individual and Company performance, in the case of our other named executive officers. The committee remains committed to this philosophy of pay-for-performance and will continue to review executive compensation programs for the best methods to promote stockholder value through employee incentives.
We are committed to providing an executive compensation program that supports the following goals and philosophies:
■aligning our management team’s interests with stockholders’ expectations;
■effectively compensating our management team for actual performance over the short and long term;
■attracting and retaining an experienced and effective management team;
■motivating and rewarding our management team to produce growth and performance for our stockholders that is sustainable and consistent with prudent risk-taking and based on sound corporate governance practices; and
■providing competitive levels of target compensation.

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EXECUTIVE COMPENSATION
CONSIDERATION OF 2024 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION
At the 2024 Annual Meeting of Stockholders, stockholders approved our 2023 advisory vote on executive compensation with approximately 83.81% of the votes cast in favor. We believe that strong support of our stockholders for the 2023 say-on-pay vote proposal indicates that our stockholders are generally supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes and other stockholder feedback when making compensation decisions regarding our named executive officers.

83.81%

OF STOCKHOLDERS VOTED IN FAVOR OF OUR 2023 ADVISORY VOTE ON EXECUTIVE COMPENSATION

STRUCTURE OF OUR 2024 EXECUTIVE COMPENSATION PROGRAM
As discussed in more detail below, our 2024 executive compensation program is comprised of three different compensation elements:

Element of Pay	Description of Element

Base Salary	Annual fixed cash compensation established based on the scope of the responsibilities and individual experience of our named executive officers, taking into account competitive market compensation.

Annual Bonus	Annual cash bonuses to compensate named executive officers for achieving short-term financial and operational goals during the preceding fiscal year.

Long-Term Retention Plan Bonus (“LTRP”)	Long-term cash incentive paid over a six-year period through annual fixed payments as well as annual variable payments that depend on the value of our stock over the six-year period over which the bonus is paid.

HIGHLIGHTS OF OUR EXECUTIVE COMPENSATION PROGRAM IN 2024
In making its compensation decisions for the 2024 performance year, the compensation committee recognized our Company’s 2024 results and the contributions and accomplishments of the named executive officers to our continuing growth story. The following is a summary of the highlights of our 2024 executive compensation program:
■Base salary represents a relatively small percentage of total direct compensation for our named executive officers, with a significant portion of our named executive officers’ compensation based on the Company’s demonstrated performance. As illustrated below, 95.9% of our chief executive officer’s total target direct compensation for our 2024 fiscal year was performance-based and 83.8% of the average total target direct compensation of our other active named executive officers as of December 31, 2024 was performance-based.
■A portion of the compensation awarded under our 2024 executive compensation program is contingent upon both individual and Company performance. In 2024, subject to satisfaction of the Minimum Eligibility Conditions (described under “2024 Annual Bonus Performance Results” below), the total amount of our chief executive officer’s annual bonus was based on pre-determined Company performance criteria. For each of our other named executive officers, subject to satisfaction of the Minimum Eligibility Conditions, the cash award was partially based on pre-determined Company performance criteria and partially based on a qualitative assessment of individual performance.
■The bonuses granted to our named executive officers under our 2024 LTRP are paid out over a period of six years and subject to forfeiture if a named executive officer retires, resigns or terminates their employment for any reason, or if a named executive officer takes certain specified actions that could adversely affect our business. In addition, 50% of the cash payable under the 2024 LTRP will move in tandem with increases or decreases in our stock price during the six-year period over which the bonus is paid.
■We continue to provide no executive perquisites.

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EXECUTIVE COMPENSATION
HOW COMPENSATION DECISIONS ARE MADE
ROLE OF THE COMPENSATION COMMITTEE
Our compensation committee reviews and sets all compensation programs applicable to our executive officers and directors, our overall compensation strategy for all employees, and the specific compensation of our executive officers on an annual basis. In the course of this review, the compensation committee considers our current compensation programs and whether to modify them or introduce new programs or elements of compensation in order to better meet our overall compensation objectives. The compensation committee has the authority to select, retain and terminate special counsel and other experts (including compensation consultants), as the committee deems appropriate. Our compensation committee has, from time to time, engaged compensation consultants to assist the compensation committee in reviewing and developing recommendations related to fixed and performance-based compensation for our named executive officers as well as the market terms for our LTRP agreements.
ROLE OF EXECUTIVE OFFICERS AND CONSULTANTS
While the compensation committee determines our overall compensation philosophy and sets the compensation of our executive officers, it looks to our chief executive officer and the senior vice president of human resources and the compensation consultants retained by the committee, if any, to work within the compensation philosophy to make recommendations to the compensation committee with respect to both overall guidelines and specific compensation decisions. Each of our chief executive officer and our senior vice president of human resources provides the board and the compensation committee with their perspectives on the performance of our executive officers as part of the annual personnel review and succession planning discussions, and recommends to the compensation committee specific salary amounts for executive officers, other than the chief executive officer, and recommendations on other compensation programs, which the compensation committee considers before making final compensation determinations. Our senior vice president of human resources works closely with the chairman of our compensation committee and attends certain compensation committee meetings to provide perspectives on the competitive landscape and the needs of the business, information regarding our performance, and technical advice.
The compensation committee establishes compensation levels for our chief executive officer on its own or in consultation with the compensation consultants it retains, if any, and our chief executive officer is not present during any of these discussions.
COMPETITIVE CONSIDERATIONS
To set total compensation guidelines, the compensation committee reviews market data of companies against which the compensation committee believes our Company competes for executive talent. The committee believes that it is necessary to consider this market data in making compensation decisions in order to attract and retain top-notch executive talent.
With the aim of gaining accuracy in our process of compensation benchmarking, in 2023, we carried out a study with Mercer to revisit and introduce changes to our previous compensation peer group based on public information available about the size of revenues, market capitalization and related industry of each selected company, resulting in a list of companies that we considered when analyzing and making decisions relating to our 2023 compensation process. We continued to look to the same companies with respect to our 2024 compensation process. The companies include: Airbnb, Inc., Block, Inc., Booking Holdings Inc., Discover Financial Services, eBay Inc., Fidelity National Information Services, Inc., Fiserv, Inc., Global Payments Inc., Intuit Inc., PayPal Holdings, Inc., Pinterest, Inc., ServiceNow, Inc., Shopify Inc., Uber Technologies, Inc., Workday, Inc., Zoom Video Communications, Inc., Coupang, Inc. and Naspers Limited.
We also participate and analyze different surveys of market compensation practices in our industry and broadly across all industries. To determine 2024 executive officer compensation, our compensation committee takes into consideration information about compensation peers and market survey to craft competitive compensation packages appropriate for our particular executives.
ELEMENTS OF COMPENSATION
The following table summarizes the various elements of compensation paid to our named executive officers, in 2024. Due to the SEC’s reporting requirements, the information set forth in the table below may not correspond with the amounts included in the table under the caption “Summary Compensation Table” below. However, we believe the following summary to be a more accurate reflection of the compensation actually paid in each of these years to our named executive officers.

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EXECUTIVE COMPENSATION
ELEMENTS OF COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS IN 2024

In U.S. Dollars	Year	Base Salary ($)(1)	Annual Bonus ($)(1)	Long-Term Retention Plans 2019-2024 (Cash) ($)(2)	All Other Compensation ($)(3)	Total ($)(*)

Marcos Galperin President and CEO	2024	565,871	220,159	12,961,103	—	13,747,133
Martín de los Santos Executive VP and CFO	2024	537,466	201,937	1,929,708	3,396	2,672,507
Osvaldo Giménez Fintech President	2024	565,053	212,303	4,106,919	3,396	4,887,671
Daniel Rabinovich Executive VP and COO	2024	558,473	157,730	3,983,989	74,724	4,774,916
Ariel Szarfsztejn Commerce President	2024	630,100	177,960	2,792,295	90,018	3,690,373
*    The table above may not total due to rounding.
1.Base salaries in respect of fiscal year 2024 are paid in U.S dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Messrs. de los Santos and Giménez. Base salaries that are paid in Argentine pesos or Uruguayan Pesos are disclosed above in U.S. dollars, in each case, at the average exchange rate for each month of the year ended December 31, 2024. Mr. Galperin’s base salary is calculated considering a fixed amount in Uruguayan Pesos and then converted into U.S. dollars at the exchange rate of the monthly payroll calculation date. Annual Bonuses in respect of fiscal year 2024 are paid in U.S. dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan Pesos for Messrs. de los Santos and Giménez. Except for Mr. Galperin whose annual bonus is calculated considering a fixed amount in Uruguayan Pesos and then converted into U.S. dollars at the exchange rate of the payroll calculation date and then paid in U.S. dollars, annual bonuses are disclosed above in U.S. dollars in each case, at the average exchange rate for the month of December, 2024.
2.For a description of our LTRPs, as defined below, see “—Elements of Compensation—Long-Term Retention Plans” and “Other Compensation and benefits policies—Prior Long-Term Retention Plans” below. The amounts reported in this table include the total compensation actually paid in cash to named executive officers in accordance with the LTRPs in each fiscal year presented. LTRP awards are paid in U.S. dollars.
3.Refer to “Summary compensation table” for additional information.
BASE SALARY
Base salaries for our named executive officers are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by the above peer companies for similar positions. Base salaries are reviewed at least annually for merit increases and cost of living adjustments, and adjusted from time to time to realign salaries with market levels based on the peer review and after taking into account individual responsibilities, performance and experience.
In reviewing base salaries for 2024, the compensation committee considered the comparative market data previously mentioned. The committee believes that each named executive officer’s salary level is appropriate in light of his roles and responsibilities within our Company.
ANNUAL BONUS
In addition to base salaries, each of our named executive officers is eligible to receive annual cash bonuses. The compensation committee uses annual cash bonuses to compensate named executive officers for achieving short-term financial and operational goals and, in the case of our named executive officers other than our president and chief executive officer, for achieving individual annual performance objectives during the preceding fiscal year. These objectives are generally established in the first half of the year and vary depending on the individual named executive officer, but relate generally to financial and operational targets as well as a cultural alignment assessment carried out by the chief executive officer for the rest of the named executive officers. If established objective thresholds for the annual consolidated corporate performance period are not met, the executive does not receive a bonus under our annual cash bonus program for the year. After the end of each fiscal year, our actual consolidated corporate performance is compared to the pre-determined objectives established by our board of directors during the prior year and an individual performance multiplier is applied to determine the annual cash bonus award payout.

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EXECUTIVE COMPENSATION
For 2024, the compensation committee selected the following metrics as the consolidated corporate performance (the “Consolidated Performance”) measure:
■Net revenues and financial income, defined as our consolidated net revenues and financial income for 2024, excluding Venezuela net revenues and financial income. This metric is measured in constant dollars and considering deflated Argentina figures;
■Income from operations, defined as our consolidated income from operations in 2024. This metric is measured in constant dollars by applying the actual share of each country over total income from operations in absolute dollars;
■Total payment volume - adjusted, defined as the dollar sum of all transactions paid for using Mercado Pago, including marketplace and non-marketplace transactions, excluding peer-to-peer transactions. This metric is measured in constant dollars and considering deflated Argentina figures; and
■Competitive NPS, which stands for Net Promoter Score and is defined as a metric of our Commerce and Fintech customers’ satisfaction, calculated as the percentage of promoters (customers who would likely recommend MercadoLibre) minus the percentage of detractors (customers who would not likely recommend MercadoLibre). This metric is measured by renowned independent market research consultants (Ipsos, Megaresearch and Netquest) through anonymous surveys that compare MercadoLibre with its main competitors in each country.
The Consolidated Performance measure is calculated as a weighted average of the metrics described above (as set forth below in “Weighting of 2024 Annual Bonus Performance Metrics”). The conversion from the local currency into U.S. dollars is done at the previous year’s applicable exchange rate, in order to mitigate the impact of fluctuations in local currencies on the Company’s operational performance.
The following changes were made between the 2023 and 2024 metrics:
■Starting January 1, 2024 the Company decided to reclassify and present certain financial results related to Mercado Pago’s activities from “Other income (expenses)” to “Net services revenues and financial income” and “Cost of net revenues and financial expenses” in the Statement of Income. For further information, please refer to Note 2 – Summary of significant accounting policies - Change in the presentation of certain financial results and reclassification of prior years results, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
■Net revenues and financial income and Total payment volume - adjusted in constant dollars considered deflated Argentina figures for 2024 while for 2023 Argentina was taken at constant dollars not deflated, the same as all other countries.
■Income from operations is measured in constant dollars by applying the actual share of each country over total income from operations in absolute dollars for 2024 with the aim of reducing Argentina dependency, while, for 2023, it was measured considering only constant dollar amounts.
Between 2022 and 2023, the Net revenues metric was changed from adjusted (defined as our net revenues net of the transportation costs charged by third-party carriers, including those charges presented in gross basis) to as reported, both measured in constant dollars.
Weighting of 2024 Annual Bonus Performance Metrics
The following table describes the components of each named executive officer’s 2024 annual bonus and the percentage weight of each element:

Consolidated Performance(1)	Marcos Galperin	Martín De Los Santos	Osvaldo Giménez	Daniel Rabinovich	Ariel Szarfsztejn

Net revenues and financial income	40%	40%	40%	40%	40%
Income from operations	35%	35%	35%	35%	35%
Total Payment Volume - adjusted	10%	10%	10%	10%	10%
Competitive NPS	15%	15%	15%	15%	15%
Overall Performance(2)	100%	100%	100%	100%	100%

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EXECUTIVE COMPENSATION

Consolidated Performance(1)	Marcos Galperin	Martín De Los Santos	Osvaldo Giménez	Daniel Rabinovich	Ariel Szarfsztejn

Individual Performance Multiplier(3)
Above Expectations	1.5	1.5	1.5	1.5	1.5
Meet Expectations	1.0	1.0	1.0	1.0	1.0
Below Expectations	0.5	0.5	0.5	0.5	0.5
1.For additional information regarding the calculation of each metric, please refer to the explanation included above.
2.Overall Performance for our named executive officers is equal to the Weighted Average for the Consolidated Performance.
3.Individual Performance Multiplier is set as a multiplier for the annual bonus for each executive officer based on the qualitative assessment of individual performance for the 2024 fiscal year.
2024 ANNUAL BONUS PERFORMANCE RESULTS
The following table sets forth the target levels for the various performance metrics (the “Minimum Eligibility Conditions”) included in the Company performance goals for 2024 and actual performance realized against those targets:

Metrics	Metric Percentage Weight	2024 Actual (in MM)	2024 Target (in MM)	Minimum Achievement as Percentage of Target(2)	Actual % of Objective(3)

Consolidated Performance (1)
Net revenues and financial income	40%	21,940.4	21,420.0	88.8%	102.4%
Income from operations(4)	35%	4,864.1	5,232.2	75.0%	84.2%
Total Payment Volume - adjusted	10%	200,118.4	191,402.1	88.5%	104.6%
Competitive NPS	15%	66.2%	63.1%	95.0%	105.0%
Weighted Average - Overall Performance				84.9%	96.6%
Individual Performance Multiplier(5)
Messrs. Rabinovich and Szarfsztejn					1.0
Messrs. Galperin, de los Santos and Giménez					1.5
1.For additional information regarding the calculation of each metric, please refer to the explanation included above.
2.The minimum weighted average as a percentage of target required to meet the Minimum Eligibility Conditions was set at 84.9%. The minimum achievement for Net revenues and financial income and Total Payment Volume - adjusted was set as the midpoint between 2023 achievements and 2024 targets. The minimum achievement for Income from operations was set considering a maximum deviation of 1.5% of the Net revenues and financial income target that equals 75% accomplishment. For Competitive NPS, it was set at 95%.
3.Percentage of target cannot be higher than 120% to limit the subsidy of over-performing to underperforming metrics. Weighted Average - Overall Performance cannot be higher than 110% and for payment purposes is capped at 100%.
4.The actual percentage of this objective is measured in constant dollars by applying the actual share of each country over total Income from operations in U.S. dollars.
5.Individual Performance Multiplier is set as a multiplier for the annual bonus for each executive officer based on the qualitative assessment of individual performance for the 2024 fiscal year.
The formula for calculating the annual bonus payout is as follows:

Target Bonus	x	Consolidated Performance	x	Individual Performance Multiplier	=	Bonus Amount Payout

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EXECUTIVE COMPENSATION
LONG-TERM RETENTION PLANS
2024 Long-Term Retention Plan
The compensation committee makes annual grants of long-term incentive awards to focus its executives on the Company’s long-term goals, in particular its share growth. The LTRP is designed to assist us in the retention of key employees that have valuable industry experience and developed competencies. Subject to continued employment through each payment date, the LTRP is paid as follows:
■a cash payment equal to 16.66% of half of each named executive officer’s 2024 LTRP bonus once a year for a period of six years, (the “Annual Fixed Payment”); and
■on each date the Company pays the Annual Fixed Payment to each named executive officer, such named executive officer will also receive a cash payment equal to the product of (i) 16.66% of half of the applicable 2024 LTRP bonus and (ii) the quotient of (a) the Applicable Year Stock Price (as defined below) over (b) $1,426.11, which represents the average closing price of our common stock on the NASDAQ Global Select Market during the final 60 trading days of 2023. For purposes of the 2024 LTRP, the “Applicable Year Stock Price” is the average closing price of our common stock on the NASDAQ Global Select Market during the final 60 trading days of the fiscal year preceding the fiscal year in which the applicable payment date occurs, for so long as our common stock is listed on the NASDAQ Global Select Market.
The following table sets forth the nominal target value of the 2024 LTRP bonus and the portion of the 2024 LTRP bonus paid out for 2024 for each named executive officer:

	Nominal Target Value of 2024 LTRP Bonus ($)(1)	Portion of 2024 LTRP Bonus Paid Out in Respect of 2024 ($)

Marcos Galperin	10,000,000	1,969,566
Martín de los Santos	2,000,000	393,913
Osvaldo Giménez	3,500,000	689,347
Daniel Rabinovich	3,500,000	689,347
Ariel Szarfsztejn	3,500,000	689,347
1.Target value is determined based on a range at each organizational level. For NEOs, the range is initially determined by the CEO and subsequently approved by the compensation committee (other than for the CEO’s bonus, which is determined solely by the compensation committee). The compensation committee has discretion to deviate from the range.
OTHER COMPENSATION AND BENEFITS POLICIES
PRIOR LONG-TERM RETENTION PLANS
Our prior LTRPs provide our named executive officers, along with other members of senior management, the opportunity to receive certain cash payments subject to achievement of the Minimum Eligibility Conditions. If the Minimum Eligibility Conditions are achieved, each named executive officer is generally eligible to receive a fixed payment, payable in equal annual installments over a 6 year period and a variable payment on the same payment schedule, whose amount fluctuates based on the ratio of our average stock price for a period of trading days over the average stock price for a period of trading days in the year the LTRP award was granted to the named executive officer, in each case, subject to continued employment.
EQUITY AWARDS
In 2019, our board amended and our stockholders approved the Amended and Restated 2009 Equity Compensation Plan. As of December 31, 2024, we had approximately 989,289 shares of common stock available for issuance under the Amended and Restated 2009 Equity Compensation Plan. As has been Company policy in recent years, management compensation is tied to capital markets performance through our LTRPs, and not through the issuance of stock. Consequently, no awards were granted to named executive officers under the Equity Plan in 2024. See “Director Compensation” for information about equity awards granted to our non-employee directors in 2024. As such, the Company does not have practices or policies related to the timing of the issuance of equity awards outside of the annual granting of equity awards to non-employee directors shortly after the annual shareholders meeting. Neither the compensation committee nor the Board have taken material nonpublic information

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EXECUTIVE COMPENSATION
into account when determining the possible timing and terms of any equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
OTHER COMPENSATION AND BENEFITS
We maintain broad-based benefits that are provided to certain full-time employees, including our named executive officers, including health insurance, extra vacation days, mobile telephones, executive education sponsorship programs, parking spaces and subsidized English, Spanish or Portuguese lessons. We also provide life insurance policies for our employees, including our named executive officers, and lend cars through our Eco Friendly Company car policy (MercadoLibre leases vehicles under this program to provide to certain employees).
TERMINATION AND CHANGE IN CONTROL ARRANGEMENTS
In line with local law and custom, our named executive officers may be entitled to severance pay in connection with certain terminations of employment. In addition, certain named executive officers may also receive benefits in the event of a change in control of our Company. For further information please see the discussion under “Potential Payments Upon Termination or Change in Control.”
LIFE INSURANCE AND RETIREMENT BENEFITS
We provide executive life insurance policies for Messrs. de los Santos, Giménez, Rabinovich and Szarfsztejn, providing for coverage of up to $1,132,000, and in the event of a named executive officer’s accidental death or disability an additional amount of $1,132,000 will be covered. We also provide a retirement benefit for Messrs. Rabinovich and Szarfsztejn, which consisted of monthly Company contributions equal to 11.5% of the named executive officer’s base salary plus annual bonus and are credited with interest at a minimum of 2% and an average annual rate equal to 7.3%.
CLAWBACK POLICY
In September 2023, the compensation committee approved a new Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, and the associated listing standards of the Nasdaq. Effective October 2, 2023, the Company is required to claw back erroneously awarded incentive-based compensation from current and former executive officers of the Company (“Covered Officers”) if the Company is required to prepare an accounting restatement. The recovery of such compensation under the Clawback Policy applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. The compensation committee will oversee the administration of the Clawback Policy. The foregoing summary of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Clawback Policy.
COMPENSATION COMMITTEE REPORT
The compensation committee of the board as of the filing date of this Proxy Statement has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management and, based on such review and discussions, the compensation committee recommended to the board of directors that it be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as incorporated by reference from this proxy statement.
COMPENSATION COMMITTEE
Emiliano Calemzuk (Chairman)
Richard Sanders
Susan Segal
RELATIONSHIP OF COMPENSATION PRACTICES TO RISK MANAGEMENT
When structuring our overall compensation practices for our employees generally, consideration is given as to whether the structure creates incentives for risk-taking behavior and therefore impacts our risk management practices. Attention is given to the elements and the mix of pay as well as ensuring that employees’ awards align with stockholders’ value.
The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The compensation committee has assessed our compensation policies and practices for our employees in 2024 and has concluded that these policies and practices ensure appropriate levels of risk-taking, while avoiding unnecessary risks that could have a material adverse effect on our Company.

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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth compensation information for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Non-Equity Incentive Compensation Plan ($)(3)		All Other Compensation ($)		Total ($)

Marcos Galperin President and Chief Executive Officer	2024	565,871	3,713,194	9,468,068	(4)	—		13,747,133
	2023	522,883	2,879,862	6,188,431		—		9,591,176
	2022	448,824	2,046,528	5,775,215		—		8,270,567
Martín de los Santos Executive Vice President and Chief Financial Officer	2024	537,466	598,258	1,533,387	(4)	3,396	(5)	2,672,507
	2023	511,299	431,591	1,189,617		3,396		2,135,903
Osvaldo Giménez Fintech President	2024	565,053	1,249,755	3,069,467	(4)	3,396	(6)	4,887,671
	2023	527,858	958,089	2,044,375		3,396		3,533,718
	2022	450,314	666,423	1,541,505		11,436		2,669,678
Daniel Rabinovich Executive Vice President and Chief Operating Officer	2024	558,473	1,198,999	2,942,720	(4)	74,724	(7)	4,774,916
	2023	558,511	948,377	1,863,338		64,334		3,434,560
	2022	537,875	615,667	1,700,817		100,969		2,955,328
Ariel Szarfsztejn Commerce President	2024	630,100	914,703	2,055,552	(4)	90,018	(8)	3,690,373
1.Base salaries in respect of fiscal year 2024 are paid in U.S dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Messrs. de los Santos and Giménez. Base salaries that are paid in Argentine pesos or Uruguayan pesos are disclosed above in U.S. dollars, in each case, at the average exchange rate for each month of the year ended December 31, 2024. Mr. Galperin’s base salary is calculated considering a fixed amount in Uruguayan pesos and then converted into U.S. dollars at the exchange rate of the monthly payroll calculation date.
2.Includes the fixed portion of 2024, 2023, 2022, 2021, 2020 and 2019 LTRP bonus paid out in respect of 2024. LTRP awards were paid in U.S. dollars.
3.Includes annual bonus and the variable portion of LTRP bonus. Annual bonuses in respect of fiscal year 2024 are paid in U.S. dollars for Mr. Galperin, in Argentine pesos for Messrs. Rabinovich and Szarfsztejn and in Uruguayan pesos for Mr. de los Santos and Giménez. Except for Mr. Galperin, whose annual bonus is calculated considering a fixed amount in Uruguayan pesos and then converted into U.S. dollars at the exchange rate of the payroll calculation date and then paid in U.S. dollars, annual bonuses are disclosed above in U.S. dollars, in each case, at the average exchange rate for the month of December, 2024. LTRP bonus is paid in U.S. dollars.
4.Includes the variable portion of prior LTRPs paid in January 2025 and the variable portion of the 2024 LTRP earned by each executive officer in respect of 2024, as well as annual bonus amounts earned in respect of 2024 and paid in 2025 of $220,159, $201,937, $212,303, $157,730 and $177,960, for each of Mr. Galperin, Mr. de los Santos, Mr. Giménez, Mr. Rabinovich and Mr. Szarfsztejn, respectively.
5.Amount consists of our payment on behalf of Mr. de los Santos of $3,396 in life insurance premiums.
6.Amount consists of our payment on behalf of Mr. Giménez of $3,396 in life insurance premiums.
7.Amount consists of (i) our payment on behalf of Mr. Rabinovich of $3,396 in life insurance premiums and (ii) our contributions of $71,328 under the retirement benefit provided to Mr. Rabinovich.
8.Amount consists of (i) our payment on behalf of Mr. Szarfsztejn of $3,396 in life insurance premiums and (ii) our contributions of $86,622 under the retirement benefit provided to Mr. Szarfsztejn.

46	2025 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS FOR 2024
The table below summarizes plan-based awards granted to our named executive officers in 2024.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards

Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)

Marcos Galperin		41,275	(1)	165,099	(1)	247,648	(1)
	April 18, 2024			5,000,000	(2)
Martín de los Santos		37,859	(1)	151,434	(1)	227,151	(1)
	April 18, 2024			1,000,000	(2)
Osvaldo Giménez		39,802	(1)	159,207	(1)	238,810	(1)
	April 18, 2024			1,750,000	(2)
Daniel Rabinovich		44,356	(1)	177,424	(1)	266,137	(1)
	April 18, 2024			1,750,000	(2)
Ariel Szarfsztejn		50,045	(1)	200,180	(1)	300,270	(1)
	April 18, 2024			1,750,000	(2)
1.Represents estimated future payouts for the 2024 annual bonus assuming threshold performance against corporate goals and a below expectations individual performance multiplier, target performance against corporate goals and a meets expectations individual performance multiplier and maximum performance against corporate goals and an above expectations individual performance multiplier, respectively. The actual cash bonuses earned in 2024 by our named executive officers have been determined and were paid in or about the first quarter of 2025. The amounts paid are included in the Summary Compensation Table under “Non-Equity Incentive Compensation Plan.”
2.Represents the variable portion of each named executive officer’s 2024 LTRP bonus. The maximum amount of the variable portion of each named executive officer’s 2024 LTRP bonus will depend on our stock price for the last 60 trading days of the applicable fiscal year. The fixed portions of the named executive officers’ 2024 LTRP bonus are included in the Summary Compensation Table under “Bonus”. See “—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Retention Plans – 2024 Long-Term Retention Plan” for information regarding the terms of the 2024 LTRP bonus.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We may terminate a named executive officer’s employment in the event that we determine, in our sole discretion, that there is “just cause” (determined pursuant to, and in accordance with, local law). If we terminate a named executive officer’s employment for “just cause,” such named executive officer will not be entitled to receive any severance benefits, except for severance obligations mandated under the laws of the country where the named executive officer resides. If we terminate the named executive officer’s employment without “just cause,” such named executive officer shall be entitled to a lump sum severance payment in an amount equal to the severance obligations mandated under the laws of the country where the named executive officer resides.
In September of 2001, we implemented the 2001 Management Incentive Bonus Plan (the “Incentive Plan”). As established in the Incentive Plan, our chief executive officer established which officers would be eligible for the Incentive Plan. Pursuant to the Incentive Plan, in the event we are sold, the eligible officers, as a group, are entitled to receive a “sale bonus” and a “stay bonus.” If the purchase price is equal to or greater than $20,000,000 then the eligible officers as a group are entitled to receive (1) a sale bonus equal to 5.5% of the purchase price and (2) a stay bonus equal to 7.1% of the purchase price, subject in both cases to a maximum combined cap of $78,335,000. If the purchase price is less than $20,000,000, then the eligible officers, as a group, are entitled to receive the “stay bonus” only. The bonuses are divided between the eligible officers, including our named executive officers and others, according to the participation percentages established by our chief executive officer, in accordance with the Incentive Plan. All payments under the Incentive Plan would be made in a lump sum payment.
The following tables represent the payments due to each named executive officer in the event of (i) his termination without just cause, (ii) a change in control (as defined under the 2024 LTRP) or (iii) his termination without Cause or resignation for Good Reason (each as defined under the 2024 LTRP) within 120 days prior to or on or after a change in control, assuming such event occurred on December 31, 2024.

MercadoLibre	2025 Proxy Statement	47

EXECUTIVE COMPENSATION
As defined under the 2024 LTRP, “Cause” means and includes (1) the executive officer’s material disregard of his responsibilities, authorities, powers, functions or duties or failure to act, (2) repeated or material negligence or misconduct by the executive officer in the performance of his duties, (3) appropriation (or attempted appropriation) of a business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company, (4) the commission by the executive officer of any act of fraud, theft or financial dishonesty with respect to the Company, or any felony or criminal act involving moral turpitude or dishonesty on the part of the executive officer, (5) the executive officer’s habitual drunkenness or excessive absenteeism not related to sickness, and/or (6) the material breach by the executive officer of any provision of his employment agreement that is not cured by the executive officer within thirty (30) days after written notice of breach has been delivered to the executive officer by the Company, unless such breach is incapable of cure (in which case the executive officer shall not be entitled to an opportunity to cure), in each case of clauses (1) through (6) above, as determined by the board in good faith.
As defined under the 2024 LTRP, “Good Reason” means (1) a material diminution in the executive officer’s duties, functions and responsibilities to the Company without the executive officer’s consent or the Company preventing the executive officer from fulfilling or exercising the executive officer’s materials duties, functions and responsibilities to the Company without the executive officer’s consent; (2) a material reduction in the executive officer’s base salary or bonus opportunity or (3) a requirement that the executive officer relocate the executive officer’s employment more than fifty (50) miles from the location of the executive officer’s principal office without the consent of the executive officer. An executive officer’s resignation shall not be a resignation with Good Reason unless the executive officer gives the Company written notice (delivered within thirty (30) days after the executive officer knows of the event, action, etc. that the executive officer asserts constitutes Good Reason), the event, action, etc. that the executive officer asserts constitutes Good Reason is not cured, to the reasonable satisfaction of the executive officer, within thirty (30) days after such notice and the executive officer resigns effective not later than thirty (30) days after the expiration of such cure period.
PAYMENTS DUE UPON TERMINATION WITHOUT CAUSE(1)

Name	Local Law Severance ($)

Marcos Galperin	429,121
Martín de los Santos	354,064
Osvaldo Giménez	435,584
Daniel Rabinovich	1,192,028
Ariel Szarfsztejn	575,620
1.Represents severance payable to the named executive officer as required under the local law of the country where the named executive officer resides.
PAYMENT UPON A CHANGE IN CONTROL(1)

Name	Non-Equity Incentive Plan Compensation ($)(2)

Marcos Galperin	14,438,225
Martín de los Santos	2,589,629
Osvaldo Giménez	5,074,498
Daniel Rabinovich	4,935,099
Ariel Szarfsztejn	4,309,980
1.Excludes any sale or stay bonuses payable under the Incentive Plan upon a sale of our Company, which bonus amounts are based on the purchased price in the event of a sale. See “—Potential Payments Upon Termination or Change in Control” for more information.
2.Represents 50% of the outstanding awards held by the named executive officers under the LTRPs. All outstanding awards payable in this case are based on the average closing price of our common stock during the final 60 trading days of 2024.

48	2025 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
PAYMENTS DUE UPON TERMINATION WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON IN CONNECTION WITH A CHANGE IN CONTROL(1)

Name	Salary ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)

Marcos Galperin	429,121	28,876,449	29,305,570
Martín de los Santos	354,064	5,179,257	5,533,321
Osvaldo Giménez	435,584	10,148,995	10,584,579
Daniel Rabinovich	1,192,028	9,870,198	11,062,226
Ariel Szarfsztejn	575,620	8,619,959	9,195,579
1.Excludes any sale or stay bonuses payable under the Incentive Plan upon a sale of our Company, which bonus amounts are based on the purchased price in the event of a sale. See “—Potential Payments Upon Termination or Change in Control” for more information.
2.Represents severance payable to the named executive officer as required by local law solely in the event of a termination without Cause.
3.Represents 100% of all outstanding awards held by the named executive officers under the LTRPs. All outstanding awards payable in this case are based on the average closing price of our common stock during the final 60 trading days of 2024 and are payable in accordance with the ordinary payroll schedule or within 4 business days post termination.
POTENTIAL PAYMENTS UPON DEATH, DISABILITY OR RETIREMENT
Under the terms of the life insurance policies provided to our named executive officers, other than Mr. Galperin, in the event of the executive’s death (by natural causes) or disability, the executive or his or her beneficiary, as applicable, would be entitled to receive $1,132,000 in proceeds from the third-party issuer of the policy. If the named executive officer dies in an accident or suffers total and permanent disability, his or her beneficiary would be entitled to receive $2,264,000, payable by the third-party issuer of the policy, except for Mr. Galperin.
Under the terms of the retirement benefit provided to Mr. Giménez, Mr. Rabinovich and Mr. Szarfsztejn, in the event of their retirement, each would be eligible to receive the amount accumulated with respect to the retirement benefit as of the date of retirement. Assuming each of Messrs. Giménez, Rabinovich and Szarfsztejn retired as of the last business day of 2024, the estimated amount of the benefits each would receive under the terms of the retirement benefit are $69,111 for Mr. Giménez, $396,007 for Mr. Rabinovich and $382,764 for Mr. Szarfsztejn.
ADDITIONAL OBLIGATIONS OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to our Code of Ethics, which is acknowledged by each of our named executive officers, during a named executive officer’s employment and for so long afterwards as any pertinent information remains confidential, such named executive officer will not use or disclose any confidential information. Our Code of Ethics and Intellectual Property Policies further provide that all work product relating to our business belongs to us or our subsidiaries, and the named executive officer will promptly disclose such work product to us and provide reasonable assistance in connection with the defense of such work product.
Local law prevents our named executive officers from taking certain actions that may affect our interests, unless otherwise authorized by us. In addition, our named executive officers are subject to restrictions, both during and following employment, pursuant to the terms of our outstanding LTRPs. Specifically, in the event that (i) during a named executive officer’s employment, the named executive officer engages in business activity that could materially or adversely affect the Company’s business or his or her ability to perform his or her duties for the Company or (ii) during a named executive officer’s employment and for a period of one year after the end of the named executive officer’s employment, the named executive officer (a) directly or indirectly hires or solicits for hire any Company employee or attempts to influence any Company employee to leave their employment or (b) directly or indirectly competes with the Company, he or she will automatically forfeit any LTRP benefits received.
PAY RATIO DISCLOSURE
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees, other than Mr. Galperin, to the annual total compensation of Mr. Galperin, our chief executive officer. We identified the median employee by examining the 2024 annual total compensation, consisting of base salary, annual bonus and LTRPs, if applicable, for all individuals, excluding Mr. Galperin, who were employed by us on

MercadoLibre	2025 Proxy Statement	49

EXECUTIVE COMPENSATION
December 31, 2024. In order to calculate the compensation for our median employee, we converted local currency to U.S. dollars using the average exchange rate for the month of December 2024.

THE ANNUAL TOTAL COMPENSATION OF OUR CHIEF EXECUTIVE OFFICER FOR PURPOSE OF DETERMINING THE PAY RATIO WAS $13,747,133; AND THE ANNUAL TOTAL COMPENSATION OF OUR MEDIAN EMPLOYEE WAS $8,650

Based on this information, for 2024, the ratio of the annual total compensation of our chief executive officer, to the annual total compensation of our median employee was estimated to be 1,589 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC regulations and guidance based on our payroll and employment records. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
SUPPLEMENTAL RATIO
We have calculated a supplemental ratio with the following differences from the aforementioned CEO pay ratio (which was calculated in accordance with the SEC’s rules):
The amount of LTRP to be paid is subject to the price of our common stock on the NASDAQ, which can result in significant variability in payout year over year. For purposes of the supplemental ratio, we have calculated the annual total compensation of our chief executive officer for 2024 using the target value of his 2024 LTRP award, which mitigates the effect of fluctuations in the price of our common stock.
In addition, for purposes of the supplemental ratio, in identifying our median employee for the purpose of calculating that employee’s annual total compensation, we excluded all of our service representatives, whose responsibilities could be outsourced and the number of whom increases year-over-year.
After making the above adjustments, the ratio of the annual total compensation of our chief executive officer to the annual total compensation of our median employee is estimated to be 261 to 1.
In addition, below is a chart comparing the most recent monthly minimum wage for a full-time employee in the main Latin American countries in which we operate, as reported by Mercer Human Resources, to an estimate of the current monthly minimum wage for a full-time employee in California based on the information provided by the U.S. Department of Labor.

MercadoLibre Main Locations	Monthly Minimum Wage in USD ($)

Brazil	291
Mexico	412
Argentina	276
Colombia	328
Chile	535
Uruguay	544
U.S. (California)	2,970

50	2025 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
The monthly minimum wage of a full-time employee in the main Latin American countries in which we operate, which is substantially lower than the estimate of the monthly minimum wage for a full-time employee located in California, may be useful to consider when comparing our CEO pay ratio with that of public companies whose workforce is predominantly located in the United States.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Pay Versus Performance disclosure that follows provides information about the relationship between Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and non-PEO NEOs (“NEOs”) and the Company's performance. For further information regarding the Company´s pay-for-performance philosophy, refer to “Executive compensation program philosophy and objectives” included in the Compensation Discussion and Analysis section above.
PAY VERSUS PERFORMANCE TABLE

	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for NEOs ($)(2)	Average Compensation Actually Paid to NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions) ($)	Income from Operations (in millions of constant dollars) ($)(4)(5)(6)

Year					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
2024	13,747,133	13,747,133	4,006,367	4,006,367	297	215	1,911	4,765
2023	9,591,176	9,591,176	2,456,070	2,456,070	275	167	987	3,116
2022	8,270,567	8,270,567	2,521,291	2,521,291	148	117	482	1,126
2021	16,680,787	16,680,787	4,192,154	4,192,154	236	174	83	529
2020	21,509,523	21,509,523	4,837,639	4,837,639	293	144	(1)	227
1.Mr. Galperin served as our PEO for the full year for each of 2024, 2023, 2022, 2021 and 2020.
2.For 2024, our NEOs included Messrs. de los Santos, Giménez, Rabinovich and Szarfsztejn. For 2023, our NEOs included Messrs. de los Santos, Arnt, Giménez, Rabinovich and de la Serna. For 2022, our NEOs included Messrs. Arnt, Giménez, Rabinovich and de la Serna. For 2021 and 2020, our NEOs included Messrs. Arnt, Giménez, Rabinovich and Passos Tolda.
3.The peer group total share-holder return set forth in this table utilizes the Nasdaq Composite Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2024. The comparison assumes $100 was invested in the Company and in the Nasdaq Composite Index, respectively (i) for 2020, over the one-year period from market close December 31, 2019 through December 31, 2020, (ii) for 2021, over the two-year period from market close on December 31, 2019 through December 31, 2021, (iii) for 2022, over the three-year period from market close December 31, 2019 through December 31, 2022, (iv) for 2023, over the four-year period from market close December 31, 2019 through December 31, 2023, (v) and for 2024, over the five-year period from market close December 31, 2019 through December 31, 2024. Historical stock performance is not necessarily indicative of future stock performance.
4.The Company-selected measure is Income from operations. For each applicable year, Income from operations is defined as our income from operations for that year. This metric is measured in constant dollars. For information on how we compute this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix: Reconciliation of Non- GAAP Financial Measure” in this proxy statement.
5.For 2020, 2021, 2022, 2023 and 2024, the most important metric in determining compensation actually paid to our named executive officers was our 60-day average TSR, as the amounts of the variable payments made under our LTRPs fluctuate based on the quotient of the average closing price of our common stock on the NASDAQ during the final 60 trading days of the fiscal year preceding the fiscal year in which the applicable payment date occurs over the average closing price of our common stock on the NASDAQ during the final 60 trading days of the fiscal year immediately preceding the fiscal year in which the applicable LTRP award was granted. Because the majority of our named executive officers’ compensation is paid through our LTRPs, our executives’ compensation actually paid is closely aligned with the returns of our stockholders. However, because TSR is already reported in the table, we have identified our Company-selected measure as income from operations.
6.The Company decided to reclassify and present certain financial results related to Mercado Pago’s activities from “Other income (expenses)” to “Net services revenues and financial income” and “Cost of net revenues and financial expenses” in the Statement of Income. Therefore, 2023 and 2022 balances have been recast for consistency with the 2024 presentation. For further information, please refer to Note 2 – Summary of significant accounting policies - Change in the presentation of certain financial results and reclassification of prior years results, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

MercadoLibre	2025 Proxy Statement	51

EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND COMPANY TOTAL SHAREHOLDER RETURN (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and the Company’s cumulative TSR for the covered periods:

25
20
15
10
5
—
CAP
($ in millions)
350
300
250
200
150
100
50
—
Company TSR
(FYE 2019 Indexed to $100)
100
293
236
148
275
297
22
17
8
10
14
5
4
3
2
4
2019
2020
2021
2022
2023
2024
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Company TSR

DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND NET INCOME:
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and our Net Income for the covered periods:

1,911
987
482
83
(1)
22
17
8
10
14
5
4
3
2
4
40
35
30
25
20
15
10
5
—
CAP
($ in millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
—
Net Income
($ in millions)
2020
2021
2022
2023
2024
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Net Income

52	2025 Proxy Statement	MercadoLibre

EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND NEOs COMPENSATION ACTUALLY PAID AND INCOME FROM OPERATIONS (IN CONSTANT DOLLARS)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NEOs, and our Income from operations (in constant dollars) for the covered periods:

CAP ($ in millions)
25
20
15
10
5
—
Income from Operations ($ in millions - CC)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
—
22
5
227
17
529
4
8
3
1,126
10
2
3,116
14
4
4,765
2020
2021
2022
2023
2024
Fiscal Year
Compensation actually paid to PEO
Average compensation actually paid to NEOs
Income from operations (in constant dollars)

Income from operations (in constant dollars) is a non-GAAP metric. For information on how we compute this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix: Reconciliation of Non-GAAP Financial Measure” in this proxy statement.
DESCRIPTION OF RELATIONSHIP BETWEEN COMPANY TSR AND PEER GROUP TSR
The following chart compares our cumulative TSR over the covered periods to that of the Nasdaq Composite Index over the same period:

350
300
250
200
150
100
50
TSR
293
236
148
275
297
100
144
174
117
167
215
100
2019
2020
2021
2022
2023
2024
Fiscal Year
Company TSR
Peer Group TSR

MercadoLibre	2025 Proxy Statement	53

EXECUTIVE COMPENSATION
TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table lists the three financial performance measures that Company considers represent the most important financial performance measures that we use to link compensation actually paid to our PEO and NEOs for fiscal year 2024 to our performance. The measures in this table are not ranked:
■60-day average TSR
■Income from operations (in millions of constant dollars)
■Net revenues and financial income (in millions of constant dollars)
The compensation committee did not consider the Pay versus Performance disclosure above in making its pay decisions for any of the years shown. The information in this “Pay versus Performance” section shall not be deemed to be incorporated by reference into any filing by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this section by reference in such filing.

54	2025 Proxy Statement	MercadoLibre

Proposal Two

ADVISORY

VOTE

TO APPROVE

THE COMPANY’S EXECUTIVE COMPENSATION
Section 14A of the Exchange Act added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Financial Reform Act”) provides our stockholders with an advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this proxy statement.
As described in detail under “Executive Compensation,” our compensation program is designed to align the interests of management with those of our stockholders, apply a pay-for-performance philosophy and attract and retain top management talent. Our board believes that our current executive compensation program directly links executive compensation to our performance and properly aligns the interests of our named executive officers with those of our stockholders by:
■Having a significant portion of the compensation awarded under our 2024 executive compensation program be contingent upon Company performance;
■Having base salary represent a relatively small percentage of total direct compensation for our named executive officers; and
■Having components of our compensation, such as the LTRP, that align management interests with those of stockholders over the long-term.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2024.

See the information set forth under “Executive Compensation” for more information on these elements of our executive compensation program.
For these reasons, our board strongly endorses our Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the MercadoLibre, Inc. Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosure.”

MercadoLibre	2025 Proxy Statement	55

AUDIT

COMMITTEE REPORT

Pursuant to SEC rules for proxy statements, the audit committee of our board has prepared the following Audit Committee Report. The audit committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the audit committee.
The audit committee of our board as of the filing date of this Proxy Statement is composed of Stelleo Passos Tolda (Chairman), Alejandro Nicolás Aguzin and Susan Segal, all of whom are independent under the Listing Rules of NASDAQ and the rules and regulations of the SEC applicable to audit committees. The audit committee operates under a charter, which is posted on our investor relations website and is annually reviewed by the board. This charter specifies the scope of the audit committee’s responsibilities and the manner in which it carries out those responsibilities.
The audit committee members do not serve as professional accountants or auditors. Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In this context, the audit committee has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
The audit committee also has discussed with Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited (“EY”) the matters required to be discussed by the PCAOB Auditing Standard 1301, “Communications with Audit Committees,” as amended.
The audit committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the audit committee concerning independence and has discussed with EY its independence.
Based on the audit committee’s review and discussions with management and EY described above, the audit committee recommended that our board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.
AUDIT COMMITTEE
Stelleo Passos Tolda, Chairman
Alejandro Nicolás Aguzin
Susan Segal

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Proposal Three

RATIFICATION

OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, (“EY”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and stockholders are being asked to ratify the selection at the 2025 Annual Meeting. Representatives of EY are expected to be present telephonically at the meeting and will have the opportunity to make a statement and respond to appropriate questions.
Although ratification by stockholders is not a prerequisite to the ability of the audit committee to select EY as our independent registered public accounting firm, we believe ratification to be desirable. Accordingly, our stockholders are being requested to ratify, confirm and approve the selection of EY as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for the year ending December 31, 2025. If the stockholders do not ratify the selection of EY, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select EY notwithstanding the failure of the stockholders to ratify its selection. If the appointment of EY is ratified, the audit committee will continue to conduct an ongoing review of EY’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace EY at any time.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

The audit committee considers EY to be qualified to deliver independent auditing services to our Company due to, among other things, their depth of experience, breadth of reserves, commitment to provide exceptional service, ability to handle transactional matters and location of key personnel.
EY has served as our independent registered public accounting firm since 2022.

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PROPOSAL THREE
Auditor Independence
We have taken a number of steps to ensure the continued independence of our independent registered public accounting firm. Our independent registered public accounting firm reports directly to the audit committee, and we limit the use of our auditors for non-audit services.
Audit and Non-Audit Fees
The following is a description of the fees billed or expected to be billed to us by EY for 2024 and 2023 for the years ended December 31, 2024 and 2023, respectively:

	2024 ($)	2023 ($)

Audit Fees	12,016,368	9,008,650
Audit-Related Fees	997,423	655,096
Tax Fees	403,475	181,029
All Other Fees	—	105,729
Total	13,417,266	9,950,504
AUDIT FEES
Audit fees represent the aggregate fees billed or expected to be billed to us by EY during the applicable fiscal year in connection with the annual audit of our consolidated financial statements, the audit of our internal control over financial reporting, the review of our interim financial statements and the review of our Annual Report on Form 10-K. Audit fees also include fees for services performed by EY during the applicable fiscal year that are closely related to the audit and in many cases could only be provided by our independent registered public accounting firm. Such services include consents related to SEC registration statements and certain reports relating to our regulatory filings.
AUDIT-RELATED FEES
Audit-related fees represent the aggregate fees billed or expected to be billed to us by EY during the applicable fiscal year for assurance and related services reasonably related to the performance of the audit of our annual financial statements for those years.
TAX FEES
Tax fees represent the aggregate fees billed or expected to be billed to us by EY during 2024 and 2023 for tax compliance, tax planning and tax advice.
ALL OTHER FEES
All other fees represent the aggregate fees billed or expected to be billed to us by EY for those permissible non-audit services that the audit committee believes are routine and recurring and would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence.

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PROPOSAL THREE
Audit Committee Pre-Approval Policy
The audit committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the audit committee. These services may include audit services and permissible audit-related services, tax services and other services. The term of any pre-approval is twelve months from the date of pre-approval, unless the audit committee specifically provides for a different period. Any audit or non-audit service fees that we may incur that fall outside the limits pre-approved by the audit committee for a particular service or category of services require separate and specific pre-approval by the audit committee prior to the performance of services. For each fiscal year, the audit committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax and other services. The audit committee may revise the list of pre-approved services from time to time. In all pre-approval instances, the audit committee will consider whether such services are consistent with the SEC rules on auditor independence.
All of the fees paid to the auditors during the years ended December 31, 2024 and 2023 described above were pre-approved by the audit committee in accordance with the audit committee pre-approval policy and before the auditors were engaged for the particular service.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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Proposal Four

APPROVAL

OF

REDOMESTICATION FROM DELAWARE TO TEXAS BY CONVERSION
Our Board recommends that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), adopt the resolutions of the Board approving the redomestication attached as Annex D to this Proxy Statement and adopt the Plan of Conversion (as defined below), each as more fully described in this Proposal Four, and our Board has determined that the redomestication is in the best interests of the Company and its stockholders. We refer to the proposed redomestication of the Delaware Corporation by conversion into the Texas Corporation as the “Texas Redomestication.”
Reasons for the Texas Redomestication
Our Board’s determination that the Texas Redomestication is in the best interest of the Company and all of its stockholders, and Board’s decision to recommend that the Company’s stockholders vote to approve the Texas Redomestication, were the result of deliberation and consideration, including discussions with management and outside legal counsel. The following is a summary of the key reasons why our Board believes that the Texas Redomestication is in the best interests of the Company and all of its stockholders.
MERCADOLIBRE’S U.S. OPERATIONS ARE IN TEXAS
Our logistics network plays a major role in enabling ecommerce in the Latin American region and driving more offline retail online. It has become a key competitive advantage for the Company. Innovation is a foundation of the success of our logistics network, and, as announced on August 1, 2024, one of the most relevant and recent innovations related to our logistics network is our new fulfillment center in Texas. This is the Company’s first fulfillment center outside of Latin America and it was opened to expand the assortment of products we offer to Latin American consumers by plugging sellers from the U.S. into our ecosystem. We believe this greatly strengthens shipping service for our U.S.-based assortment. Since the opening of our fulfillment center, Texas has increasingly become the focal point of our U.S. operations. Additionally, the Company has, on occasion, held Board meetings in Texas.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR THE REDOMESTICATION FROM DELAWARE TO TEXAS BY CONVERSION AND THE ADOPTION OF THE REDOMESTICATION RESOLUTION.

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PROPOSAL FOUR
By comparison, we have no operations in Delaware. Our executives and management do not operate in Delaware. We do not have our Board meetings in Delaware and the Board does not otherwise visit Delaware as part of their site visits. It was originally chosen as our state of incorporation in 1999 solely because of its legal framework, which we no longer believe is best suited for the Company’s needs. Since then, we have expanded significantly and have established roots in Texas.
A change in our state of incorporation would be consistent with our current trajectory of making Texas our home jurisdiction in the U.S. The Board believes there is strategic value in unifying the Company’s legal jurisdiction and operational center in the U.S. Further, we think it makes sense for us to have our home base in a Texas, a state that has stronger and more extensive links to Latin America than Delaware.
CORPORATE FLEXIBILITY
As discussed in greater detail under “Impact Highlights – We Act Today For Latin America’s Development,” our innovative business serves people in Latin America by enabling wider access to e-commerce, digital payments and financial services. Through its platforms, MercadoLibre provides its users with robust online commerce and digital financial tools that not only contribute to the development of a large and growing ecommerce community in Latin America, but also foster entrepreneurship, social mobility and financial inclusion.
At MercadoLibre, sustainability is a way of doing things that permeates every area of the Company and is fully integrated into our growth and business strategy. It is a commitment we renew daily, every time we take risks to innovate, build scale and create transformational impact. We believe our pace of growth enables us to amplify our positive social and economic impacts by driving commercial and financial inclusion while contributing to the prosperity of our communities. This commitment to sustainability through economic empowerment, social empowerment and environmental stewardship is critical to recruitment, motivation and retention, from our service centers to the boardroom. For some of our directors, our innovative culture is a major reason why they choose to serve on the Board.
The Board considered that Texas, unlike Delaware, has statutory provisions that would allow (though not require) MercadoLibre’s directors and officers to broadly consider the Company’s short-term and long-term interests in exercising their fiduciary duties, which will enable greater flexibility for strategic corporate actions. The DNA of MercadoLibre, embedded in our culture, is best exemplified by a proactive attitude: a relentless commitment to creating value for our users through risk-taking and innovation, all while delivering excellence as a collective. Being a pioneer is part of MercadoLibre’s DNA, and how it has become one of the top three most valuable companies in Latin America.
We strongly believe our innovative culture has worked effectively for shareholders – our stock price is up 52% over the last year and 246% over the past five years.
LITIGATION FORUM CONSIDERATIONS DO NOT ALTER THE BALANCE
The Board considered the likely relative predictability of Delaware and Texas law based on differences in their judicial systems. Delaware has historically had the most respected corporate judicial system in the country and has an extensive body of corporate case law. Texas has a specialized business court system that opened in 2024 and has a smaller body of corporate case law. This factor did not alter the balance in the Board’s evaluation of Delaware and Texas.
In making this determination, the Board considered that while more developed, Delaware law can be indeterminate because of its use of broad, flexible standards that are applied to individual cases in a highly fact specific way. This focus on precise facts and circumstances means Delaware decisions may be less predictable for an innovative company like MercadoLibre. Although Texas has less corporate case law, Texas has a more code-based corporate governance regime, and so does not depend on cases to set out the law as much as Delaware. The Board considered that recently-enacted amendments to the Delaware General Corporation Law (“DGCL”) adopt a code-based safe harbor for transactions with directors, officers and controlling shareholders, and a more code-based books and records statute, and that these amendments were designed to improve Delaware law’s predictability in these areas. On balance, even with these amendments, however, the Board believes the Texas code-based approach is a better fit for the Company.
In particular, the Board considered the effect of proposed legislation in the State of Texas (the “Texas Law Amendments”) in codifying the business judgment rule – the rule that the Board should be allowed to exercise its business judgment in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law – which the Board believes will provide greater certainty to the Board in its decision-making than will Delaware’s approach by limiting the ability of courts to revise the standard of review after a decision has been made by the Board. Codifying the Business Judgement Rule would ensure a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, as is done in Delaware, which will enable the Board to make crucial strategic decisions for shareholder value under a knowable standard which still

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PROPOSAL FOUR
protects shareholders from intentional misconduct, fraud and other improper acts. In the future, the Company may decide to engage in corporate actions, including but not limited to mergers, acquisitions, consolidations, dissolutions or dispositions. Moreover, the Texas Law Amendments clarifying that the Company may establish the Texas Business Court as its exclusive venue for certain claims concerning the governance of the Company and the rights of shareholders, and waive jury trials for such claims, gave the Company comfort that cases concerning the Company’s governance would be heard in an appropriate manner.
Further, the Board has considered stockholders’ rights under Delaware law and Texas law and believes that the rights of stockholders would on balance be reasonably comparable as a result of the proposed Texas Redomestication. The proposed Texas Certificate of Formation and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws and to retain the same shareholder rights to the extent legally possible. The proposed Texas Certificate of Formation provides certain additional shareholder rights as statutory requirements under the Texas Business Organizations Code (the “TBOC”) that the Board considers as beneficial to shareholders, such as providing that special shareholder meetings may be called by shareholders holding 50% of the shares entitled to vote on the proposed action of such meeting.
We are not the first public company to consider redomiciling from Delaware to another jurisdiction. Other prominent public companies are also incorporated in Texas, including Atmos Energy Corporation, Southwest Airlines Co. and Tesla, Inc., which completed its redomestication to Texas in 2024.
COST SAVINGS FOR THE COMPANY
The Company’s current status as a Delaware corporation physically located in Texas requires the Company to comply with franchise tax obligations in Delaware. For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Texas Redomestication is completed. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and is not expected to increase or decrease based on the Company’s state of incorporation. In addition, the Texas Law Amendments provide that the Company may establish in its bylaws an ownership threshold, not to exceed 3% of its outstanding stock, that must be held for a plaintiff to initiate a derivative claim. The Company believes that such a threshold could reduce its annual costs of litigation by limiting the ability of persons without a material economic interest in the Company to bring claims that, in the view of the Board, do not materially benefit shareholders as a whole. Upon the passage of the Texas Law Amendments, the Company may determine to adopt such a threshold. However, such threshold is not reflected in the Texas Bylaws and the Company has not yet determined whether to adopt such a threshold in the future (subject to effectiveness of the Texas Law Amendments) or, if adopted, what level to adopt it at. The Company intends to continue to evaluate this matter following the passage of the Texas Law Amendments. Accordingly, the Texas Redomestication will result in net savings by the Company of approximately $250,000 annually in addition to any reduction in litigation expense or insurance premiums that may be recognized. See below “Franchise Tax Savings and Filing Fees” for more information.
Principal Terms of the Texas Redomestication
The Texas Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC, as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex A to this Proxy Statement. Approval of the Texas Redomestication will constitute approval of the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the Texas Redomestication:
a.The Company will continue in existence as a Texas corporation and will operate our business under the name “Mercado Libre, Inc.”
b.The affairs of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law, although Delaware law will continue to govern with respect to acts taken by the Company prior to conversion. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.
c.The Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement. See “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below.

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PROPOSAL FOUR
d.The Texas Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication).
e.Each outstanding share of our common stock, par value $0.001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
f.Stockholders will not need to exchange their existing stock certificates for new stock certificates.
g.Each outstanding restricted stock award or other right to acquire shares of the Delaware Corporation Common Stock will continue in existence and automatically become a restricted stock award or right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions.
h.Our common stock will continue to be traded on The Nasdaq Global Select Market under the symbol “MELI” and our 2.375% Sustainability Notes due 2026 and 3.125% Notes due 2031 will continue to be traded on The Nasdaq Stock Market LLC. We do not expect any interruption in the trading of our common stock or debt securities as a result of the Texas Redomestication.
If our stockholders approve the Texas Redomestication, we anticipate that the Texas Redomestication will become effective promptly following the 2025 Annual Meeting (the “Effective Time”).
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, we may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to prevent the Texas Redomestication.
The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay, termination or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.
Board Recommendation
On April 14, 2025, the Board determined that the Texas Redomestication is in the best interests of the Company and all of its stockholders, approved the Texas Redomestication, directed that the Texas Redomestication be submitted for consideration by our stockholders at the 2025 Annual Meeting and recommended that our stockholders approve the Texas Redomestication and adopt the Texas Redomestication Resolution and the Plan of Conversion. Pursuant to Section 266 of the DGCL, the Texas Redomestication Resolution is hereby submitted for adoption by the stockholders of the Company, with the Board’s recommendation that stockholders vote for the Texas Redomestication Resolution.
Potential Risks and Disadvantages of the Texas Redomestication
Although the Board believes that the Texas Redomestication is in the best interests of the Company and all of its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.
EXTENSIVE DELAWARE CASE LAW AND ESTABLISHED COURT SYSTEM
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. They have an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12 year terms. Delaware has a constitutional requirement that no more than half the judges in the Court be from one political party. There are no jury trials and punitive damages may not be awarded. Delaware statutory law is regularly updated by the legislature. The Delaware court system has long and widely been lauded for its expertise.

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PROPOSAL FOUR
On the other side of the ledger, the Texas Business Court started hearing cases in September 2024. It currently has less existing corporate case law to draw on. Business court judges are appointed for two-year terms, but there is no track record of their judicial record or experience. Plus, dispositive motion practice is more limited in Texas, and even corporate governance cases will be tried to juries rather than judges, although the Company intends to, assuming the effectiveness of the Texas Law Amendments, include a waiver of jury trial in the Texas Bylaws concerning such cases.
Notwithstanding the conclusions of the Board, it is nevertheless possible that familiarity with Delaware courts and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is possible that these external perceptions regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on our business.
CERTAIN DIFFERENCES BETWEEN DELAWARE AND TEXAS LAW
The Board has determined that the rights of stockholders under the DGCL and the TBOC are, balancing relevant considerations against one another, reasonably comparable as relevant to the Company. The DGCL and Delaware case law collectively are different in certain respects than the TBOC, including as amended by the Texas Law Amendments, and existing Texas case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.” For instance, as further explained in the Company’s summary below, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our shorter-term stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Texas Redomestication.
Further, the TBOC expressly provides that it does not prohibit directors or officers from considering, approving or taking an action that promotes or has the effect of promoting a social, charitable or environmental purpose. Under Delaware law, on the other hand, while there is no express statutory authority to consider such purposes, fiduciary duties under Delaware law only permit directors to promote social, charitable, environmental or other purposes if doing so serves the ultimate purpose of long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Texas corporation, it is possible that our directors may consider the interests of other constituents without regard to stockholder value maximization.
The Board identified a handful of areas where the law in Texas differed in some respect from the law in Delaware. These were generally procedural and not material to the Company in the view of the Board and its advisors. The most potentially important area is related to antitakeover protections. Both Delaware and Texas permit a range of antitakeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new directorships and fill vacancies, though Texas limits the number of such vacancies that can be filled without a stockholder vote to two. A potential area of difference, however, involves change of control transactions and “Revlon duties”: Texas statutes allow directors to take into account “the long-term and short term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, once a company is for sale, requires directors to accept the highest short term price reasonably available. However the decision whether to sell the company or “just say no” is a business judgment for the Board in which they can take into account the corporation’s long-term interests.
Upon the passage of the Texas Law Amendments, certain additional changes may further develop. The Texas Law Amendments codify the business judgment rule and provide that, unlike Delaware law, a breach of duty claim may be brought against a director only if the plaintiff can prove intentional misconduct, fraud, an ultra vires act or a knowing violation of law. Furthermore, the Texas Law Amendments provide that emails, texts, social media posting and similar electronic communications are not generally books and records of a corporation unless such items effectuate a corporate act, whereas the analogous DGCL books and records statute provides that those materials are only available if either (a) the corporation does not have board/stockholder minutes or written consents, annual financial statements, or (for public companies) independence questionnaires and such materials are necessary and essential to fulfill the inspecting stockholder’s proper purpose or (b) the stockholder proves that it has a compelling need for such records, supported by clear and convincing evidence that such records are necessary and essential to its proper purposes. Finally, the Texas Law Amendments allow Texas corporations to establish a minimum ownership threshold, not higher than 3% of the outstanding stock, that must be held by one or more shareholders in order to bring a derivative claim.

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PROPOSAL FOUR
TRANSACTION COSTS
We will also incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Texas Redomestication, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the proposal regarding the Texas Redomestication to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication. However, going forward we anticipate annual estimated franchise tax savings of approximately $250,000 as a result of the Texas Redomestication.
It is also possible that the Texas Redomestication results in additional litigation, with additional expense, distraction and time, or that it does not diminish the expenses, distraction and time the Company currently spends in litigious disputes. Further, if a court determines that such litigation has merit, we may be required to pay substantial monetary damages.
RISKS RELATING TO THE BOARD
While the Board believes that the Texas Redomestication is in the best interests of MercadoLibre and its stockholders, it is possible that certain stockholders may file litigation against MercadoLibre or its directors and officers in connection with the Texas Redomestication. Litigation relating to the Texas Redomestication, regardless of merit, may cause us to incur significant expense, distraction and time and may prevent us from effecting the Texas Redomestication.
Effects of the Texas Redomestication
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our current Amended and Restated Certificate of Incorporation (as amended, the “Delaware Charter”) and our current Amended and Restated Bylaws (as amended, the “Delaware Bylaws”) will no longer be in effect following completion of the Texas Redomestication.
Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Delaware corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.
The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a Delaware corporation will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the Texas Redomestication.

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PROPOSAL FOUR
Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws
The Texas Charter and Texas Bylaws have been drafted with an intent to mirror the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the DGCL and the TBOC, certain differences will be in effect. Certain differences between the Delaware Charter and the Texas Charter are summarized below:

Issue	Delaware Charter	Texas Charter

Cumulative Voting	Under the DGCL, cumulative voting for the election of directors is allowed only as provided in the corporation’s certificate of incorporation. The current Delaware Charter provides that stockholders of the Company shall not be permitted to cumulate their votes for the election of directors or for any other purpose.	Under the TBOC, in order to vote cumulatively in a board of directors election, cumulative voting must be authorized by the certificate of formation. The proposed Texas Charter does not provide for cumulative voting.

Acts requiring shareholder approval (by a majority or more of voting stock)	Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of substantially all assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The current Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.	Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold. Accordingly, the proposed Texas Charter contains language setting the default voting thresholds at a majority standard unless a different standard is specified elsewhere.

Board of Directors Vacancies	The current Delaware Charter refers to the Delaware Bylaws, which provide that vacancies on the Board shall be filled by vote of a majority of the remaining members of the Board then in office, even though less than a quorum of the Board, or by a sole remaining director.
The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock.
Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors). The proposed Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC.

Classified Board
The current Delaware Charter provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually.
The DGCL provides that the certificate of incorporation, an initial bylaw, or a bylaw adopted by a vote of the stockholders may classify the board of directors into 1, 2, or 3 classes, with the terms of office of directors in such classes to be 1, 2, or 3 years, respectively.

The proposed Texas Charter provides for the same classified Board.
Under the TBOC, the certificate of formation or the bylaws may classify the board of directors into 2 or 3 classes, with each group containing the same or a similar number of directors as each other class, and that have staggered terms of office.

Action by Written Consent	The current Delaware Charter prohibits stockholder action by written consent in lieu of a meeting.	Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting, and so the proposed Texas Charter provides that shareholders may act by unanimous written consent in lieu of a meeting. This option most closely aligns with the terms of the current Delaware Charter, which prohibits shareholder action by written consent. In particular, in light of our widely held shareholder base, we do not believe that action by unanimous written consent is likely.

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PROPOSAL FOUR

Issue	Delaware Charter	Texas Charter

Calling of Special Shareholder Meetings	The current Delaware Charter provides that special stockholder meetings may be called for any purpose or purposes only by a majority of the Board, the chairperson of the Board or the chief executive officer, unless otherwise required by law.	The proposed Texas Charter provides that special shareholder meetings may be called by a majority of the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, the president, or by shareholders holding 50% of the shares entitled to vote on the proposed action of such meeting. Under the TBOC, the president of a corporation is required to have the right to call a shareholder meeting as are shareholders holding a specified percentage of the shares entitled to vote at such meeting. We have acknowledged that statutory right in the proposed Texas Charter. In light of our widely held shareholder base, we do not believe that a shareholder called special meeting is likely.

Indemnification
The current Delaware Charter provides that the corporation shall indemnify directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time, or any other applicable laws presently or thereafter in effect. The current Delaware bylaws similarly provide that the corporation shall indemnify its directors and officers to the fullest extent permitted by the DGCL.
Under Delaware law, a corporation may indemnify (among others) a director or officer against expenses, judgments, fines and amounts paid in settlement reasonably incurred by the person in connection with a legal proceeding, other than an action by or in the right of the corporation, provided such a director or officer acted in good faith and reasonably believed: (1) that such person’s conduct was in or not opposed to the best interests of the corporation, and (2) in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful.
In connection with an action by or in the right of the corporation against (among others) a director or officer, the corporation may indemnify such director or officer for expenses actually and reasonably incurred in connection with such suit: (1) if such person acted in good faith and a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (2) if such person is found liable to the corporation, only if ordered by a court of law.

The proposed Texas Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time.
Under the TBOC, a corporation may indemnify a director or officer against judgments and expenses reasonably incurred by the director or officer in connection with a legal proceeding if the director or officer: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.
If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, then indemnification is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if a director or officer is found liable for: (1) willful or intentional misconduct, (2) breach of the duty of loyalty, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed to the corporation.

Advancement of Expenses	The current Delaware Charter and Delaware Bylaws provide that expenses reasonably incurred by an officer or director defending with any action, suit or proceeding for which such director or officer has a right to indemnification will be advanced by the Company upon the Company’s receipt of an undertaking by the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification; provided that the Company shall not be required to advance any expenses to a director or officer against whom the Company directly brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Company, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction.	Under the TBOC, before a corporation can advance expenses incurred by a director or officer in connection with any legal proceedings, a director or officer is also required to provide, in addition to an undertaking to repay any expenses advanced if such director or officer is ultimately not entitled to indemnification, a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the proposed Texas Charter.

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PROPOSAL FOUR
Certain differences between the Delaware Bylaws and the Texas Bylaws are as follows:

Issue	Delaware Bylaws	Texas Bylaws

Board of Directors Vacancies	The current Delaware Bylaws provide that vacancies on the Board shall be filled by vote of a majority of the remaining members of the Board then in office, even though less than a quorum of the Board, or by a sole remaining director.	The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC, the effect of which is described in the above comparison summary of the Delaware Charter and the proposed Texas Charter under “Board of Directors Vacancies.”

Action by Written Consent	The current Delaware Bylaws (and Delaware Charter) prohibit stockholder action by written consent.	Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The proposed Texas Bylaws set this at the highest standard permitted under the TBOC, which is unanimous written consent.

Calling of Special Shareholder Meetings	The current Delaware Bylaws provide that special stockholder meetings may be called by a majority of the Board, the chairperson of the Board, the president of the Company or the chief executive officer of the Company. In addition, the Charter does not permit the president of the Company to call a special meeting of stockholders.	Under the TBOC, shareholders that own a certain percentage of shares having the right to vote thereat, as specified in the certificate of formation, but not to exceed 50%, are required to have the right to call special shareholder meetings, and the proposed Texas Bylaws provide that holders of not less than 50% of our shares of stock entitled to vote thereat may call a special meeting of shareholders.

Cancellation or Postponement of Special Shareholder Meetings	The current Delaware Bylaws provide that the Board or the chairperson of the Board may postpone a previously scheduled special stockholder meeting.	The proposed Texas Bylaws provide that the Board may not cancel a special shareholder meeting called by shareholders, although the Board retains the right to postpone and reschedule shareholder meetings. The Board may cancel a meeting that is not called by shareholders, to the extent permitted under the TBOC.

Proxies	Under the DGCL, no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period. The current Bylaws do not address the expiration of proxies and therefore the foregoing rule under the DGCL applies.	Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Board of Directors Committees	The current Delaware Bylaws provide that each committee shall have the powers and duties as the Board may confer pursuant to the DGCL. Under the DGCL, no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaws.
The proposed Texas Bylaws provide that committees shall not have the power or authority to (i) approve or adopt, or recommend to the shareholders any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the corporation. The proposed Texas Bylaws, by reference to the TBOC, acknowledge that, under the TBOC, a committee of directors is prohibited from taking certain actions. The TBOC provides that a committee of the board of directors may not:
1.amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;
2.propose a reduction of stated capital;
3.approve a plan of merger, share exchange, or conversion of the corporation;
4.recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;
5.recommend to the shareholders a voluntary winding up and termination or revocation of a voluntary winding up and termination;

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PROPOSAL FOUR

Issue	Delaware Bylaws	Texas Bylaws

Board of Directors Committees, continued
6.amend, alter, or repeal the bylaws or adopt new bylaws;
7.fill vacancies on the board of directors;
8.fill vacancies on or designate alternate members of a committee of the board of directors;
9.fill a vacancy to be filled because of an increase in the number of directors;
10.elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;
11.set the compensation of the members or alternate members of a committee of the board of directors; or
12.alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Partly Paid Stock	The issuance of partly paid stock is permitted under the DGCL. The current Delaware Bylaws do not address the issuance of partly paid stock and therefore the foregoing rule under the DGCL applies.	Under the TBOC, partly paid stock is prohibited due to the TBOC’s requirement that full consideration for shares be paid before issuance, and so the proposed Texas Bylaws do not provide for the issuance of partly paid stock.

Notice to Shareholders	The current Delaware Bylaws provide that written notice of every meeting of stockholders shall be given by personal delivery or by mail or by electronic communication to the extent permitted by the DGCL. The DGCL permits the corporation to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that any stockholder who fails to object within 60 days of having been given written notice by the corporation of the intention to send the single notice shall be deemed to have consented to receiving such single notice.	The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the corporation to so deliver notice is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Exclusive Forum and Jury Trials
The current Delaware Bylaws do not include an exclusive forum provision.
The current Delaware Bylaws also do not include a waiver of the right to jury trials. Were a shareholder to file suit in the Delaware Court of Chancery, there would be no right to a jury trial as the Court of Chancery does not have jury trials.

The Texas Bylaws provide the exclusive venue and forum for (a) derivative claims; (b) claims for breach of fiduciary duty; (c) claims under the TBOC, the Texas Charter or the Texas Bylaws; (d) claims concerning the Company’s internal affairs; or (e) internal entity claims shall be the Eighth Business Court Division, or, in each case, if such court lacks jurisdiction, the Federal District Court for the Northern District of Texas, or, if both such courts lack jurisdiction, the state courts of Texas located in Tarrant County.
If the TBOC Amendments have passed, the TX Bylaws will contain a waiver of the right to jury trial concerning any internal entity claim.

Comparison of Stockholder Rights under Delaware and Texas Law
The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws.
The Board has found that the corporate laws of Texas and of Delaware are reasonably comparable on net (i.e., balancing relevant considerations against one another) and as relevant to the Company.

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PROPOSAL FOUR
The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.
The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

Issue	Delaware	Texas

Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.
In general, directors and officers are subject to the fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure).
The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law.
Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law) to the corporation.
Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision. The Delaware Charter has an exculpation provision which forecloses personal liability for duty of care breaches.

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. Texas courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, although Texas case law is not clear as to whether “gross negligence” will support a breach of the duty of loyalty and therefore impose liability. In addition, the Texas Charter has an exculpation provision which forecloses personal liability for duty of care breaches, including those involving gross negligence.
The Texas Law Amendments would codify the business judgment rule and establish a presumption that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. Proposed Texas legislation would establish the business judgment rule as the governing standard for director and officer liability in all circumstances.

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PROPOSAL FOUR

Issue	Delaware	Texas

Business Judgment Rule, continued
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock	Under the DGCL, the board cannot increase or decrease the amount of authorized capital stock without stockholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Charter Amendments” below.
Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the authorized capital stock without shareholder approval, and there is no express exception for forward stock splits.
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.
Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.
If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

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PROPOSAL FOUR

Issue	Delaware	Texas

Procedures for Filling Vacant Directorships, continued
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen under (1) or (2) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of incorporation provides otherwise, if, like ours, the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.
If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, as ours will, a director may only be removed for cause.
If the certificate of formation expressly permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for the removal of such a director, only the votes of the holders of such a class or series are considered.

Committees	Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member. The board can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation (like the Company) formed after July 1, 1996 can: (1) approve, adopt, or recommend to the stockholders any action or matter (other than election or removal of directors) expressly required by statute to be submitted to stockholders for approval; or (2) adopt, amend, or repeal any bylaw.	Under the TBOC, the boards of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (1) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (2) propose a reduction of stated capital; (3) approve a plan of merger, share exchange, or conversion; (4) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (5) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (6) amend, adopt, or repeal bylaws; (7) fill board vacancies; (8) fill committee vacancies or designate alternate committee members; (9) fill vacancies due to an increase in the number of directors; (10) elect or remove officers or committee members; (11) set committee member compensation; or (12) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

Action by Written Consent of Directors	Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.	Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

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PROPOSAL FOUR

Issue	Delaware	Texas

Action by Written Consent of Stockholders
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the nonconsenting stockholders.
The Delaware Charter prohibits action by written consent.
Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right.
Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 % of the shares entitled to vote or, if no percentage is specified, at least 10 % of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

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PROPOSAL FOUR

Issue	Delaware	Texas

Quorum and Required Vote for Stock Corporations
Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.
In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.
Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by this code, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

74	2025 Proxy Statement	MercadoLibre

PROPOSAL FOUR

Issue	Delaware	Texas

Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.
Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although proposed legislation would allow corporations to provide that all shares vote as a single class even in such transactions. If the Texas Law Amendments are in effect, a corporation may include in its certificate of formation a provision that all shares vote as a single class in all instances.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all of assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).
No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although the Texas Law Amendments would allow corporations to provide that all shares vote as a single class even in such transactions.

MercadoLibre	2025 Proxy Statement	75

PROPOSAL FOUR

Issue	Delaware	Texas

Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.
“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3- year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.
The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).
A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.
“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.
“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934 (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

76	2025 Proxy Statement	MercadoLibre

PROPOSAL FOUR

Issue	Delaware	Texas

Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (1) increase or decrease the aggregate number of authorized shares of such class; (2) increase or decrease the par value of the shares of such class; or (3) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.
In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds, unless a different threshold, not less than a majority, is specified in the certificate of formation, of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the Texas Law Amendments would allow corporations to provide that all shares vote as a single for such an amendment. In addition, the Texas Law Amendments would also allow corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

Bylaw Amendments	Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

MercadoLibre	2025 Proxy Statement	77

PROPOSAL FOUR

Issue	Delaware	Texas

Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
In addition, a Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.
In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Ratification
Under the DGCL, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution that, among other things, ratifies the defective corporate act and, if stockholder approval would have been required for the defective corporate act to have been taken, the defective corporate act must be submitted to stockholders for approval (subject to exceptions).
Under the TBOC, there is a codified ratification process for defective corporate acts.

78	2025 Proxy Statement	MercadoLibre

PROPOSAL FOUR

Issue	Delaware	Texas

Ratification, continued
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective and whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or a Texas Business Court.

Inspection of Books and Records
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that include, without limitation, the governing documents, minutes of board and stockholder meetings, actions by written consent of the board and stockholders, annual financial statements, and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.
The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.
The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.
If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.
A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request.
The Texas Law Amendments would (i) clarify that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibit shareholders from inspecting corporate records related to active or pending derivative suits or litigation involving the corporation as an adversarial party.

MercadoLibre	2025 Proxy Statement	79

PROPOSAL FOUR

Issue	Delaware	Texas

Inspection of Books and Records, continued
The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.
The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC. Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Interested Party Transaction Approvals
Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (1) approved or recommended by a majority of the disinterested directors, either serving on a board of directors or a committee of the board of directors acting with knowledge as to the material facts, (2) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (3) fair to the corporation. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of 2 or more directors. In addition, the proposed legislation adds statutory definitions of what parties constitute a controlling stockholder or control group and provides safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

80	2025 Proxy Statement	MercadoLibre

PROPOSAL FOUR

Issue	Delaware	Texas

Interested Party Transaction Approvals, continued
A controlling stockholder transaction that does not constitute a “going private transition” would be entitled to the statutory safe harbor protection if it is (1) approved or recommended by a fully empowered committee of disinterested directors acting with knowledge of the material facts, (2) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (3) fair to the corporation. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (1) and (2) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation. The proposed Delaware legislation also provides, among other things, criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors satisfy exchange rules for independence.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

Limitation of Liability of Stockholders
Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.
Delaware law permits shareholders to be liable under the doctrine of veil piercing, which allows the court to apply a multi-factor test to determine whether to hold a stockholder liable for obligations of a corporation.

A shareholder is not liable to the corporation or its creditors for: (1) the shares, other than the obligation to pay to the corporation the full amount of consideration; (2) the corporation’s contractual obligations based on an alter ego theory, a theory of fraud, or other similar theories; or (3) the corporation’s obligations due to a failure to follow corporate formalities required by the TBOC or the corporation’s governing documents.
Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if: (1) the shareholder used or caused the corporation to commit actual fraud primarily for the shareholder’s direct personal benefit; (2) the shareholder expressly assumes, guarantees, or agrees to be personally liable; or (3) the TBOC or another applicable statute imposes liability on the shareholder.

Limitation of Personal Liability of Directors and Officers and Controlling Stockholders
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.
The DGCL further provides that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.

Under the TBOC, a Texas corporation is permitted to provide that a director is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director. Proposed Texas legislation would expand this to include officers.
The TBOC does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).
The Texas Law Amendments would also provide that corporations and their shareholders will not have a cause of action against a director or officer of the corporation as a result of any act or failure to act, unless: (1) the presumption of the business judgment rule is rebutted; (2) the director’s or officer’s actor failure to act constituted a breach of a fiduciary duty; and (3) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. Proposed Texas legislation would establish the business judgment rule as the governing standard for director and officer liability in all circumstances.

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PROPOSAL FOUR

Issue	Delaware	Texas

Considerations by Directors Permitted by Statute
Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.
In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose. Texas also has a public benefit corporation statute.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law generally follows the Delaware corporate opportunity doctrine.
The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

Indemnification of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.

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PROPOSAL FOUR

Issue	Delaware	Texas

Indemnification of Directors and Officers, continued
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.	Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

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PROPOSAL FOUR

Issue	Delaware	Texas

Persons Covered	Under the DGCL, directors and officers, but not employees, agents, or others, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to directors, officers, employees, agents of the corporation, and those serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.	Under the TBOC, a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans	Delaware has no statutory authorization for stockholder rights plans, but stockholder rights plans have been upheld by Delaware courts. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.
Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.
In addition, the TBOC expressly permits directors to look to the “longterm” benefit to shareholders in taking action.

Selection of Forum/Venue
Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.
Venue-selection, as distinct to forum-selection, clauses are not enforceable unless the contract involves a major transaction, or if the venue-selection clause is expressly made enforceable by another Texas statute.
A “major transaction” is one that generally involves over $1 million.
The Texas Law Amendments would allow a Texas entity to identify a particular court in Texas, such as the business court, as the sole venue.

Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board in receipt of the demand: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; or (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.
If demand is excused, the board or a board committee determines not to bring suit, and the board or committee files a motion to dismiss the stockholder’s derivative suit, the court will evaluate the independence and good faith of the board or the committee, the reasonableness of its investigation into the subject of the demand, and the proffered reasons

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

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PROPOSAL FOUR

Issue	Delaware	Texas

Pre-Suit Demand in Derivative Suits, continued
for dismissing the demand. The court will then apply its own judgment to determine whether the dismissal was in fact in the best interests of the corporation.
If a demand is received and the board or a board committee refuses to pursue litigation, the business judgment rule applies to the board or committee’s decision, and a plaintiff claiming wrongful demand refusal must raise a reasonable doubt about the good faith and reasonableness of the board or committee’s investigation.

Stock Ownership Requirement for Derivative Suits; Jury Trials
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. Certain Delaware corporations have included an ownership threshold for derivative claims in their bylaws; however, the Delaware Courts have not opined on the enforceability of these provisions.
Jury trials are generally not available in the Delaware Court of Chancery, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The Texas Law Amendments would allow publicly traded corporations and corporations with over 500 shareholders, to set an ownership threshold in their governing documents (not to exceed 3%) that shareholders must satisfy to bring a derivative claim.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. The Texas Law Amendments would allow a corporation to include a waiver of jury trial in its bylaws, and that such waiver will constitute an intentional consent to waiver if enforced against a party approving the bylaws or acquiring a security after such bylaws are adopted, continuing to hold a security of a public company after bylaws are adopted, or by other methods permitted under law.

Dissent and Appraisal Rights
Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or

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PROPOSAL FOUR

Issue	Delaware	Texas

Dissent and Appraisal Rights, continued
depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.
Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

Independence of Corporate Code	Delaware does not have a comparable statute to Texas' proposed legislation.	Proposed Texas legislation would prohibit the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.

Judicial Certification of Committees and Panels	Delaware does not have a comparable statute to Texas' proposed legislation.	Proposed Texas legislation would permit corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Franchise Tax Savings and Filing Fees
The Company’s current status as a Delaware corporation physically located in Texas requires the Company to comply with franchise tax obligations in Delaware. For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Texas Redomestication is completed. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on receipts and is not expected to increase or decrease based on the Company’s state of incorporation. Accordingly, the Texas Redomestication will result in net franchise tax savings by the Company of approximately $250,000 annually.
The annual filing fees to qualify as a foreign jurisdiction in either jurisdiction are immaterial, and there are certain immaterial fees associated with effecting the Texas Redomestication via conversion.
No Change in Business, Jobs or Physical Location
The Texas Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication). We intend to maintain our corporate headquarters in Montevideo, Uruguay.

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PROPOSAL FOUR
Our management, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation. To the extent that the Texas Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Texas Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.
No Securities Act Consequences
We will continue to be a publicly held company following completion of the Texas Redomestication, and our common stock will continue to be listed on The Nasdaq Global Select Market and traded under the symbol “MELI.” We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock or debt securities as a result of the Texas Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as we and our stockholders were prior to the Texas Redomestication.
No Material Accounting Implications
Effecting the Texas Redomestication will not have any material adverse accounting implications.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Computershare Trust Company, N.A., the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Computershare Trust Company, N.A. at 800-662-7232.
All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Texas Corporation. Each stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.
No Appraisal Rights
Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Texas Redomestication described in this proposal. We have no holders of preferred stock.
Regulatory Matters
In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, we may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, arising from the Texas Redomestication.
Certain Federal Income Tax Considerations
The following discussion describes certain U.S. federal income tax considerations that are likely to be relevant to the exchange of Delaware Corporation Common Stock for Texas Corporation Common Stock in the Texas Redomestication. This discussion deals only with stock held as capital assets by our stockholders. It does not cover all aspects of U.S. federal income taxation that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as banks, insurance companies or other financial institutions, persons that hold more than 5% of our common stock, certain former citizens or residents of the United States, tax-exempt organizations, persons that hold their stock as part of a hedge, straddle, conversion or other integrated financial transaction, entities that are treated as partnerships for U.S. federal

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PROPOSAL FOUR
income tax purposes (or partners therein), holders who acquired their stock as compensation, whether through employee stock options or otherwise, or persons that are otherwise subject to special treatment under the Internal Revenue Code of 1986, as amended (the “Code”). This section does not address any other U.S. federal tax considerations (such as estate taxes, gift taxes, or the Medicare tax on net investment income) or any state, local or non-U.S. tax considerations. State, local or non-U.S. income tax consequences to stockholders may vary from the federal income tax consequences described herein.
This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Texas Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed herein.
We believe that the Texas Redomestication will be treated as a reorganization under section 368(a)(1)(F) of the Code for U.S. federal income tax purposes, and the remainder of this discussion assumes the correctness of this treatment. No gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock.
You should consult your own tax advisors about the tax consequences to you of the Texas Redomestication in light of your own particular circumstances, including the tax consequences under state, local, non-U.S. and other tax laws and the possible effects of any changes in applicable tax laws.
Anti-Takeover Implications of the Texas Redomestication
The Texas Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of our being subject to Texas law.
Legal Proceedings
The Company does not have any legal proceedings pending in Delaware.
Effect of Not Obtaining the Required Vote for Approval
If the Texas Redomestication proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.
Required Vote
We ask our stockholders to approve the Texas Redomestication and the adoption of the Texas Redomestication Resolution. This proposal requires the affirmative vote of a majority of the outstanding shares of stock of MercadoLibre entitled to vote thereon, voting together as a single class.
With respect to approval of the Texas Redomestication and the adoption of the Texas Redomestication Resolution, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the Texas Redomestication. Broker non-votes will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REDOMESTICATION FROM DELAWARE TO TEXAS BY CONVERSION AND THE ADOPTION OF THE REDOMESTICATION RESOLUTION.

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ADDITIONAL

INFORMATION

ABOUT THE ANNUAL MEETING
1.Proxy Materials

Q	Why am I receiving these materials?

A
Our board of directors is providing these proxy materials to you in connection with our board’s solicitation of proxies for use at our 2025 Annual Meeting that will take place on June 17, 2025. Stockholders are invited to attend the 2025 Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q	What information is contained in these materials?

A
The information included in this proxy statement relates to the proposals to be voted on at the 2025 Annual Meeting, the voting process, our corporate governance practices, the compensation of our directors and our named executive officers and certain other required information.

Q	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A
In accordance with SEC rules, we may furnish proxy materials, including this proxy statement and our 2024 Annual Report, which includes our audited consolidated financial statements for the year ended December 31, 2024, to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. On or about April 28, 2025, we first mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our 2024 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to vote through the Internet, by telephone or by mail. You will not receive printed copies of the proxy materials unless you request them. If you would like to receive a paper or electronic copy of our proxy materials, including a copy of our 2024 Annual Report, you should follow the instructions in the Notice of Internet Availability for requesting these materials.

Q	How do I get electronic access to the proxy materials?

A
The Notice of Internet Availability will provide you with instructions regarding how to:
■access and review our proxy materials for the 2025 Annual Meeting on the Internet; and
■instruct us to send our future proxy materials to you electronically by e-mail.
Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

MercadoLibre	2025 Proxy Statement	89

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
2.Proposals

Q	What proposals will be voted on at the 2025 Annual Meeting?

A
There are four proposals scheduled for a vote at the 2025 Annual Meeting:
■the election of the nominees for Class I and Class III directors recommended by our board, each to serve until the 2026 and 2028 Annual Meeting of Stockholders, respectively, or until such time as their respective successors are elected and qualified;
■the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024;
■the ratification of the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
■the approval of the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion.

Q	What are our board’s voting recommendations?

A
Our board recommends that you vote your shares:
■  “FOR” the election of the nominees for Class I and Class III directors recommended by our board, each to serve until the 2026 and 2028 Annual Meetings of Stockholders, respectively, or until such time as their respective successors are elected and qualified;
■ “FOR” the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024;
■  “FOR” the ratification of the appointment of Pistrelli, Henry Martin y Asociados S.A., a member firm of Ernst & Young Global Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
■  “FOR” the approval of the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion.

3.Voting Mechanics

Q	How many shares are entitled to vote?

A
Each share of our common stock outstanding as of the close of business on April 21, 2025, the record date, is entitled to one vote at the 2025 Annual Meeting. At the close of business on April 21, 2025, 50,697,375 shares of our common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date and each share of common stock held by you on the record date represents one vote. These shares include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

90	2025 Proxy Statement	MercadoLibre

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A
Most stockholders of MercadoLibre hold their shares beneficially through a stockbroker, bank or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
■Shares held of record
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us. If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. Each stockholder of record is entitled to vote by proxy as described in the Notice of Internet Availability and below.
■Shares held in brokerage account or by a bank
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account.

Q	Can I attend the 2025 Annual Meeting?

A
Any stockholder of record or a beneficial owner at the close of business on April 21, 2025 can attend the 2025 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/MELI2025. We encourage you to access the 2025 Annual Meeting prior to its start time. Online check-in will start approximately 15 minutes before the 2025 Annual Meeting on June 17, 2025. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
Shareholders who log in via the virtual meeting website at www.virtualshareholdermeeting.com/MELI2025 using their 16-digit control number will have the ability to listen, vote and submit questions during the virtual 2025 Annual Meeting. Your 16-digit control number can be found in the box marked by the arrow for postal mail recipients of the notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/MELI2025. As part of the 2025 Annual Meeting, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. Questions that are substantially similar may be grouped and answered once to avoid repetition, and questions that are determined to be irrelevant or inappropriate will not be addressed.
Shareholders without a control number may attend and listen to the virtual 2025 Annual Meeting of Shareholders as a guest, but will not have the ability to vote, ask questions or otherwise participate in the 2025 Annual Meeting.

MercadoLibre	2025 Proxy Statement	91

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	How can I vote my shares?

A
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote as follows:
■If you are a stockholder of record, you may vote by proxy over the Internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. You may also attend the Annual Meeting at 11:00 a.m., Eastern Time, on June 17, 2025 via the Internet at www.virtualshareholdermeeting.com/MELI2025 and vote during the Annual Meeting using the 16-digit control number we have provided to you.
■If you hold shares beneficially in street name, you may also vote by proxy over the Internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.
Under Delaware law, votes cast by Internet or telephone have the same effect as votes cast by submitting a written proxy card.

Q	Can I change my vote or revoke my proxy?

A
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2025 Annual Meeting. Proxies may be revoked by any of the following actions:
■filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300);
■granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
■attending the 2025 Annual Meeting online and voting via the Internet using the control number we have provided to you (attendance at the meeting will not, by itself, revoke a proxy).
If your shares are held through a brokerage account or by a bank or other nominee, you may change your vote by:
■submitting new voting instructions to your broker, bank or nominee following the instructions they provided; or
■if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the 2025 Annual Meeting and voting via the Internet using the control number we have provided to you (attendance at the meeting will not, by itself, revoke a proxy).

92	2025 Proxy Statement	MercadoLibre

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	How are votes counted?

A
Election of the nominees for Class I and III Directors. In the election of the nominees for Class I and Class III directors, you may vote “for” any or all of the nominees for Class I and Class III directors or you may “withhold” your vote with respect to any or all of the nominees for Class I and Class III directors. Only votes “for” will be counted in determining whether a plurality has been cast in favor of a nominee for Class I and Class III directors.
Advisory Vote to Approve our Named Executive Officers’ Compensation for 2024. In the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024, you may vote “for,” “against” or “abstain.”
Ratification of Appointment of Independent Auditor. In the proposal to ratify the appointment of our independent registered public accounting firm for 2025, you may vote “for,” “against” or “abstain.”
Redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion. In the approval of the redomestication of MercadoLibre Inc from Delaware to Texas by conversion, you may vote "for", "against" or "abstain."
No cumulative voting rights are authorized, and dissenter’s rights are not applicable to these matters.
If you sign and return your proxy card or broker voting instruction card without giving specific voting instructions, your shares will be voted “FOR” the election of the nominees for Class I and Class III directors recommended by our board and named in this proxy statement, “FOR” approval of the compensation of our named executive officers, “FOR” the ratification of the approval of our independent auditors, “FOR” the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion, and at the discretion of the proxies in any other matters properly brought before the 2025 Annual Meeting.
If you are a beneficial holder and do not return a voting instruction card, your broker is only authorized to vote on the ratification of the approval of our independent auditors.

Q	Who will count the votes?

A	A representative of Broadridge will tabulate the votes at the 2025 Annual Meeting and act as the inspector of elections.

Q	Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A	We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

4.Quorum and Voting Requirements

Q	What is the quorum requirement for the 2025 Annual Meeting?

A
The quorum requirement for holding the 2025 Annual Meeting and transacting business is a majority of the outstanding shares entitled to vote. The shares may be present in person or represented by proxy at the 2025 Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

MercadoLibre	2025 Proxy Statement	93

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

Q	What are broker non-votes and what effect do they have on the proposals?

A
Generally, broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker, bank or other nominee has not received voting instructions from the beneficial owner and (2) the broker, bank or other nominee lacks discretionary voting power to vote those shares. A broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, but is not entitled to vote shares held for a beneficial owner on any non-routine matter without instruction from the beneficial owner. The ratification of the appointment of our independent registered public accounting firm is considered to be a routine matter for which brokers, banks or other nominees holding shares in street name may exercise discretionary voting power in the absence of voting instructions from the beneficial owner. As a result, broker non-votes will not arise in connection with, and thus will have no effect on, this proposal.
Unlike the proposal to ratify the appointment of our independent auditors, the election of directors, the advisory vote on our named executive officers’ compensation for fiscal year 2024 and the approval of the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion are each considered a “non-routine” matter. As a result, brokers, banks or other nominees holding shares in street name that have not received voting instructions from their clients cannot vote on their clients’ behalf on these proposals. Therefore, it is very important that you provide your broker, bank or other nominee who is holding your shares in street name with voting instructions with respect to these proposals in one of the manners set forth in this proxy statement. Under Delaware law, broker non-votes that arise in connection with the election of directors or the advisory vote on our named executive officers’ compensation for fiscal year 2024 will have no effect on these proposals.

Q	What is the voting requirement to approve each of the proposals and the effect, if any, of each vote?

A
The following table describes the proposals to be considered at the 2025 Annual Meeting of Stockholders, the vote required to elect directors and to adopt each of the other proposals, and the manner in which votes will be counted:

	Proposal		Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

		Election of the nominees for Class I and Class III Directors.	Plurality of votes cast	No effect(1)	No effect
1

		Approval, on an advisory basis, of the compensation of our Named Executive Officers for fiscal year 2024.	Majority of shares present and entitled to vote thereon	Same as vote against	No effect
2

		Ratification of the appointment of Independent Auditor.	Majority of shares present and entitled to vote thereon	Same as vote against	No effect; Brokers have discretion to vote
3

		Approval of the redomestication of MercadoLibre, Inc. from Delaware to Texas by conversion	Majority of the outstanding shares entitled to vote thereon	Same as vote against	No effect
4

1.A vote to “Withhold” will not have any effect on the election. Stockholders do not have the option to “Abstain” from voting on the proposal for election of the nominees for Class I and Class III Directors.

5.Voting Results

Q	Where can I find the voting results of the 2025 Annual Meeting?

A
We will announce final voting results in a current report on Form 8-K that will be filed with the SEC within four business days after the 2025 Annual Meeting and that will also be available on our investor relations website.

Links to websites included in this proxy statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

94	2025 Proxy Statement	MercadoLibre

APPENDIX:

RECONCILIATION OF

NON-GAAP FINANCIAL MEASURE
This proxy statement contains a non-GAAP measure of financial performance. This non-GAAP measure is non-GAAP Income from operations (in constant dollars).
This non-GAAP measure should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP and may be different from Income from operations (in constant dollars) non-GAAP measure used by other companies. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. Income from operations (in constant dollars) non-GAAP measure has limitations in that it does not reflect the impact of foreign exchange as required by U.S. GAAP.
We believe that FX neutral measures provide useful information to both management and investors by excluding the foreign currency exchange rate impact that may not be indicative of our core operating results and business outlook.
The non-GAAP Income from operations (in constant dollars) for 2024, 2023 and 2022 was calculated by using the average monthly exchange rates for each month during 2023, 2022 and 2021, respectively, and applying them to the corresponding months in 2024, 2023 and 2022, so as to calculate what our income from operations would have been had exchange rates remained stable from one year to the next. The table below excludes intercompany allocation FX effects. Finally, these measures do not include any other macroeconomic effect such as local currency inflation effects, the impact on impairment calculations or any price adjustment to compensate for local currency inflation or devaluations.
Reconciliation of this non-GAAP financial measure to the most comparable U.S. GAAP financial measure can be found in the table below.

	Year Ended December 31,

	2024 ($ in millions)	2023(1) ($ in millions)	2022(1) ($ in millions)

Income from operations	2,631	2,207	1,069
FX Neutral effect	2,134	909	57
Income from operations (in constant dollars)	4,765	3,116	1,126
1.The Company decided to reclassify and present certain financial results related to Mercado Pago’s activities from “Other income (expenses)” to “Net services revenues and financial income” and “Cost of net revenues and financial expenses” in the Statement of Income. Therefore, 2023 and 2022 balances have been recast for consistency with the 2024 presentation. For further information, please refer to Note 2 – Summary of significant accounting policies - Change in the presentation of certain financial results and reclassification of prior years results, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

MercadoLibre	2025 Proxy Statement	95

HEADQUARTERS

INFORMATION

Our headquarters are located at WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300 and the telephone number at that location is +(598) 2-927–2770.

STOCKHOLDER	PROPOSALS	FOR

2026 ANNUAL MEETING
A stockholder may present proper proposals for inclusion in our proxy statement and for consideration at the 2026 Annual Meeting of Stockholders by submitting their proposals in writing to us in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 29, 2025; provided, however, that in the event that we hold our 2026 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2025 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
MercadoLibre, Inc.
Attn: Corporate Secretary
WTC Free Zone Dr. Luis
Bonavita 1294, Of. 1733,
Tower II Montevideo,
Uruguay, 11300
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders or nominate persons for election to our board at our annual meeting but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting (or any supplement thereto) given by or at the direction of the chairman of the board or our board of directors, (2) otherwise properly brought before the meeting by the chairperson or by or at the direction of a majority of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws.
To be timely, our Corporate Secretary must receive the written notice at our principal executive offices not earlier than 90 days and not later than 60 days before the anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting of stockholders (i.e. between January 28, 2026 (inclusive) and February 27, 2026 (inclusive) for our 2026 Annual Meeting of Stockholders). However, in the event that the date of the 2026 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, in order to be timely, a proposal or nomination by the stockholder must be delivered not later than the later of (i) 90 days before the 2026 Annual Meeting of Stockholders or (ii) 10 days following the day on which public announcement of the date of such meeting is first

96	2025 Proxy Statement	MercadoLibre

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
made. The notice must contain the information required by our bylaws and satisfy the other requirements with respect to such proposals and nominations contained in our bylaws and satisfy the other requirements with respect to such proposals and nominations contained in our bylaws. In addition to satisfying the requirements set forth in our Bylaws, in order to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than January 28, 2026. If a stockholder fails to meet the deadlines in Rule 14a-8 and our bylaws or fails to comply with SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal. Our bylaws were filed with the SEC as an exhibit to our registration statement on Form S-1 on May 11, 2007, which can be viewed by visiting our investor relations website and may also be obtained by writing to our Corporate Secretary at our principal executive office (WTC Free Zone Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300).
By order of the board of directors,
Marcos Galperin
Chairman of the Board, President and Chief Executive Officer
April 28, 2025
Montevideo, Uruguay

MercadoLibre	2025 Proxy Statement	97

ANNEX A
Plan of Conversion of
MercadoLibre, Inc., a Delaware corporation,
into
Mercado Libre, Inc., a Texas corporation

This PLAN OF CONVERSION (this “Plan”), dated as of [●], 2025, is hereby adopted by MercadoLibre, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Mercado Libre, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”) and Section 266 of the Delaware General Corporation Law (the “DGCL”).

WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the DGCL, and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the certificate of incorporation of the Converting Entity.

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1.Plan of Conversion.
a.The name of the Converting Entity is “MercadoLibre, Inc.”, a Delaware corporation.

b.The name of the Converted Entity is “Mercado Libre, Inc.”, a Texas corporation.

c.The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Mercado Libre, Inc.”; that is, in the organizational form of the Converted Entity.

d.The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.

e.As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.001 per share, of the Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of the Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock are issued and outstanding as of the Effective Time.

f.As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

g.All of the outstanding certificates representing shares of common stock of the Converting Entity common stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

MercadoLibre	2025 Proxy Statement	A-1

ANNEX A
h.As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL.

3.Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1.c of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6.Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

A-2	2025 Proxy Statement	MercadoLibre

ANNEX A
IN WITNESS WHEREOF, MercadoLibre, Inc., a Delaware corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

MercadoLibre, Inc.
a Delaware corporation

By:_________________________
Name:
Title:

MercadoLibre	2025 Proxy Statement	A-3

ANNEX B
CERTIFICATE OF FORMATION OF MERCADO LIBRE, INC.
Mercado Libre, Inc., a corporation organized under the laws and the State of Texas (the, “Corporation”), hereby certifies that:
A. MercadoLibre, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300, was originally incorporated on October 15, 1999.
B. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Mercado Libre, Inc.” on [●] [●], 2025, pursuant to a plan of conversion, under which the Delaware Corporation converted to the Corporation.
ARTICLE I
NAME
The name of the Corporation is Mercado Libre, Inc.
ARTICLE II
REGISTERED OFFICE
The address of the registered office of the Corporation in the State of Texas is 815 Brazos Street, Ste. 500, Austin, Texas 78701. The name of the Corporation’s registered agent at such address is United Corporate Services, Inc. The initial mailing address of the Corporation is Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300.
ARTICLE III
NATURE OF BUSINESS
The purpose for which the Corporation is organized is to conduct any lawful business, and to promote any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).
ARTICLE IV
CAPITAL STOCK
Section 4.1.Authorized Capital Stock. This Corporation is authorized to issue 150,000,000 shares, consisting of (i) 110,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”) and 40,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series. Any unissued shares of Common Stock may be classified or reclassified into other classes or series of stock in accordance with the TBOC. Prior to issuance of shares of each class or series, the Board of Directors shall set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series of Common Stock pursuant to a resolution adopted by the Board of Directors and/or provided in the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws and the provisions of this Certificate of Formation, the vote of shareholders holding a majority of the issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC.
Section 4.2.Preferred Stock. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. To the maximum extent permitted by the TBOC, all shares of stock of any class then outstanding shall vote as a single class on all matters except as otherwise set forth in this Certificate of Formation or in the resolutions authorizing any class of Preferred Stock.
Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, redemption privileges

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ANNEX B
and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the TBOC. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of two-thirds of the stock of the Corporation entitled to vote.
ARTICLE V
DIRECTORS
Section 5.1.Initial Directors; Number of Directors; Term.
(a) The number of directors constituting the initial Board of Directors is nine (9) and their names and addresses are as follows:[1]

Name	Address
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
(b) The number of directors that shall constitute the Board of Directors shall be fixed solely by the manner provided in the Bylaws.
(c) The Board of Directors shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. The term of office of the initial directors shall be as follows: the term of directors of the first class shall expire at the first annual meeting of shareholders after the effective date of this Certificate of Formation; the term of office of the directors of the second class shall expire at the second annual meeting of shareholders after the effective date of this Certificate of Formation; and the term of office of the third class shall expire at the third annual meeting of shareholders after the effective date of this Certificate of Formation; and, as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of shareholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders (except to the extent necessary to ensure that the Board of Directors shall be divided into three classes as nearly equal in number as possible) and when their respective successors are elected and qualified.
Section 5.2.Removal. Any director (including persons elected by directors or shareholders to fill vacancies in the Board of Directors) may be removed from office by shareholders only for cause and only upon the affirmative vote of not less than two-thirds of the total votes eligible to be cast by shareholders at a duly constituted meeting of shareholders called expressly for such purpose. Cause for removal shall exist only if the director whose removal is proposed has been either declared of unsound mind by an order of a court of competent jurisdiction, convicted of a felony or of an offense punishable by imprisonment for a term of more than one year by a court of competent jurisdiction, or deemed liable by a court of competent jurisdiction for gross negligence or willful misconduct in the performance of such director’s duties to the Corporation.
Section 5.3.Vacancies. Vacancies in the Board of Directors shall be filled in accordance with the procedures set forth in the Bylaws.

[1]     Names of directors to be filled in following the results of shareholder votes at the annual meeting due to potential vacancies on the Board of Directors. We expect to use the Corporation’s principal place of business for each director’s address, which is Dr. Luis Bonavita 1294, Of. 1733, Tower II Montevideo, Uruguay, 11300.

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ANNEX B
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation.
ARTICLE VII
WRITTEN BALLOT, ACTION WITHOUT A MEETING, CUMULATIVE VOTING
Section 7.1.Election by Written Ballot. Election of directors at an annual or special meeting of shareholders need not be by written ballot unless the Bylaws of the Corporation so provide.
Section 7.2.Action Without a Meeting. Any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.
Section 7.3.Cumulative Voting. Shareholders of the Corporation shall not be permitted to cumulate their votes for the election of directors or for any other purpose.
ARTICLE VIII
SPECIAL MEETINGS, INTRODUCTION OF BUSINESS
Section 8.1.Special Meetings. Unless otherwise required by law, special meetings of the shareholders of the Corporation, for any purpose or purposes, may be called only by (i) a majority of the Board of Directors, (ii) the Chairman of the Board of Directors, (iii) the Chief Executive Officer of the Corporation, or (iv) the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.
Section 8.2.Introduction of Business and Shareholder Nominations. Advance notice of shareholder nominations for election of directors and other business to be brought by shareholders before a meeting of shareholders shall be given in accordance with the procedures outlined in the Bylaws of the Corporation in order for such nominations or other business to be considered at such meeting.
ARTICLE IX
LIABILITY OF DIRECTORS AND OFFICERS
To the fullest extent permitted by the TBOC, as the same may be amended from time to time, or any other applicable laws presently or thereafter in effect, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer. If the TBOC is hereafter amended to authorize, with the approval of a corporation’s shareholders, further elimination of the liability of a corporation’s directors or officers for breach of fiduciary duty, then a director or officer of the Corporation shall not be liable for any such breach to the fullest extent permitted by the TBOC, as so amended. No amendment or repeal of this provision will deprive a director or officer of the benefits of this Article IX with respect to any act or omission occurring prior to such amendment or repeal.

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ANNEX B
ARTICLE X
INDEMNIFICATION
Section 10.1Right to Indemnification. The Corporation shall, to the fullest extent permitted by the TBOC, as the same may be amended from time to time, or any other applicable laws presently or thereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether brought by or in the right of the Corporation or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation and is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. The right to indemnification shall extend to the heirs, executors, administrators and estate of any such director or officer. The right to indemnification provided in this Article X (a) will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, including, without limitation, pursuant to any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and (b) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of this Article X. Without limiting the generality or the effect of the foregoing, the Corporation may adopt bylaws, or enter into one or more agreements with any person, that provide for indemnification greater or otherwise different than that provided in this Article X or the TBOC, and any such agreement approved by the Board of Directors will be a valid and binding obligation of the Corporation regardless of whether one or more members of the Board of Directors, or all members of the Board of Directors, are parties thereto or to similar agreements. Any amendment or repeal of, or adoption of any provision inconsistent with, this Article X will not adversely affect any right or protection existing hereunder, or arising out of events occurring or circumstances existing, in whole or in part, prior to such amendment, repeal or adoption, and no such amendment, repeal or adoption will affect the legality, validity or enforceability of any agreement entered into or right granted prior to the effective date of such amendment, repeal or adoption.
Section 10.2Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article X shall include the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees and expenses) reasonably incurred in defending any such action, suit or proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the TBOC so requires, an Advancement of Expenses incurred by an indemnitee in his or her capacity as a director or officer as described in Section 1 of Article X above (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of (i) an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 2 or otherwise and (ii) any other documentation as may be required by the TBOC. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article X shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Notwithstanding the foregoing, the Corporation shall not be required to advance any expenses to a person against whom the Corporation directly brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Corporation, committed an act or omission not in good faith or that involves intentional misconduct in the performance of his or her duties to the Corporation.
Section 10.3.Merger or Consolidation. For purposes of this Article X, references to the “Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving Corporation as he or she would have with respect to such constituent Corporation if its separate existence had continued.

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ANNEX B
ARTICLE XI
RESTRICTIONS ON OFFERS AND ACQUISITIONS OF THE CORPORATION’S EQUITY SECURITIES
Section 11.1Restrictions. No individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (each, a “Person”) shall directly or indirectly offer to acquire or acquire, whether voluntarily or involuntarily, by operation of law or otherwise, the beneficial ownership of any securities of the Corporation that will cause it to beneficially own (i) more than 20% of the issued and outstanding shares of any class of an equity security of the Corporation, or (ii) any securities convertible into, or exercisable for, any equity securities of the Corporation if, assuming conversion or exercise by such Person of all securities of which such Person is the beneficial owner which are convertible into, or exercisable for, such equity securities (but of no securities convertible into, or exercisable for, such equity securities of which such Person is not the beneficial owner), such Person would be the beneficial owner of more than 20% of any class of an equity security of the Corporation. For purposes of this Article XI, “beneficial ownership” of a security shall mean the power to directly, or indirectly, through any contract, arrangement or otherwise, (i) vote or direct the voting of such security, or (ii) invest, dispose or direct the disposition of such security.
Section 11.2Exclusions. The foregoing restrictions shall not apply to (i) any offer with a view toward public resale made exclusively to the Corporation by underwriters or a selling group acting on its behalf, (ii) any employee benefit plan or arrangement established by the Corporation or a subsidiary of the Corporation and any trustee of such a plan or arrangement, and (iii) any other offer or acquisition approved in advance by the affirmative vote of two-thirds of the members of the Board of Directors then in office.
Section 11.3Remedies. Any acquisition attempted to be made in violation of this Article XI shall be null and void. In the event that any securities of the Corporation are acquired in violation of this Article XI, all such securities beneficially owned by any Person in excess of 20% shall be considered “Excess Shares” and shall not be counted as shares of stock entitled to vote and shall not be voted by any Person or counted as voting shares of stock in connection with any matters submitted to shareholders for a vote. The Board of Directors may cause such Excess Shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds of the sale. The Corporation shall be deemed to be the agent for such Person for the limited purpose of consummating a sale of such Excess Shares.
Section 11.4Rights Plans. Without (i) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock or (ii) the consent of a majority of the Board of Directors, the Corporation shall not authorize or establish any Rights Plan. For purposes of this Certificate of Formation, a “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “shareholder rights plan” or “shareholder rights plan” including, without limitation, any issuance of securities or other distribution to shareholders of the Corporation, whether or not pursuant to any plan that includes conversion rights, exchange rights, warrants, options or any other rights of any kind, any of which would entitle the holders thereof to acquire, or provides for the holders thereof to receive, any securities of the Corporation either (i) at an exercise, option, conversion or exchange price that is less than the Fair Market Value (as defined below) of the underlying securities on the date of grant or (ii) at an exercise, option, conversion or exchange price that is determined by reference to the Fair Market Value of the underlying securities at the time of exercise and which either explicitly or implicitly by its terms would entitle the holders thereof to acquire, or provide for the holder thereof to receive, the underlying securities at a price other than the Fair Market Value of such securities on the date of grant. For purposes of this paragraph, “Fair Market Value” means (1) as to any class of securities traded on a national securities exchange or quoted on the recognized over- the-counter market, or any class of securities convertible by its terms into such securities, the last closing price on such exchange or last sale price so reported, in each case as to such traded or reported class of securities on the date nearest preceding the date of determination of the Fair Market Value and (ii) as to all other securities, the fair market value determined by the board of directors of the Corporation in the exercise of its good faith and reasonable best judgment.
Section 11.5Business Combinations. The Corporation hereby elects to opt in to the provisions of Subchapter M (Sections 21.601 – 21.610) of the TBOC.
ARTICLE XII
PERPETUAL EXISTENCE
The Corporation is to have perpetual existence.

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ANNEX B
ARTICLE XIII
AMENDMENT
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by statute, and all rights conferred in this Certificate of Formation on the shareholders of the Corporation are granted subject to this reservation. This Certificate of Formation may be amended only by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter, except for the provisions in Section 2 of Article IV, and Articles V, VI, VII, VIII, XI and this Article XIII, which may be amended only by the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter.
IN WITNESS WHEREOF, I have hereunto signed my name this day of [●], 2025.

Marcos Galperin
President and Chief Executive Officer

B-6	2025 Proxy Statement	MercadoLibre

ANNEX C
MERCADO LIBRE, INC.
a Texas corporation
BYLAWS
As in effect pursuant to the plan of conversion adopted on [●] [●], 2025

MERCADO LIBRE, INC.
BYLAWS
ARTICLE I
SHAREHOLDERS
Section 1.1.Place of Meetings. All meetings of the shareholders for the election of directors or for any other purpose will be held at such place, within or outside the State of Texas, as may be designated from time to time by the Board of Directors (the “Board”) of Mercado Libre, Inc. (the “Corporation”) or, in the absence of a designation by the Board, by the Chairman of the Board, the President or the Chief Executive Officer of the Corporation, and stated in the notice of meeting. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that meetings of the shareholders will not be held at any place, but may instead be held by means of remote communications, subject to those guidelines and procedures as the Board may adopt from time to time. The Board or the Chairman of the Board may postpone any previously scheduled annual or special meeting of the shareholders.
Section 1.2.Annual Meeting. An annual meeting of the shareholders will be held on such date and at such time in each fiscal year of the Corporation as shall be designated from time to time by the Board. At the annual meeting, the shareholders will elect directors of the Corporation and transact any other business as may properly be brought before the meeting in accordance with these Bylaws.
Section 1.3.Special Meetings. Special meetings of the shareholders may be called by (a) a majority of the Board, (b) the Chairman of the Board, (c) the President of the Corporation, (d) the Chief Executive Officer of the Corporation or (e) as otherwise provided in the Corporation’s Certificate of Formation (as amended from time to time, the “Certificate of Formation”). Any notice for a special meeting of the shareholders delivered by shareholders pursuant to the preceding sentence shall include the information required pursuant to Section 1.10(b). Special meetings of holders of any outstanding Preferred Stock of the Corporation (the “Preferred Stock”) may be called in the manner and for the purposes provided in the applicable Certificate of Designation, as defined in the Certificate of Formation subject to compliance with the Texas Business Organizations Code (the “TBOC”).
Section 1.4.Notice of Annual or Special Meetings. Written notice of every meeting of the shareholders, stating the place, if any, date, and time of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, in the case of a meeting held by remote communication, information on how to access the list of shareholders entitled to vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than 10 nor more than 60 calendar days before the date of the meeting to each shareholder of record entitled to vote at such meeting, except as otherwise provided herein or by the TBOC. Written notice of every meeting of shareholders shall be given by personal delivery or by mail or by electronic communication to the extent permitted by the TBOC. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. If electronically transmitted, such notice shall be deemed given when directed to an electronic mail address at which the shareholder has consented to receive notice. Confirmation of receipt will not be required.
Section 1.5.Quorum. Except as otherwise provided by the TBOC, by the Certificate of Formation, or in a Certificate of Designation, the holders of a majority of the shares issued and outstanding and entitled to vote at such meeting, present in person or by means of remote communication or represented by proxy, will constitute a quorum at any meeting of the shareholders for the transaction of business at a meeting of the shareholders. If, however, a quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote at that meeting of shareholders, present in person or by means of remote communication or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. The shareholders present at a meeting duly called or held at which a quorum was present may continue to do business until adjournment,

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ANNEX C
notwithstanding the withdrawal of shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.
Section 1.6.Inspectors. The Board may appoint one or more inspectors of election, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act as judges of the voting and to make a written report thereof and to determine those entitled to vote at any meeting of the shareholders, or at any adjournment thereof, in advance of the meeting and in accordance with the TBOC. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the chairperson of the meeting may appoint one or more substitute inspectors.
Section 1.7.Voting; Proxies.
(a)Except as otherwise provided by the TBOC, the Certificate of Formation or in any Certificate of Designation, each shareholder will be entitled at every meeting of the shareholders to one vote for each share of stock having voting power standing in the name of such shareholder on the books of the Corporation on the record date for the meeting and such votes may be cast either in person, by proxy or by means of remote communication, subject to those guidelines and procedures as the Board may adopt from time to time. Every proxy must be in a form permitted under the TBOC, including in writing or pursuant to the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, and filed with the Secretary of the Corporation. No proxy shall be valid for more than 11 months following the date of its execution unless expressly provided otherwise by the proxy. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing or pursuant to the transmission of a telegram, cablegram, or other means of electronic transmission revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. The vote upon any question brought before a meeting of the shareholders may be by voice vote, unless otherwise required by the TBOC, the Certificate of Formation or any Certificate of Designation, or the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by means of remote communication or represented by proxy at such meeting shall so determine otherwise. Every vote taken by written ballot shall be counted by one or more inspectors of election. When a quorum is present at any meeting, in all matters other than the election of directors, the vote of the holders of a majority of the stock that has voting power present in person or by means of remote communication or represented by proxy shall decide any question properly brought before such meeting, unless the question is one upon which a different vote is required pursuant to the provisions of the TBOC, the Certificate of Formation, a Certificate of Designation or these Bylaws, in which case such provision shall govern and control the decision of such question.
(b)Except as otherwise provided by the Certificate of Formation or in any Certificate of Designation, directors will be elected by a plurality of the votes of the shares present in person or by means of remote communication or represented by proxy at the meeting and entitled to vote on the election of directors.
(c)Whenever pursuant to the TBOC, the Certificate of Formation or any Certificate of Designation, shares of the Corporation’s capital stock are not eligible to vote on any matter or are disqualified from voting thereon, they will not be considered outstanding for purposes of the determination of a quorum, or the required vote to approve action upon any matter.
Section 1.8.List of Shareholders. It shall be the duty of the Secretary or other officer of the Corporation who has charge of the stock ledger to prepare and make, not later than the 11th day before the meeting of the shareholders (or such other period as may be required by the TBOC), a complete list of the shareholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each shareholder, the number of shares registered in such shareholder’s name, and such other information required by the TBOC. Such list shall be produced and kept available at the times and places required by the TBOC.
Section 1.9.Order of Business.
(a)The Chairman of the Board, or such officer of the Corporation designated by a majority of the Board, will call meetings of the shareholders to order and will act as the chairperson thereof. Except as otherwise provided by the TBOC or the Certificate of Formation or unless otherwise determined by the Board prior to the meeting, the chairperson of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of the meeting, including without limitation, by imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxies) who may attend any such shareholders’ meeting, by ascertaining whether any shareholder or the shareholder’s proxy may be excluded from any meeting of the shareholders based upon any determination by the chairperson, in his or her sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings at the meeting of the shareholders and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders.

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ANNEX C
(b)At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board or the Board in accordance with these Bylaws, (ii) otherwise properly brought before the meeting by the chairperson or by or at the direction of a majority of the Board, or (iii) otherwise properly requested to be brought before the meeting by a shareholder of the Corporation in accordance with Section 1.10 of these Bylaws.
(c)At a special meeting of shareholders, only such business may be conducted or considered as is set forth in the notice of the meeting given pursuant to Section 1.4.
(d)The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with these Bylaws will be made by the chairperson of such meeting. If the chairperson determines that any business is not properly brought before such meeting, he or she will so declare to the shareholders present at the meeting and any such business will not be conducted or considered.
Section 1.10.Shareholder Notices For New Business.
(a)For business to be properly requested by a shareholder to be brought before an annual meeting, the shareholder must (i) be entitled to vote at such meeting, and (ii) have given timely notice thereof in writing to the Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 nor more than 90 calendar days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders; provided, however, that in the event that (i) there was no annual meeting held during the prior year or (ii) the annual meeting is called for a date that is not within 30 calendar days before or after the anniversary of the prior year’s annual meeting, in order to be timely notice by the shareholder must be so received not later than the close of business on the later of (a) the 90th calendar day prior to such annual meeting or (b) the tenth calendar day following the day on which public announcement was first made of the date of the annual meeting. In no event will the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For purposes of the foregoing, the date on which the Corporation first mailed its proxy materials to shareholders will be the date so described in such proxy materials. For purposes of this Section 1.10 and Section 2.6(b), “public announcement” means disclosure in a press release reported by a national news service or otherwise published by the Corporation in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or furnished to shareholders.
(b)A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (or special meeting pursuant to Section 1.3), (i) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation’s books, of the shareholder of record proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and/or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made; (iv) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business; (v) a description of all arrangements or understandings among such shareholder, the beneficial owner on whose behalf the notice is given and any other person or persons (including their names) in connection with the proposal of such business of such shareholder and any material interest of such shareholder in such business; and (vi) a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting. Notwithstanding the foregoing provisions of this Section 1.10(b), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 1.10(b). Nothing in this Section 1.10(b) will be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 1.11.Adjourned Meetings and Notice of Same. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy, but in the absence of a quorum (except as provided in Section 1.5) no other business may be transacted at the meeting. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date, and time thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 60 calendar days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date, and time thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting must be given in conformity herewith. At any adjourned meeting, any business may be transacted which properly could have been transacted at the original meeting.

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Section 1.12.Participation in Meetings by Remote Communications. If authorized by the Board, and subject to such guidelines and procedures as the Board may from time to time adopt, shareholders and proxy holders not physically present at a meeting of shareholders may participate in such meeting by means of remote communications, so long as all shareholders or proxy holders participating in the meeting can read or hear the proceedings of the meeting substantially concurrently with such proceedings.
Section 1.13.Action Without Meeting. Subject to the rights, if any, of the holders of any series of Preferred Stock that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken by the shareholders by written consent, and not at a duly called annual or special meeting of shareholders, may only be taken if such written consent is signed by all holders of shares entitled to vote on such action.
ARTICLE II
DIRECTORS
Section 2.1.Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not prohibited by the TBOC or by the Certificate of Formation or by these Bylaws or required by the TBOC or by the Certificate of Formation or by these Bylaws to be exercised or done by the shareholders.
Section 2.2.Number; Election and Term of Office. Subject to the rights, if any, of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation, the authorized number of directors shall be fixed by resolution of the Board, and the shareholders may not increase or decrease the authorized number of directors. Except as provided in Section 2.5, the directors shall be elected at the annual meeting of the shareholders for such terms specified in the Certificate of Formation, except as otherwise required by the TBOC. Any reduction by the Board of the authorized number of directors may not remove any director prior to the expiration of that director’s term of office, unless, at the time of such decrease, there shall be vacancies on the Board that are being eliminated by such reduction.
Section 2.3.Committees.
(a)The Board may appoint from among its members an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board may establish such other committees as the Board may deem appropriate. Each committee may consist of one or more directors of the Corporation, and each shall have such powers and duties as the Board may confer pursuant to the TBOC and each committee’s respective charter. Each committee of the Board will serve at the pleasure of the Board or as may be specified in any resolution from time to time adopted by the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of the committee.
(b)Unless otherwise prescribed in any resolution from time to time adopted by the Board, a majority of the members of any committee of the Board is a quorum for the transaction of business, and the act of a majority of the members present at a meeting at which there is a quorum will be the act of that committee. Each committee of the Board may prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board, and will keep a written record of all actions taken by such committee.
Section 2.4.Removal and Resignation. Subject to the provisions of the Certificate of Formation, any director may be removed, only for cause, by the Board at any time. Any director may resign by giving notice in writing or by electronic transmission to the Corporation. Unless the notice specifies a later time, the resignation will be effective when notice is received by the Corporation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.
Section 2.5.Vacancies and New Directorships. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation and except as provided in the Certificate of Formation, a vacancy or vacancies in the Board exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased or if the shareholders fail, at any annual or special meeting of shareholders at which any directors are elected, to elect the full authorized number of directors to be elected at that meeting. Vacancies in the Board may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, even though less than a quorum of the Board, or (b) a sole remaining director, in each case to the extent permitted by the TBOC. Any director so elected to fill a vacancy shall hold office for the remainder of the unexpired term of the director’s predecessor; provided, however, that a director elected to fill a vacancy resulting from an increase in the number of directors shall serve only until the next annual or special meeting of shareholders called to vote on the election of directors.
Section 2.6.Nominations of Directors; Election. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation, only persons who are nominated in accordance with the following procedures will be eligible for election at a meeting of shareholders as directors of the Corporation.

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(a)Nominations of persons for election as directors of the Corporation may be made only at an annual meeting of shareholders (i) by or at the direction of the Board, (ii) by any shareholder of record who is entitled to vote for the election of directors at such meeting and who complies with the procedures set forth in this Section 2.6 or (iii) pursuant to the notice of the annual meeting. Nominations of persons for election as directors of the Corporation may be made at a special meeting of shareholders (i) by or at the direction of the Board, (ii) provided that the Board has determined that directors will be elected at the meeting, by any shareholder of record who is entitled to vote for the election of directors at such meeting and who complies with the procedures set forth in this Section 2.6 or (iii) pursuant to the notice of the special meeting. All nominations by shareholders must be made pursuant to timely written notice to the Secretary.
(b)(i) In the event of an annual meeting of shareholders, to be timely, a shareholder’s notice must be in writing and delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 nor more than 90 calendar days prior to the anniversary date of the date on which the Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders. However, if an annual meeting was not held during the prior year or if the annual meeting is called for a date that is not within 30 calendar days before or after the anniversary of the prior year’s annual meeting, notice by the shareholder in order to be timely must be so received no later than the close of business on the later of (a) 90 calendar days prior to the annual meeting or (b) the tenth calendar day following the first public announcement of the date of the annual meeting. In no event will the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For purposes of the foregoing, the date on which the Corporation first mailed its proxy materials to shareholders will be the date so described in such proxy materials. (ii) In the event of a special meeting of shareholders, to be timely, a shareholder’s notice must be in writing and delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 nor more than 90 calendar days prior to the date on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting; provided, however, that if the public announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made less than 60 calendar days prior to the date of the special meeting, a shareholder notice must be received no later than the close of business on the tenth calendar day following the first public announcement of the date of the special meeting.
(c)To be in proper written form, such shareholder’s notice must set forth or include: (i) the name and address, as they appear on the Corporation’s books, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the shareholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the class and/or series and number of shares of capital stock of the Corporation owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice; (v) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission under the Exchange Act had the nominee been nominated, or intended to be nominated, by the Board; and (vi) the signed consent of each nominee to serve as a director of the Corporation if so elected. At the request of the Board, any person nominated by the Board for election as a director must furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination that pertains to the nominee. The chairperson of the meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Section 2.6(c), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws.
(d)Notwithstanding anything in these Bylaws to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 60 calendar days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders, a shareholder’s notice required by these Bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement was first made by the Corporation.
Section 2.7.Regular Meetings. Regular meetings of the Board may be held immediately after the annual meeting of the shareholders and at such other time and place either within or outside the State of Texas as may from time to time be determined by the Board. Notice of regular meetings of the Board need not be given.
Section 2.8.Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President of the Corporation, the Chief Executive Officer of the Corporation or by a majority of the Board and notice will be deemed given to each director by whom such notice is not waived, if it is given 24 hours before the start of the meeting (i) in person, (ii) by facsimile telecommunication, when directed to a number at which the director has consented to receive notice, (iii) by electronic mail, when directed to an electronic mail address at which the director has consented to receive notice, or (iv) by

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other similar medium of communication, or if it is given 72 hours before the start of the meeting by mail, when deposited in the United States mail, postage prepaid, and when directed to an address to which the director has consented to receive notice. Special meetings of the Board may be held at such time and place either within or outside the State of Texas as is determined by the Board or specified in the notice of any such meeting.
Section 2.9.Quorum. At all meetings of the Board, a majority of the Board will constitute a quorum. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present will be regarded as the act of the Board, unless a greater number is required by the TBOC or by the Certificate of Formation. If a quorum is not present at any meeting of the Board, the directors present at the meeting may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum was present may continue notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for the meeting.
Section 2.10.Participation in Meetings by Remote Communications. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in the meeting can hear one another, and such participation in a meeting will constitute presence in person at the meeting.
Section 2.11.Adjournment. A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place. If a meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place will be given prior to the time of the adjourned meeting to the directors that were not present at the time of adjournment.
Section 2.12.Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee of the Board may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes or proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.13.Compensation. The Board may establish such compensation for, and reimbursement of the expenses of, members of the Board and committees of the Board, as the Board may determine.
ARTICLE III
OFFICERS
Section 3.1.Officers. The officers of the Corporation shall be a President, a Chief Executive Officer, a Chief Financial Officer, a Secretary and a Treasurer. At the discretion of the Board, the Corporation may also have a General Counsel, one or more Vice Presidents and other officers as may be determined by the Board and as otherwise appointed in accordance with Section 3.3. Each officer shall have the authority and will perform those duties as are customarily incident to the office in which the officer serves, or as otherwise set forth in a resolution adopted by the Board. Any number of offices may be held by the same person. In the case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by a majority of the Board, the Board may delegate the absent or disabled officer’s powers or duties to any other officer or to any director of the Corporation.
Section 3.2.Election. The officers of the Corporation, except those officers as may be appointed by the President or the Chief Executive Officer of the Corporation pursuant to Section 3.3, shall be elected by the Board. Each officer shall serve at the pleasure of the Board and will hold office until his or her successor is elected and qualified or until his or her earlier resignation, retirement, removal or death.
Section 3.3.Subordinate Officers. The Board may appoint, and may empower the President and/or the Chief Executive Officer to appoint, such Assistant Secretaries, Assistant Treasurers and other officers and agents as the Board, the President or the Chief Executive Officer shall deem necessary or proper in the conduct of the affairs of the Corporation with such designations, titles, seniority, duties and responsibilities as the Board, the President or the Chief Executive Officer shall deem advisable. All officers appointed by the Board, the President or the Chief Executive Officer shall perform their duties under the direction of the President and the Chief Executive Officer and shall receive compensation as from time to time fixed by the President and the Chief Executive Officer and shall hold their offices at the pleasure of any of the President, the Chief Executive Officer or the Board. The President and the Chief Executive Officer shall report appointments of officers pursuant to this Section 3.3 to the Board.
Section 3.4.Authority and Duties. Each of the officers of the Corporation will have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board, the President or the Chief Executive Officer.
Section 3.5.Compensation. The compensation of all elected officers of the Corporation shall be fixed by the Board or by a committee of the Board. The Board may fix, or delegate the power to fix, the compensation of other officers and agents of the Corporation to an officer of the Corporation.

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Section 3.6.Removal and Resignation. Any officer may be removed, either with or without cause, by the Board at any time. Any officer may resign at any time upon written notice to the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.
Section 3.7.Vacancies. A vacancy in any office because of death, resignation or removal shall be filled as provided in these Bylaws.
ARTICLE IV
STOCK
Section 4.1.Certificates. The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates representing shares of stock of the Corporation will be in such form as is determined by the Board or a committee thereof, subject to applicable legal requirements. Each certificate will be numbered and its issuance recorded in the books of the Corporation and each certificate will exhibit the holder’s name and the number of shares, along with any other information required by the TBOC, and will be signed by, or in the name of, the Corporation by the Chairman of the Board, the President, the Chief Executive Officer, or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may also be signed by, or bear the facsimile signature of, any properly designated transfer agent of the Corporation. Any or all of the signatures and the seal of the Corporation, if any, upon the certificates may be facsimiles, engraved or printed. The certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be an officer at the time certificates are issued and delivered.
Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 3.202 of the TBOC or a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Section 4.2.Classes of Stock. The designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof, and the qualifications, limitations or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Corporation issues to represent its stock or, in lieu thereof, such certificates will set forth the office of the Corporation from which the holders of certificates may obtain a copy of such information.
Section 4.3.Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law, and as provided in the Certificate of Formation and in these Bylaws. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares transferable hereunder, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation to issue, or cause its transfer agent to issue, a new certificate to the person entitled thereto, cancel the prior certificate and record the transaction upon its books. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
Section 4.4.Lost, Stolen or Destroyed Certificates. The Secretary may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates or uncertificated shares, the Secretary may require the record holder of shares represented by such lost, stolen or destroyed certificate or certificates to provide the Corporation a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of the new certificate.
Section 4.5.Record Dates.
(a)In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which in the case of an annual meeting or a special meeting of the shareholders called by the Chairman of the Board, the President, the Chief Executive Officer or the majority of the Board will not be more than 60 nor less than 10 calendar days before the date of such meeting. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the calendar day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the calendar day next preceding the day on which the meeting is held. A determination of shareholders of record

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entitled to notice of or to vote at a meeting of the shareholders will apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for any adjourned meeting.
(b)In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date will not be more than 60 calendar days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.
(c)The Corporation will be entitled to treat the person in whose name any certificate representing shares or uncertificated shares of stock of the Corporation is registered as the owner thereof for all purposes, and will not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation has notice thereof, except as expressly provided by applicable law.
ARTICLE V
NOTICES
Section 5.1.General. Whenever by law or pursuant to the provisions of the Certificate of Formation or these Bylaws, notice is required to be given to any director or shareholder, it will not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his, her or its address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice will be deemed to be given at the time when the same is deposited in the United States mail. Notice to directors may also be given by overnight courier, telephone, form of electronic transmission (if consented to by the director) or as may otherwise be permitted by these Bylaws. Notice to a shareholder may also be given by a form of electronic transmission consented to by the shareholder. Notice by overnight courier will be deemed to be given one business day after being dispatched; notice by telephone will be deemed to be given when given personally; notice by facsimile telecommunication will be deemed to be given when directed to a number at which the director or shareholder has consented to receive notice; notice by electronic mail will be deemed to be given when directed to an electronic mail address at which the director or shareholder has consented to receive notice; notice by posting on an electronic network, together with separate notice to the director or shareholder of such specific posting, will be deemed to be given upon the later of (a) such posting, and (b) the giving of such separate notice; and notice by any other form of electronic transmission will be deemed to be given when directed to the director or shareholder by the means and at the location at which the director or shareholder has consented to receive notice.
Section 5.2.Waiver. Whenever any notice is required to be given by the TBOC or pursuant to the provisions of the Certificate of Formation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice or such person’s duly authorized representative, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
ARTICLE VI
INDEMNIFICATION
Section 6.1.Indemnification. The Corporation shall indemnify its directors and officers to the fullest extent permitted by the TBOC and may, if and to the extent authorized by the Board, so indemnify any other person whom it has the power to indemnify against any liability, expense or other matter whatsoever.
Section 6.2.Additional Indemnification Rights. The rights of indemnification provided for in this Article VI shall be in addition to any rights to which any such director, officer or other person may be entitled under any agreement, vote of shareholders, the Certificate of Formation, or as a matter of law or otherwise.
Section 6.3.Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of any of its affiliates or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the TBOC.
ARTICLE VII
EXCLUSIVE FORUM; JURY TRIAL WAIVER
Section 7.1.Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee

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of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (in each case, as they may be amended from time to time), (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, or (e) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC shall be the Business Court in the Eighth Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas located in Tarrant County). For the avoidance of doubt, this Article shall not apply to any direct claims under the Securities Act of 1933, as amended, or the 1934 Act.
Section 7.2.Jury Trial Waiver. Any shareholder, director, or officer of the Corporation (each, a “Covered Party”) hereby irrevocably and unconditionally waives any right that each Covered Party may have to a trial by jury in any legal action, proceeding, cause of action or counterclaim arising out of or relating to any internal entity claim, as defined under the TBOC, related to the Corporation, and each shareholder agrees that the shareholder’s continued holding of shares of stock of the Corporation shows their intentional and knowing waiver of any right to trial by jury with respect to such claims.
ARTICLE VIII
OTHER PROVISIONS
Section 8.1.Inspection of Bylaws. Upon the written request of any shareholder, the Corporation shall furnish to such shareholder a copy of these Bylaws as amended to date.
Section 8.2.Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its shareholders, the Board, and any committee of the Board, and shall keep at its registered office or principal place of business or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.
Section 8.3.Fiscal Year. The fiscal year of the Corporation will be fixed from time to time by the Board.
Section 8.4.Seal. The Board may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
Section 8.5.Time Periods. In applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days will be used unless otherwise specified, the day of the doing of the act will be excluded and the day of the event will be included.
Section 8.6.Securities of Other Corporations. The President, the Chief Executive Officer or any Vice President of the Corporation shall have the power and authority to transfer, endorse for transfer, vote, and take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.
Section 8.7.Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.
Section 8.8.References. Whenever in these Bylaws the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.
Section 8.9.Conflict with Certificate of Formation. Whenever any provision of these Bylaws conflicts with a provision of the Certificate of Formation, the provision in the Certificate of Formation shall prevail.

ARTICLE IX
AMENDMENTS
Except as otherwise provided by the TBOC or the Certificate of Formation, these Bylaws may be amended in any respect at any time, either (a) at any meeting of shareholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting, and further provided that the provisions in Articles I, II, III, VII, and this Article IX may be amended only by the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter, or (b) at any meeting of the Board, provided that no amendment adopted by the Board may vary or conflict with any amendment properly adopted by the shareholders.

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ANNEX D
PROPOSED RESOLUTIONS OF THE BOARD OF DIRECTORS OF MERCADOLIBRE, INC.
April 14, 2025
Texas Redomestication.
WHEREAS, MercadoLibre, Inc. (the “Company”) is and has been a corporation incorporated under the laws of Delaware since October 15, 1999; and
WHEREAS, the Board of Directors of the Company (the “Board”) has considered and discussed the conversion of the Company from a Delaware corporation to a corporation incorporated under the laws of the state of Texas (the “Redomestication”) pursuant to Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”), including discussions with Company management, outside counsel and a proxy solicitor; and
WHEREAS, the Board has determined it to be advisable and in the best interest of the Company and its stockholders to effect the Redomestication.
NOW, THEREFORE, BE IT RESOLVED, that the Redomestication is hereby approved in all respects; and be it
FURTHER RESOLVED, that the form, terms and provisions of the plan of conversion attached hereto as Exhibit A (the “Plan of Conversion”), and all transactions contemplated thereby, are hereby approved and adopted in all respects; and be it
FURTHER RESOLVED, that the form, terms and provisions of the Texas Certificate of Formation (the “Texas Charter”) and the Texas Bylaws (the “Texas Bylaws”) substantially in the form attached hereto as Exhibits A and B to the Plan of Conversion are hereby approved and adopted in all respects; and be it
FURTHER RESOLVED, that a proposal approving the Redomestication and the Plan of Conversion be presented to the stockholders of the Company for approval and adoption thereby at the 2025 Annual Meeting of the Stockholders (such approval, the “Stockholder Approval”); and be it
FURTHER RESOLVED, that the Board hereby recommends that the stockholders of the Company approve the Redomestication and the Plan of Conversion; and be it
FURTHER RESOLVED, that subject to the Stockholder Approval, the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to prepare, execute, and file with the Delaware Secretary of State a certificate of conversion to effect the Redomestication pursuant to Section 266 of the DGCL; and be it
FURTHER RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents necessary or appropriate to be made with governmental authorities, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents; and be it
FURTHER RESOLVED, that all actions heretofore taken by the officers and directors of the Company with respect to the transactions contemplated above be, and hereby are, adopted, approved, confirmed and ratified in all respects.

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MercadoLibre	2025 Proxy Statement	D-1

MERCADOLIBRE, INC.
78 SOUTHWEST 7TH STREET, 8TH FLOOR
MIAMI, FLORIDA 33130
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MELI2025**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72515-P26357

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MERCADOLIBRE, INC.

The Board of Directors recommends you vote FOR the following director nominees named below:

1. Election of Directors

Class I Nominee:	For	Withhold
1a. Stelleo Passos Tolda	☐	☐
Class III Nominees:		
1b. Emiliano Calemzuk	☐	☐
1c. Marcos Galperin	☐	☐
1d. Martin Lawson	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 17, 2025:
The 2024 Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V72516-P26357

MERCADOLIBRE, INC.
Annual Meeting of Stockholders
June 17, 2025 11:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marcos Galperin, Martín de los Santos and Jacobo Cohen Imach, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERCADOLIBRE, INC. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on June 17, 2025 and can be accessed by visiting **www.virtualshareholdermeeting.com/MELI2025** and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A NOMINEE OR PROPOSAL, THE PROXIES WILL VOTE (AND ANY VOTING INSTRUCTIONS TO RECORD HOLDERS WILL BE GIVEN) "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4 AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

Continued and to be signed on reverse side